UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds Global All-Cap Plus Fund	NPTAX	—	NPTCX	NTPRX	NPTIX
Nuveen Tradewinds Global Flexible Allocation Fund	NGEAX	—	NGFCX	NGFRX	NGGIX
Nuveen Tradewinds Global Resources Fund	NTGAX	—	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	NTJRX	NTJIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Emily Alejos, CFA, and Michael Hart, CFA, are the portfolio managers for the Emerging Markets Fund. Both have more than 20 years of investment management experience. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Global All-Cap Fund and Global All-Cap Plus Fund. Dave has over 30 years of investment management experience. Dave, Isabel Satra and Michael Hart manage the Global Flexible Allocation Fund. Isabel has more than 10 years of investment management experience. Dave Alberto Jimenez Crespo, CFA, and Gregory Padilla, CFA, manage the Global Resources Fund. Alberto has more than 10 years and Greg has more than five years of investment experience. Alberto and Peter Boardman manage the International Value Fund. Peter has more than 20 years of investment experience. Peter also manages the Japan Fund.

In the following discussion, the portfolio managers offer their thoughts on the general market environment, their management strategies and the performance of the Funds during twelve-month period ended July 31, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. After the end of this reporting period, at its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and

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Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011, down from 9.5% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

The last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess. The aggregate effect of all these headwinds caused some previous market optimism to be replaced with uncertainty.

How did the Funds perform during the twelve-month period ended July 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended July 31, 2011. Each Fund’s Class A Share total returns are compared with the performance of corresponding market indexes and peer group averages.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at net asset value (NAV) posted positive returns for the period ended July 31, 2011, but underperformed the comparative index and the category average.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, selected using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The Fund realized positive returns from every sector as a result of our allocation and/or stock selection process. Relative to the MSCI index, the Fund’s return was mainly hindered by the financials, utilities and telecommunication services sectors. It outperformed in the energy, materials and consumer staples sectors. The Fund remained

6	Nuveen Investments

significantly overweight versus the MSCI index in the materials and utilities sectors and underweight in the financials, industrials and information technology sectors. The Fund’s Brazilian, Russian and South African holdings were the three largest country weights over the period.

Materials represented the Fund’s top performing sector and Banro Corporation, a Canada-based gold exploration company, was a top performing holding. Banro controls several underdeveloped gold properties in the Democratic Republic of the Congo, including Twangiza and Namoya. Already fully financed and with production set to begin during the first quarter of 2012, the market is re-rating Banro’s assets as a producer rather than as a junior miner.

The Fund’s energy holdings produced the greatest outperformance against the index. Expanding the supply of energy is a key facilitator for continued economic growth in much of the developing world and two of the Fund’s top performers for the period are key players in this space. Russia’s dominant natural gas company, Gazprom OAO, was the top contributing holding for the annual period. Gazprom supplies roughly one quarter of Europe’s gas demand and has a monopoly over Russian gas exports. We continued to see significant value in Gazprom’s massive resource base and underappreciated pipeline network — the company accounts for roughly three quarters of Russian gas production. Argentina-based integrated energy company Petrobras Energia Participaciones S.A. also was a lead performer. Petrobras outperformed crude oil prices during the period. We believe the company has upside potential not only in pricing, but also recoverable reserves of both oil and gas. Though domestic government policies in Argentina remain unpredictable for the company, we believe Petrobras should benefit from a rise in regulated oil prices.

While the Fund’s energy holdings outperformed the MSCI index at the sector level, Niko Resources, a Canada-based international exploration and production company with primary assets in India, Indonesia, Trinidad, Pakistan and Iraq, underperformed for the period. Niko’s share price lagged as a result of reserve write-downs in India due to reservoir complexity issues and higher cost estimates reported by third party engineers. We continue to believe significant upside exists in Niko’s high impact exploration portfolio and in the potential for increased natural gas prices in India.

The Fund’s telecommunication services holdings lagged the index, with Safaricom Ltd., the leading mobile service operator in Kenya, as the Fund’s single largest detractor from performance. The stock was under pressure from fears of a price war, but we believe these fears are exaggerated as Safaricom’s competitors have acknowledged that irrational competition is not a sustainable strategy. Despite certain macroeconomic and political concerns, the company has gained subscribers, defended its market share and extended its network advantage.

Leading consumer electronics company LG Electronics Inc., with top-three market share positions in most of its diversified businesses including flat screen televisions, mobile handsets and appliances, also was a laggard. Ongoing difficulties in the mobile handset division, decreased demand for television manufacturers as a whole, and increased competition along with increased raw material costs in its appliances/air conditioning

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division affected stock performance. Some of LG’s investment holdings also have underperformed. LG’s businesses are cyclical in nature and we remain confident in LG’s long term prospects.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the comparative index and the category average for the twelve-month period ended July 31, 2011.

Over this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Much of the Fund’s relative outperformance for the period was attributed to its relative underweight in financials — an underperforming sector within the MSCI index. The Fund’s energy and materials sector holdings also contributed positively to the Fund’s performance. Detractors from performance were the consumer and utilities holdings, along with the Fund’s cash balance, which is a residual of our investment process. The United States, Japan and Canada continued to represent the three single largest country weights in the Fund over the course of the period.

The top absolute contributor to performance was petroleum refiner and marketer Tesoro Corporation. Rising oil prices have caused a reevaluation of the worth inherent in companies which drill, produce, refine and distribute this important commodity. This caused some companies in the sector to reach prices that we believed reflected their full value. Accordingly, the Fund trimmed and sold oil companies after significant price appreciation.

Precious metals mining firms also are among the companies exhibiting what we think are advantageous risk/reward profiles. Already the populations of debt-saddled countries like Greece are increasingly turning to precious metals in an attempt to protect the purchasing power of their wealth, using the metals as a type of insurance against possible currency devaluation. Canadian-based gold mining firms Barrick Gold Corporation and Gabriel Resources Limited, members of the materials sector, were among the portfolio’s top contributors to performance during the period.

South African gold miner and explorer Simmer & Jack Mines Limited, on the other hand, was the largest detractor from performance. The company had attempted to turn around a high cost gold mine, but faced significant pressure due to a heavily levered balance sheet and a strong South African rand. Near the end of the period, the company announced a spin-off to separate Village Main Reef Limited.

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Electricite de France S.A. is a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding of this company suffered, in our opinion, for three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. Korea Electric Power Corporation, an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea, also detracted from the performance of the Fund.

We tend to be attracted to oligopolistic, strongly franchised utility companies in markets with limited penetration, and we believe such companies will benefit from population growth, particularly in emerging markets. While the Fund’s positions in Electricite de France S.A. and Korea Electric Power Corporation detracted from performance, we continue to like both firms from a valuation and asset quality perspective, and took advantage of price weakness to add to both holdings during the period.

In an expression of the high value we place on trying to preserve wealth, Tradewinds carefully seeks holdings priced far enough below our fundamental assessments so as to represent, in our opinion, a very attractive opportunity. As of late, this search often has led us to stocks generally perceived as defensive companies that we view as less exposed to some of the downside risks we anticipate. We think there are currently many outstanding businesses with great prospects, so we’re trying to identify mispriced opportunities and buying on weakness.

Effective as of the close of business on July 29, 2011, the Fund was closed to new investments, except for investments by existing shareholders of record as of July 29, 2011, and by certain other limited categories of investors as described in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Plus Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Long/Short Equity Funds Category Average for the twelve-month period ending July 31, 2011, but underperformed the MSCI All Country World Index.

The Fund seeks to provide long-term capital appreciation by investing in securities selected using an opportunistic, value-oriented process. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform. The Fund’s short position may range between 0% and 50% of the value of the Fund’s net assets.

Much of the Fund’s positive performance relative to the MSCI Index for the period was due to its long energy and industrials sector holdings, while most of its overall underperformance was caused by its short positions in the consumer discretionary and consumer staples sectors. As a result of our bottom-up process, the Fund’s long energy sector weight declined, since the prior period’s end, while the long industrials and financials sector weighting increased, although the financials sector weight was still

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considerably below that of the MSCI Index. The United States, Japan and Canada continued to represent the three single largest country weights in the Fund over the course of the period.

Looking at the Fund’s long positions, the period’s top absolute contributor to performance was petroleum refiner and marketer Tesoro Corporation. Another top contributor within the energy sector was U.S.-based oil producer Chesapeake Energy Corporation. Rising oil prices have caused a reevaluation of the worth inherent in companies which drill, produce, refine and distribute this important commodity. This caused some companies in the sector to reach prices that we believed reflected their full value. Accordingly, the Fund trimmed and sold oil companies after significant price appreciation.

In addition, diversified health care benefits company Aetna Incorporated significantly contributed to performance. The Fund added to its position in December 2010, and proceeded to trim the position in 2011 after price appreciation.

South African gold miner and explorer Simmer & Jack Mines Limited was the largest detractor from performance. The company had attempted to turn around a high cost gold mine, but faced significant pressure due to a heavily levered balance sheet and a strong South African rand. Near the end of the period, the company announced a spin-off to separate Village Main Reef Limited.

Electricite de France S.A. is a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding of this company suffered, in our opinion, for three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. We believe the stock is among the least expensive nuclear and hydro power producers in the world, and we took advantage of weakness to increase the position.

We tend to be attracted to oligopolistic, strongly franchised utility companies in markets with limited penetration, and we believe such companies will benefit from population growth, particularly in emerging markets. While the Fund’s position in Electricite de France S.A. detracted from performance, we continue to like the company from a valuation and asset quality perspective. We also added a position in Old Republic International Corporation, a U.S. insurance company, in March 2011. However, this holding was another underperformer during the period.

The Fund’s short exposure detracted from performance and was one of the primary reasons for the Fund’s underperformance relative to the MSCI index. The short positions were concentrated in several companies that we characterize as members of the “contemporary nifty fifty” — high momentum growth companies that we believe are overvalued — with smaller concentrations in the information technology, materials, and industrials sectors. Education provider Strayer Education Incorporated contributed most to short position positive performance during the period, even though the position was covered in August 2010. Share price appreciation in specialty coffee and coffee maker Green Mountain Coffee Roasters, Incorporated and quick service Mexican food eatery Chipotle Mexican Grill Incorporated detracted most from short position performance during the reporting period.

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Nuveen Tradewinds Global Flexible Allocation Fund

The Fund’s Class A Shares at net asset value (NAV) posted positive returns, for the period ended July 31, 2011, but underperformed the comparative indexes and Lipper category average.

The Fund invests primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and opportunistically uses leverage, primarily via writing options and taking short equity positions. The Fund’s basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling at prices that we believe are below their intrinsic value.

While the Fund’s long positions in the energy sector did outperform the comparative index over this period, the Fund’s overall underperformance was most attributable to its short consumer discretionary sector holdings. The Fund maintained a long exposure in the metals & mining industry, particularly gold stocks, which we believe are intrinsically undervalued relative to potential liquidation values, and as a result, the portfolio was overweight in the materials sector. We wrote covered calls on selected long equity positions with the objective of enhancing yield and expected total return.

Looking at the Fund’s long equity positions, the energy sector outperformed the comparative index both on a relative and absolute basis. Tesoro Corporation, which refines and markets petroleum products in the United States, was the Fund’s top contributor to positive performance. Rising oil prices have caused a reevaluation of the worth inherent in companies which drill, produce, refine and distribute this important commodity. Another significant contributor to positive performance for the period was our long equity position in Canadian-based Cameco Corporation, the world’s largest uranium producer. Precious metals mining firms are among the companies exhibiting what we think are advantageous risk/reward profiles. Already the populations of debt-saddled countries like Greece are increasingly turning to precious metals as a way of protecting the purchasing power of their wealth, using the metals as a type of insurance against possible currency devaluation. Canadian-based gold mining firm Barrick Gold Corporation also was among the portfolio’s top contributors to positive performance during the period.

Finnish mobile communication company Nokia Corporation was the largest long equity detractor from performance. Nokia is still the largest manufacturer of handsets by volume, its feature phone business is still profitable, and we believe the company has certain competitive advantages over other handset makers. Finmeccanica S.p.A. and Simmer & Jack Mines Limited also underperformed significantly. Finmeccanica is an Italian conglomerate with leading global aerospace and defense businesses whose value we believe is being masked by lesser quality non-core, legacy industrial businesses, and we took advantage of price weakness to add to the position. South African gold miner and explorer Simmer & Jack Mines Limited had attempted to turn around a high cost gold mine, but faced significant pressure due to a heavily levered balance sheet and a strong South African rand. Near the end of the period, the company completed its spin-off to separate Village Main Reef Limited.

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The Fund’s fixed income positions consisted of corporate, government and interest-only mortgage-backed debt. During the period, the Fund primarily added to its interest-only mortgage exposure, putting the total fixed income exposure at the end of the period at approximately 10%.

The Fund’s short positions continued to focus on U.S. consumer equities, including companies in both the discretionary and staples sectors. Although the short component as a whole hindered performance during the reporting period, we remain patient. Many of our consumer shorts represent what we believe are both overvalued stocks and industries with limited barriers to entry and/or the potential for overcapacity. The Fund’s consumer sector shorts continued to be primarily in the retail-related, restaurant, staples, and educational areas. Strayer Education Incorporated, a provider of undergraduate and graduate degree programs, contributed positively to performance, although was covered and eliminated during the period. The Fund’s greatest detractor from performance was specialty coffee and coffee maker Green Mountain Coffee Roasters Incorporated. Share price appreciation in quick service Mexican eatery Chipotle Mexican Grill Incorporated and specialty retailer Tiffany & Company also both significantly detracted from performance during the reporting period.

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed MSCI All Country World Index, but underperformed the market benchmark composite index and the Lipper Global Natural Resources Funds Category Average for the twelve-month period ended July 31, 2011.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. In addition, under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

The top individual performers for the period included Dundee Precious Metals Incorporated, a Canadian-based international precious metals mining company with operations located in Armenia, Bulgaria, Namibia and Serbia. Dundee is a stock that is not followed very well by analysts working for brokerage firms (often called “sell side” analysts), although some have started to recognize the earnings potential of the company with the expansion of the existing mine in Bulgaria. In addition, cash costs are going down due to the acquisition of the smelter that treats its ore in Namibia, and rising gold prices are expected by some to increase the firm’s profitability significantly over the next two years.

Also positively contributing to performance was Newcrest Mining Limited, a company engaged in the exploration, development, mining and sale of gold and gold/copper

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concentrates. During the reporting period, Newcrest benefited from rising gold and copper prices. In addition, they were able to be opportunistic and bought significant gold assets owned by Lihir Gold when Lihir had no CEO and a lot of uncertainty. We were able to buy shares for less than what we believed they were worth.

Chesapeake Energy Corporation is the largest producer of shale gas in the world and second largest producer of natural gas in the United States. The company is focused on discovering, acquiring and developing conventional and unconventional natural gas reserves. During the reporting period, Chesapeake was a top performer for the Fund due to a successful $1.3 billion joint venture with China National Offshore Oil Corporation (CNOOC) in Niobrara shale and a $4.75 billion asset sale to BHP in Fayetteville. We trimmed our position after price appreciation, but continue to see significant value in the shares.

We did have several positions which detracted from performance, including Niko Resources Limited, a Canadian-based independent international oil and gas company with operations in India, Bangladesh, Indonesia, Kurdistan, Trinidad, Madagascar and Pakistan. Throughout the reporting period, negative news about India, news of a lack of exploration catalysts until 2012, and a neighbor’s dry hole in Indonesia weighed on the stock, but our long-term outlook is unchanged. We believe the drop in price significantly overshot the deterioration in fundamentals and continued to increase our position in the company throughout the reporting period.

Also negatively impacting performance was Bankers Petroleum, a Canadian-based oil and gas exploration and production company with operations in Albania. The company had reservoir complexity concerns and missed production estimates. Management decided to make production growth a secondary concern and focused on delineating the boundary of the reservoir and understanding the various target zones. We believe their focus on developing the largest onshore oil field in Continental Europe, huge thermal recovery potential, attractive country fiscal terms, and impressive management team are positive, long-term attributes, and we increased our position throughout the reporting period.

Areva SA is a France-based company that is recognized for its technological expertise in nuclear energy. It operates six divisions and is the only fully integrated company in the industry. Throughout the reporting period, the effects of the Japan earthquake impacted the uranium and nuclear business, and there were negative sentiments on nuclear power expressed by some European governments. Additionally, there was concern in the market about debt levels and increased volatility of the stock. Despite its performance, we believe the firm’s biggest advantage is that it is one of the very few suppliers capable of meeting customer requirements at every stage of the value chain. The technological barriers to entry in the industry and scale required to succeed create significant competitive advantages, and we increased our position in the company throughout the reporting period.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at net asset value (NAV) posted positive returns, but underperformed both of the MSCI index and the Lipper category average for the twelve-month period ended July 31, 2011.

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Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Stock holdings within the Fund’s information technology and consumer sectors produced weaker returns than that of the MSCI index and were top detractors to relative results. The Fund’s financial companies overall did not do as well as other sectors during the period. However, having a smaller allocation to this poorer performing sector, the Fund benefitted on a relative basis. The U.S. dollar declined significantly during the period, buoying returns for both the Fund and index on a U.S. dollar basis.

Top individual detractors to absolute results were Nintendo Company Ltd and Nokia Corporation, both in the information technology sector, and Carrefour in the consumer staples sector. Nintendo, the largest home and portable game console manufacturer by volume, as well as the largest video game software publisher for game consoles, has been under added pressure since the beginning of 2011. Launched in March, Nintendo’s 3DS portable gaming system has not sold as well as expected, and their announcement for the Wii U system was not received well by the marketplace. The stock price declined further following the release of their first quarter fiscal results and lower guidance for the fiscal year, which included drastic earnings reductions. We continue to believe in Nintendo’s strong franchise and believe the stock offers a compelling risk/reward profile. Nokia Corporation is the leading mobile phone manufacturer in the world. In February, Nokia announced that it would join forces with Microsoft in order to make Windows Phone 7, Nokia’s new smartphone operating system. This announcement pushed the stock even lower as the market felt that Nokia neglected to provide a clear timeline of the transition period, or an update on any future pipeline products. Nokia also pre-announced late in the period that their handset phone business will be flat, as sales in their smartphones collapsed and were hampered by inventory management issues. Nokia remains the global leader among handset makers and we believe that Nokia remains a strong franchise. We also believe its intellectual property rights (IPR), scale, distribution, brand, single platform software, and component or chipset efficiency may help it maintain a margin advantage over its smaller competitors.

Carrefour SA operates chains of supermarkets, hypermarkets, discount, cash and carry, and frozen food stores in Europe, the Americas and Asia. Carrefour was presented with a difficult calendar year end due to continued volatility perpetuated by fear of sovereign debt which negatively affected European markets, particularly in France, where it maintains the largest portion of its business. Also, Carrefour has seen an increase in strong competition among other supermarket chains, which has provided added stress to its operating costs. In December, the Company announced that it would take a €500 million charge and is restating its 2009 financial results after an audit of its Brazilian hypermarket businesses concluded that losses were far greater than previously stated. We continue to believe that Carrefour is well positioned, and it remains the second largest

14	Nuveen Investments

retailer in the world, with the leading position in Europe and a strong position in Brazil, China, Colombia, Argentina, and Indonesia.

Contributing positively to overall results on an absolute basis were Royal Dutch Shell PLC, Newcrest Mining Ltd, and Sanofi SA. Royal Dutch Shell, one of the world’s largest oil companies, and Newcrest Mining, which mines and sells gold and copper, benefitted from the rise of their associated commodity prices over the reporting period. Sanofi-Aventis is a global pharmaceutical company that develops, manufactures and sells prescription drugs and vaccines. Early this year, Sanofi reached an agreement to acquire Genzyme, a U.S. biotechnology firm. With the overhang of this acquisition removed, the stock price rallied higher. The combined entity is expected to provide cost cutting synergies, mitigate patent expiration concerns and continue to present an attractive investment opportunity.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value (NAV) posted positive returns, but underperformed both the MSCI index and the Lipper category average for the twelve-month period ended July 31, 2011.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Over this period, Japanese equities reflected the numerous challenging factors currently beleaguering the Japanese economy. Japan has long been beset by deflation, an aging population and a sovereign debt-to-GDP ratio unparalleled among its economic peers. In 2011, the country also is dealing with the lingering effects of one of the most powerful earthquakes in history and the severe damage caused by the accompanying tsunami. Broad Japanese equity indexes have recently improved a bit from post-earthquake lows, but much of post period was marked by a volatile downdraft. Yet, despite this admittedly bleak macro environment, we believe attractive investments abound at the individual company level; many high quality Japanese businesses currently trade at relatively low prices according to our analysis. We think the discounting mechanism of the marketplace has readily explored the negative factors inherent in the Japanese situation, and in the process has lost most hope in positive outcomes. As a result, we believe surprises are likely to be on the upside. As of the period end, over half of Japanese companies were priced at book value or less, and some even were trading below net cash, providing us with ample opportunities for what we view as favorable entry points into businesses with encouraging prospects. Already we’re seeing some signs that some of Japan’s broad challenges have translated into company-level positive outcomes. Japanese firms have a first-hand understanding of the damaging power of deflation, so generally their balance sheets are relatively underexposed to the risk of leverage, and we believe this balance sheet health offered some attractive opportunities.

Nuveen Investments	15

The returns of individual issues within the Fund’s consumer discretionary, industrials and information technology sectors were weaker than that of the MSCI index and were top detractors to relative results. Utility companies overall were the index’s weakest performing sector, posting negative results during the period. Having no allocation to the weakest performing sector, the Fund benefitted on a relative basis. The U.S. dollar declined significantly during the period, buoying returns for both the Fund and index on a U.S. dollar basis.

Nintendo, the largest home and portable game console manufacturer by volume as well as the largest video game software publisher for game consoles, was the Fund’s largest individual detractor from results, and the firm has been under added pressure since the beginning of 2011. Launched in March, Nintendo’s 3DS portable gaming system has not sold as well as expected, and their announcement for the Wii U system was not received well by the marketplace. The stock price declined further following the release of their first quarter fiscal results and lower guidance for the fiscal year, which included drastic earnings reductions. We continue to believe in Nintendo’s strong franchise and believe the stock offers a compelling risk/reward profile.

Panasonic Corporation, which develops, manufactures and sells electronic and electric products, also detracted from absolute results. Following the release of their half year and fiscal year results, which were both in line with market expectations, the stock price trended down. Production disruptions and a stronger-than-expected yen weighed on the company’s stock price. Panasonic will have some near term challenges, but we believe the company can provide added value through cost reductions as they move to integrate some of their business divisions.

While the Fund’s overall allocation to financial companies benefited results, one company from the sector was a top detractor from performance for the period. 77 Bank Limited, headquartered in Sendai, Japan, provides banking and financial services. Its stock price was greatly impacted by the tragic Tōhoku earthquake and tsunami.

Though industrials overall detracted from returns on a relative basis, Mitsui & Company Limited ADS, Japan’s second largest trading company, was the largest individual positive contributor to returns. Mitsui & Company engages in various business activities including generation and trading of products and commodities, export-import operations, and natural resources development. Following the oil spill in the Gulf of Mexico in 2010, Mitsui & Company’s share price declined, given its stake in Mitsui Oil Exploration and the potential liabilities the company faced. With solid fiscal first half results announced during the period and a more normalized economic environment, the stock price has rallied from its lows.

JX Holdings, a manufacturer of petroleum and petrochemical products, represents the Fund’s entire allocation to energy, and this holding also added to returns on an absolute basis. The company reported strong numbers for their fiscal third quarter during the period, which supported an upward trend in the stock price.

Daiwa House, a provider of construction and real estate services with focus on home building operations, continued to trade higher and contributed positively to returns over the period. Real estate development sales have been steady in both Japan and China for the company, and earnings were further improved by temporary housing sales.

16	Nuveen Investments

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk.

Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

Funds that engage in writing options or short selling may not be suitable for all investors. Short sales involve the sale of a security a Fund has borrowed, with the expectation that the security will underperform the market. Short selling is considered “leverage” and may magnify gains or losses for the Fund. The use of long and short positions does not limit a Fund’s exposure to market volatility and other risks. Short selling theoretically involves unlimited loss potential since the market price of a security sold short may continuously increase.

Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by, debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including volatility from potentially adverse economic conditions and regulatory changes.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following fourteen pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	10.54%	35.33%
Class A Shares at maximum Offering Price	4.19%	32.47%
MSCI Emerging Markets Index**	17.45%	34.90%
Lipper Emerging Markets Funds Category Average**	15.85%	33.70%

Class C Shares	9.74%	34.54%
Class R3 Shares	10.21%	35.17%
Class I Shares	10.81%	35.88%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	19.03%	37.98%
Class A Shares at maximum Offering Price	12.20%	34.75%
Class C Shares	18.13%	36.96%
Class R3 Shares	18.66%	37.61%
Class I Shares	19.28%	38.31%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.28%	1.84%
Class C	4.86%	2.59%
Class R3	4.39%	2.09%
Class I	3.91%	1.59%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.60% (1.85% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.
**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.48%	12.03%	12.03%
Class A Shares at maximum Offering Price	14.48%	10.71%	10.80%
MSCI All Country World Index (ACWI)**	18.39%	2.68%	2.60%
Lipper Global Multi-Cap Value Funds Category Average**	16.61%	4.73%	4.72%

Class B Shares w/o CDSC	20.58%	11.20%	11.19%
Class B Shares w/CDSC	16.58%	11.07%	11.07%
Class C Shares	20.60%	11.21%	11.22%
Class R3 Shares	21.18%	11.72%	11.72%
Class I Shares	21.77%	12.28%	12.29%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	27.50%	11.96%	12.01%
Class A Shares at maximum Offering Price	20.17%	10.64%	10.75%
Class B Shares w/o CDSC	26.56%	11.12%	11.16%
Class B Shares w/CDSC	22.56%	10.99%	11.04%
Class C Shares	26.58%	11.14%	11.19%
Class R3 Shares	27.20%	11.65%	11.70%
Class I Shares	27.87%	12.21%	12.27%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Expense Ratios
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R3	1.54%
Class I	1.04%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global All-Cap Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	10.54%	25.72%
Class A Shares at maximum Offering Price	4.18%	22.88%
MSCI All Country World Index (ACWI)**	18.39%	19.06%
Lipper Long/Short Equity Funds Category Average**	9.02%	12.02%

Class C Shares	9.71%	24.79%
Class R3 Shares	10.25%	25.40%
Class I Shares	10.84%	26.05%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A at NAV	16.05%	26.38%
Class A Share at maximum Offering Price	9.37%	23.42%
Class C Shares	15.21%	25.44%
Class R3 Shares	15.75%	26.06%
Class I Shares	16.36%	26.70%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.07%	2.08%
Class C	3.55%	2.88%
Class R3	2.94%	2.37%
Class I	2.59%	1.88%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expenses on securities sold short, enhanced custody expenses and extraordinary expenses) do not exceed 1.45% (1.85% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global Flexible Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	2.33%	4.69%
Class A Shares at maximum Offering Price	-3.55%	-0.43%
MSCI All Country World Index (ACWI)**	18.39%	20.04%
Custom Index**	15.66%	17.38%
Lipper Global Flexible Portfolio Funds Category Average**	13.50%	14.09%

Class C Shares	1.55%	3.88%
Class R3 Shares	2.04%	4.39%
Class I Shares	2.57%	4.94%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	7.28%	5.74%
Class A Shares at maximum Offering Price	1.11%	0.18%
Class C Shares	6.41%	4.92%
Class R3 Shares	6.97%	5.47%
Class I Shares	7.48%	5.97%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	26.84%	1.39%
Class C	27.59%	2.14%
Class R3	27.09%	1.64%
Class I	26.59%	1.13%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities dividends on securities sold short, prime broker expense and extraordinary expenses) do not exceed 1.15% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 5/27/10.

**	Refer to the Glossary of Terms Used in this Report for definitions.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global Resources Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	25.55%	9.17%
Class A Shares at maximum Offering Price	18.34%	7.78%
MSCI All Country World Index (ACWI)**	18.39%	0.23%
Custom Index**	26.49%	5.68%
Lipper Global Natural Resourses Funds Category Average**	26.14%	5.54%

Class C Shares	24.69%	8.35%
Class R3 Shares	25.24%	8.86%
Class I Shares	25.84%	9.42%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	31.98%	9.00%
Class A Shares at maximum Offering Price	24.41%	7.59%
Class C Shares	31.02%	8.19%
Class R3 Shares	31.64%	8.70%
Class I Shares	32.28%	9.25%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.95%	1.49%
Class C	2.77%	2.24%
Class R3	2.16%	1.74%
Class I	1.65%	1.24%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.55% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper category average, are from 12/15/06; Since inception return for Class R3 Shares is from 9/29/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.91%	2.92%	8.14%
Class A Shares at maximum Offering Price	3.58%	1.71%	7.50%
MSCI EAFE Index**	17.17%	0.95%	5.69%
Lipper International Multi-Cap Core Funds Category Average**	16.82%	1.56%	6.34%

Class B Shares w/o CDSC	9.09%	2.15%	7.44%
Class B Shares w/ CDSC	5.09%	2.00%	7.44%
Class C Shares	9.08%	2.14%	7.28%
Class R3 Shares	9.69%	2.64%	7.79%
Class I Shares	10.20%	3.18%	8.35%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	18.54%	3.25%	7.88%
Class A Shares at maximum Offering Price	11.73%	2.04%	7.25%
Class B Shares w/o CDSC	17.67%	2.48%	7.18%
Class B Shares w/ CDSC	13.67%	2.33%	7.18%
Class C Shares	17.66%	2.47%	7.02%
Class R3 Shares	18.23%	2.96%	7.53%
Class I Shares	18.85%	3.51%	8.09%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Expense Ratios
Class A	1.39%
Class B	2.14%
Class C	2.14%
Class R3	1.63%
Class I	1.14%

*	Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

**	Refer to the Glossary of Terms Used in this Report for definitions.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	11.57%	7.45%
Class A Shares at maximum Offering Price	5.17%	5.02%
MSCI Japan Index**	12.99%	7.62%
Lipper Japanese Funds Category Average**	15.73%	9.87%

Class C Shares	10.76%	6.66%
Class R3 Shares	11.33%	7.19%
Class I Shares	11.86%	7.72%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	Since Inception*
Class A at NAV	13.65%	6.57%
Class A at maximum Offering Price	7.10%	4.07%
Class C Shares	12.77%	5.76%
Class R3 Shares	13.36%	6.29%
Class I Shares	13.89%	6.82%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.24%	1.49%
Class C	4.99%	2.24%
Class R3	4.49%	1.74%
Class I	3.98%	1.24%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Holding Summaries (Unaudited) as of July 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Emerging Markets Fund

Portfolio Allocation1

Country Allocation[1]
Brazil	13.7%
South Africa	10.4%
Canada	7.9%
South Korea	7.4%
Russia	7.0%
Egypt	5.4%
Mexico	4.1%
India	3.9%
Kazakhstan	3.7%
Indonesia	3.3%
Hungary	3.1%
Nigeria	2.9%
Turkey	2.3%
Argentina	2.3%
United States	2.1%
Kenya	1.8%
United Arab Emirates	1.6%
Taiwan	1.6%
Hong Kong	1.6%
Saudi Arabia	1.5%
China	1.4%
Malaysia	1.3%
Lebanon	1.2%
Jordan	1.2%
Australia	1.0%
Philippines	0.7%
Switzerland	0.7%
Venezuela	0.7%
Slovenia	0.6%
Vietnam	0.5%
Short-Term Investments	3.1%

Portfolio Composition[1]
Metals & Mining	14.9%
Oil, Gas & Consumable Fuels	14.6%
Wireless Telecommunication Services	10.7%
Electric Utilities	9.0%
Commercial Banks	5.6%
Capital Markets	4.9%
Diversified Telecommunication Services	4.9%
Food Products	4.6%
Household Durables	4.2%
Pharmaceuticals	4.2%
Construction Materials	4.1%
Short-Term Investments	3.1%
Other	15.2%

Top Five Common Stock Holdings[2]
Gold Fields Limited, Sponsored ADR	4.2%
AngloGold Ashanti Limited, Sponsored ADR	4.0%
Federal Hydrogenerating, GDR	3.7%
Petrobras Petroleo Brasileiro, Sponsored ADR	3.6%
EGIS Pharmaceutical, PLC	3.5%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks as of July 31, 2011. Holdings are subject to change.

3	Denominated in United States currency.

34	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Global All-Cap Fund

Portfolio Allocation1

Country Allocation[1]
United States	24.2%
Japan	19.5%
Canada	11.0%
France	6.4%
Russia	5.3%
South Africa	3.6%
South Korea	3.5%
Australia	2.8%
Norway	2.6%
Italy	2.1%
Brazil	2.0%
Indonesia	1.6%
Egypt	1.4%
Turkey	1.2%
Hong Kong	0.7%
Finland	0.7%
Switzerland	0.5%
Hungary	0.4%
Slovenia	0.4%
Lebanon	0.4%
Thailand	0.2%
China	0.1%
Short-Term Investments[3]	9.4%

Portfolio Composition[1]
Metals & Mining	17.0%
Oil, Gas & Consumable Fuels	11.0%
Electric Utilities	10.4%
Diversified Telecommunication Services	5.3%
Insurance	4.8%
Pharmaceuticals	4.6%
Aerospace & Defense	3.6%
Software	3.5%
Road & Rail	3.4%
Capital Markets	2.6%
Commercial Banks	2.5%
Wireless Telecommunication Services	2.5%
Short-Term Investments	9.4%
Other	19.4%

Top Five Common Stock Holdings[2]
Newmont Mining Corporation	5.0%
Barrick Gold Corporation	4.3%
Eli Lilly and Company	4.2%
Electricite de France S.A.	4.2%
Microsoft Corporation	3.8%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a percentage of common stocks as of July 31, 2011. Holdings are subject to change.

3	Denominated in United States currency.

Nuveen Investments	35

Holding Summaries (Unaudited) (continued) as of July 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Global All-Cap Plus Fund

Fund Allocation[1]
Common Stocks	134.2%
$25 Par (or similar) Preferred Securities	0.6%
Common Stocks Sold Short	(39.7)%
Other[2]	4.9%

Country Allocation[3]
United States	24.9%
Japan	23.7%
Canada	11.8%
France	6.9%
Russia	5.8%
South Korea	3.8%
South Africa	3.5%
Australia	3.4%
Norway	3.0%
Brazil	2.3%
Italy	2.2%
Indonesia	2.0%
Egypt	1.6%
Turkey	1.2%
Hong Kong	0.8%
Finland	0.7%
Slovenia	0.6%
Switzerland	0.5%
Hungary	0.5%
Germany	0.4%
Thailand	0.3%
China	0.1%

Portfolio Composition-Long Common Stocks[3]
Metals & Mining	18.6%
Oil, Gas & Consumable Fuels	11.5%
Electric Utilities	11.2%
Diversified Telecommunication Services	5.6%
Insurance	5.1%
Pharmaceuticals	4.8%
Road & Rail	4.2%
Aerospace & Defense	3.7%
Software	3.5%
Capital Markets	3.1%
Commercial Banks	2.9%
Wireless Telecommunication Services	2.6%
Machinery	2.3%
Food & Staples Retailing	2.1%
Other	18.8%

Portfolio Composition-Short Common Stocks[5,6]
Hotels, Restaurants & Leisure	(24.4)%
Specialty Retail	(21.7)%
Textiles, Apparel & Luxury Goods	(11.8)%
Internet & Catalog Retail	(10.8)%
Food Products	(8.4)%
Chemicals	(7.7)%
Computers & Peripherals	(4.6)%
Software	(4.2)%
Trading Companies & Distributors	(4.1)%
Household Products	(2.3)%

Top Five Long Common Stock Holdings[4]
Newmont Mining Corporation	4.9%
Barrick Gold Corporation	4.2%
Electricite de France S.A.	4.0%
Eli Lilly and Company	3.8%
Cameco Corporation	3.6%

Top Five Common Stock Sold Short Holdings[5]
Chipotle Mexican Grill, Inc.	(15.3)%
Lululemon Athletica Inc.	(11.8)%
Tiffany & Co.	(10.3)%
Panera Bread Company	(9.1)%
Green Mountain Coffee Roasters Inc.	(8.4)%

1	As a percentage of total net assets as of July 31, 2011. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments (excluding common stocks sold short) as of July 31, 2011. Holdings are subject to change.

4	As a percentage of total common stocks as of July 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of July 31, 2011. Holdings are subject to change.

6	97.6% of common stocks sold short are denominated in United States currency.

36	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Global Flexible Allocation Fund

Fund Allocation[1]
Common Stocks	86.4%
Mortgage-Backed Securities	7.8%
Convertible Bonds	4.1%
Corporate Bonds	2.8%
Short-Term Investments	2.8%
Structured Notes	1.0%
Warrants	—%
Common Stocks Sold Short	(27.3)%
Other[2]	22.4%

Country Allocation[3]
United States	31.2%
Canada	15.5%
Japan	8.8%
South Africa	6.9%
France	6.3%
Russia	4.0%
Australia	3.2%
Brazil	2.5%
Indonesia	2.4%
Italy	2.2%
Egypt	2.2%
Finland	2.0%
South Korea	1.6%
Mexico	1.6%
India	1.4%
Turkey	1.4%
Venezuela	1.0%
United Kingdom	0.9%
Hong Kong	0.7%
Switzerland	0.7%
Germany	0.5%
Norway	0.4%
Short-Term Investments[7]	2.6%

Portfolio Composition-Long Common Stocks[3]
Metals & Mining	21.9%
Oil, Gas & Consumable Fuels	12.7%
Electric Utilities	9.5%
Mortgage-Backed Securities	7.5%
Diversified Telecommunication Services	6.1%
Aerospace & Defense	5.5%
Food & Staples Retailing	5.0%
Communications Equipment	3.6%
Construction Materials	3.3%
Road & Rail	3.2%
Short-Term Investments	2.6%
Other	19.1%

Portfolio Composition-Short Common Stocks[5,6]
Hotels, Restaurants & Leisure	(28.7)%
Specialty Retail	(20.4)%
Internet & Catalog Retail	(17.0)%
Food Products	(14.1)%
Chemicals	(7.2)%
Software	(5.1)%
Computers & Peripherals	(4.3)%
Household Products	(3.2)%

Top Five Long Common Stock Holdings[4]
Barrick Gold Corporation	5.6%
Newmont Mining Corporation	5.0%
Gold Fields Limited, Sponsored ADR	4.5%
Wal-Mart Stores, Inc.	4.4%
Newcrest Mining Limited	3.9%

Top Five Common Stock Sold Short Holdings[5]
Chipotle Mexican Grill Inc.	(16.2)%
Tiffany & Co.	(14.6)%
Green Mountain Coffee Roasters Inc.	(14.1)%
Amazon.com, Inc.	(13.2)%
Panera Bread Company	(12.5)%

1	As a percentage of total net assets as of July 31, 2011. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments (excluding common stocks sold short and investments in derivatives) as of July 31, 2011. Holdings are subject to change.

4	As a percentage of total common stocks as of July 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of July 31, 2011. Holdings are subject to change.

6	96.9% of common stocks sold short are denominated in United States currency.

7	Denominated in United States currency.

Nuveen Investments	37

Holding Summaries (Unaudited) (continued) as of July 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Global Resources Fund

Portfolio Allocation1

Country Allocation[1]
Canada	29.2%
Australia	10.2%
United States	10.2%
South Africa	7.9%
Japan	6.9%
Russia	6.8%
Brazil	4.8%
France	4.0%
United Kingdom	2.3%
Mexico	2.1%
Indonesia	2.0%
Norway	2.0%
Italy	1.4%
Germany	0.8%
Hong Kong	0.7%
South Korea	0.5%
India	0.4%
Short-Term Investments[3]	7.8%

Portfolio Composition[1]
Metals & Mining	36.2%
Oil, Gas & Consumable Fuels	28.2%
Electric Utilities	7.7%
Food Products	6.5%
Chemicals	5.2%
Short-Term Investments	7.8%
Other	8.4%

Top Five Common Stock Holdings[2]
Newcrest Mining Limited	4.5%
Niko Resources Limited	3.9%
Cameco Corporation	3.8%
Polyus Gold Company, Sponsored GDR	3.5%
AngloGold Ashanti Limited, Sponsored ADR	3.2%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks as of July 31, 2011. Holdings are subject to change.

3	Denominated in United States currency.

38	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds International Value Fund

Portfolio Allocation1

Nuveen Tradewinds Japan Fund

Portfolio Allocation1

Portfolio Composition[1]
Metals & Mining	13.5%
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	8.9%
Diversified Telecommunication Services	8.4%
Insurance	4.6%
Wireless Telecommunication Services	4.4%
Electric Utilities	4.1%
Food & Staples Retailing	3.7%
Personal Products	3.3%
Electrical Equipment	2.9%
Beverages	2.5%
Household Durables	2.5%
Commercial Services & Supplies	2.5%
Aerospace & Defense	2.2%
Commercial Banks	2.1%
Short-Term Investments	6.8%
Other	18.1%

Portfolio Composition[1]
Commercial Services & Supplies	8.1%
Pharmaceuticals	7.2%
Personal Products	6.1%
Electrical Equipment	5.7%
Electronic Equipment & Instruments	4.7%
Beverages	4.7%
Household Durables	4.7%
Commercial Banks	4.1%
Insurance	4.1%
Food Products	4.0%
Wireless Telecommunication Services	3.1%
Food & Staples Retailing	3.1%
Leisure Equipment & Products	3.1%
Diversified Telecommunication Services	3.0%
Oil, Gas & Consumable Fuels	2.7%
Trading Companies & Distributors	2.6%
Construction & Engineering	2.6%
Media	2.6%
Textiles, Apparel & Luxury Goods	2.5%
Short-Term Investments	2.3%
Other	19.0%

Top Five Common Stock Holdings[2]
Nippon Telegraph and Telephone Corporation, ADR	3.3%
Barrick Gold Corporation	3.1%
GlaxoSmithKline PLC, Sponsored ADR	2.7%
Sanofi-Synthelabo, SA	2.6%
MS&AD Insurance Group Holdings Inc.	2.6%

Country Allocation[1]
Japan	33.6%
Canada	10.6%
France	9.7%
United Kingdom	8.0%
Netherlands	4.8%
South Africa	4.4%
South Korea	3.7%
Australia	3.0%
Germany	2.3%
Belgium	2.1%
Italy	2.0%
Finland	1.7%
Brazil	1.4%
Switzerland	1.4%
United States	1.1%
Indonesia	1.0%
Norway	1.0%
Russia	0.9%
Kazakhstan	0.5%
Short-Term Investments[3]	6.8%

Top Five Common Stock Holdings[2]
MS&AD Insurance Group Holdings Inc.	3.2%
NTT DoCoMo Inc., Sponsored ADR	3.2%
KAO Corporation	3.2%
Seven & I Holdings	3.1%
Nippon Telegraph and Telephone Corporation, ADR	3.1%

Nuveen Investments	39
1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a percentage of common stocks as of July 31, 2011. Holdings are subject to change.

3	Denominated in United States currency.

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$943.00	$939.80	$941.70	$944.30	$1,015.72	$1,012.05	$1,014.53	$1,016.96
Expenses Incurred During Period	$8.82	$12.36	$9.97	$7.62	$9.15	$12.82	$10.34	$7.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.83%, 2.57%, 2.07% and 1.58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,022.60	$1,019.00	$1,019.00	$1,021.30	$1,024.00	$1,018.70	$1,014.98	$1,014.98	$1,017.50	$1,019.93
Expenses Incurred During Period	$6.17	$9.91	$9.91	$7.37	$4.92	$6.16	$9.89	$9.89	$7.35	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.98%, 1.47% and ..98% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Plus Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$937.90	$934.80	$939.10	$937.00	$1,014.33	$1,010.66	$1,013.04	$1,015.22
Expenses Incurred During Period	$10.14	$13.67	$11.39	$8.98	$10.54	$14.21	$11.83	$9.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.11%, 2.85%, 2.37% and 1.87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	Nuveen Investments

Nuveen Tradewinds Global Flexible Allocation Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$940.90	$937.30	$939.60	$942.20	$1,016.31	$1,012.69	$1,014.93	$1,017.55
Expenses Incurred During Period	$8.23	$11.72	$9.57	$7.03	$8.55	$12.18	$9.94	$7.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.44%, 1.99% and 1.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Global Resources Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$959.60	$956.40	$958.10	$960.80	$1,017.46	$1,013.79	$1,016.22	$1,018.74
Expenses Incurred During Period	$7.19	$10.77	$8.40	$5.93	$7.40	$11.08	$8.65	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.22%, 1.73% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$982.80	$979.10	$979.10	$981.70	$984.00	$1,018.35	$1,014.63	$1,014.63	$1,017.11	$1,019.59
Expenses Incurred During Period	$6.39	$10.06	$10.06	$7.62	$5.17	$6.51	$10.24	$10.24	$7.75	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 2.05%, 1.55% and 1.05% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,009.90	$1,006.50	$1,009.10	$1,011.20	$1,017.46	$1,013.74	$1,016.22	$1,018.70
Expenses Incurred During Period	$7.38	$11.09	$8.62	$6.13	$7.40	$11.13	$8.65	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23% , 1.73% and 1.23% for Classes A, C, R3, and I, respectively, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	41

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global All-Cap Plus Fund, Nuveen Tradewinds Global Flexible Allocation Fund, Nuveen Tradewinds Global Resources Fund, Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Japan Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 28, 2011

42	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 87.2%

	Capital Markets – 4.8%

879,169	EFG – Hermes Holdings SAE, (2)	$2,812,621

755,460	GP Investments Ltd., GDR, (3)	2,362,563

19,961	Mirae Asset Securities Company Limited, (2)	926,231
	Total Capital Markets	6,101,415
	Chemicals – 1.5%

208,000	Fertilizantes Heringer S/A, (3)	1,270,116

54,537	Omnia Holdings Limited, (2), (3)	653,863
	Total Chemicals	1,923,979
	Commercial Banks – 5.0%

120,780	Arab Bank PLC	1,483,532

12,857,302	First Bank of Nigeria PLC	1,033,626

236,355	Kazkommertsbank, 144A, GDR, (2), (3)	1,181,775

27,075,861	Zenith Bank PLC	2,619,103
	Total Commercial Banks	6,318,036
	Construction & Engineering – 0.8%

229,695	Murray & Roberts Holdings Limited	1,058,597
	Construction Materials – 3.9%

362,781	Cemex SAB de CV, Sponsored ADR, (3)	2,553,978

1,038,727	India Cements Limited, GDR, (2)	1,639,095

3,240,000	Luks Group (Vietnam Holdings) Company Limited, (2)	756,307
	Total Construction Materials	4,949,380
	Diversified Telecommunication Services – 4.8%

104,427	KT Corporation, Sponsored ADR	2,063,478

65,052	PT Telekomunikasi Indonesia Tbk, ADR	2,270,315

658,750	Telecom Egypt SAE, (2)	1,716,471
	Total Diversified Telecommunication Services	6,050,264
	Electric Utilities – 8.9%

34,778	Centrais Eletricas Brasileiras S.A., PFD B ADR	533,495

65,197	Centrais Eletricas Brasileiras S.A., ADR	786,276

277,466	Eletrobras SA	3,352,815

812,891	Federal Hydrogenerating, GDR, (2)	4,048,437

74,231	Korea Electric Power Corporation, Sponsored ADR, (3)	896,710

42,281	Pampa Energia S/A, ADR	608,846

20,755,016	Wholesale Generation Co.-3, (3)	933,976
	Total Electric Utilities	11,160,555
	Electronic Equipment Instruments & Components – 1.1%

243,717	China Security and Surveillance Techology Inc., (3)	1,420,870
	Food Products – 4.5%

116,000	BrasilAgro – Companhia Brasileira de Propriedades Agricoles, (3)	755,457

98,028	Cresud S.A.C.I.F.y.A., ADR	1,489,045

734,599	Gruma S.A.B de C.V, (3)	1,562,790

35,141	Industrias Bachoco S.A.B. de C.V., ADR	823,002

997,372	REI Agro Limited	659,046

39,400	SLC Agricola SA	436,973
	Total Food Products	5,726,313

Nuveen Investments	43

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Health Care Providers & Services – 1.6%

967,400	Faber Group Berhad, (2)	$647,870

152,000	Profarma Distribuidora de Produtos Farmaceuticos S.A.	1,411,355
	Total Health Care Providers & Services	2,059,225
	Hotels, Restaurants & Leisure – 1.2%

2,640,000	NagaCorp Limited, (2)	645,877

27,335	Orascom Development Holding AG	916,897
	Total Hotels, Restaurants & Leisure	1,562,774
	Household Durables – 1.0%

239,669	Oriental Weavers Group, (2)	1,223,977
	Independent Power Producers & Energy Traders – 1.1%

51,171	Huaneng Power International Inc., ADR	1,004,998

694,000	Huaneng Power International Inc., (2)	341,737
	Total Independent Power Producers & Energy Traders	1,346,735
	Insurance – 1.6%

1,314,000	Cathay Financial Holding Company Limited, (2)	2,009,497
	Metals & Mining – 14.4%

105,979	AngloGold Ashanti Limited, Sponsored ADR	4,444,759

232,922	Banro Corporation, (3)	1,016,573

431,734	CGA Mining Limited	1,183,885

564,380	Eastern Platinum Limited, (3)	590,695

298,490	Gold Fields Limited, Sponsored ADR	4,653,463

1,216,604	Gran Colombia Gold Corporation, (3)	1,082,331

39,519	Impala Platinum Holdings Limited, (2)	1,009,251

20,553	Ivanhoe Mines Ltd., (3)	539,105

940,487	Polyus Gold International Limited, Sponsored GDR, (2)	3,385,753

2,448,978	Simmer & Jack Mines	7,329

1,260,080	Village Main Reef Limited, (2), (3)	245,596
	Total Metals & Mining	18,158,740
	Multiline Retail – 0.4%

59,928	Pantaloon Retail India Limited, (2)	455,436
	Oil, Gas & Consumable Fuels – 13.7%

491,091	Bankers Petroleum Limited, (3)	3,083,935

25,057	Gazprom OAO, ADR, (2)	367,336

234,273	Gazprom OAO, GDR, (2)	3,352,367

43,660	Niko Resources Limited	3,002,667

84,111	Petrobras Argentina S.A., ADR	1,648,576

128,171	Petrobras Petroleo Brasileiro, Sponsored ADR	3,938,695

6,456,500	PT Medco Energi Internasional Tbk, (2)	1,893,676
	Total Oil, Gas & Consumable Fuels	17,287,252
	Pharmaceuticals – 4.2%

39,654	EGIS Pharmaceutical PLC, (2)	3,863,087

9,064	Krka	786,783

562,000	United Laboratories International Holdings Ltd., (2)	577,287
	Total Pharmaceuticals	5,227,157

44	Nuveen Investments

Shares	Description (1)				Value

	Real Estate Management & Development – 3.6%

2,660,956	Emaar Propoerties PJSC, (2)				$2,032,082

873,400	KLCC Property Holdings Berhad				985,812

93,964	Solidere, GDR, 144A, (2), (3)				1,540,405
	Total Real Estate Management & Development				4,558,299
	Textiles, Apparel & Luxury Goods – 0.3%

8,439,000	China Hongxing Sports Limited, (4)				402,992
	Tobacco – 0.8%

53,359	Eastern Tobacco, (2)				942,211
	Water Utilities – 0.5%

10,417	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				621,791
	Wireless Telecommunication Services – 7.5%

42,083	MTN Group Limited, ADR, (2)				916,989

27,875	NII Holdings Inc., (3)				1,180,506

16,304	Philippine Long Distance Telephone Company, ADR				922,806

55,997,900	SafariCom Limited				2,185,734

83,711	SK Telecom Company Limited, ADR				1,332,679

35,166	Turkcell Iletisim Hizmetleri A.S., ADR, (3)				450,125

468,630	Turkcell Iletism Hizmetleri A.S., (2), (3)				2,407,896
	Total Wireless Telecommunication Services				9,396,735
	Total Common Stocks (cost $116,648,400)				109,962,230

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SOVEREIGN DEBT – 0.6%

	Argentina – 0.6%

$768	Province of Buenos Aires, 144A	10.875%	1/26/21	B	$729,600
	Total Sovereign Debt (cost $729,841)				729,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CONVERTIBLE BONDS – 0.3%

	Metals & Mining – 0.3%

$453	First Uranium Corporation, Convertible Bond	4.250%	6/30/12	N/A	$379,132
	Total Convertible Bonds (cost $374,134)				379,132

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 0.8%

	Construction Materials – 0.1%

$100	C5 Capital Special Purpose Vehicle Ltd., Series 2006, 144A	6.196%	12/31/11	B–	$68,000

50	C10 Capital Special Purpose Vehicle Ltd., Guaranteed by Cemex SAB de CV	6.277%	6/30/17	B–	50,291
150	Total Construction Materials				118,291

Nuveen Investments	45

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels – 0.7%

$782	Pertoleos de Venzuela S.A.	4.900%	10/28/14	B+	$604,250

425	Pertoleos de Venzuela S.A.	5.000%	10/28/15	B+	293,250
1,207	Total Oil, Gas & Consumable Fuels				897,500
$1,357	Total Corporate Bonds (cost $900,545)				1,015,791

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 3.2%

	Household Durables – 3.2%

$143,720	LG Electronics Inc., PFD	0.000%		N/R	$4,032,227
	Total $25 Par (or similar) Preferred Securities (cost $5,002,668)				4,032,227

Shares	Description (1)				Value
	WARRANTS – 0.1%

356,531	Gran Colombia Gold Corporation				$100,752
	Total Warrants (cost $246,879)				100,752

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 3.6% (6)

	Commercial Banks – 0.5%

840,440	HSBC, Access Notes, Vietnam Export Import, 144A				$608,058
	Wireless Telecommunication Services – 3.1%

127,022	Cheurveux Securities Program, Equity Linked Note, Etihad Etisalat Co., 144A				1,826,602

135,562	CLSA Asian Securities Program, Equity Linked Note, NTPC Limited, 144A				536,839

107,000	CLSA Asian Securities Program, Equity Linked Note, Pantaloon Retail (India) Limited, 144A				898,840

165,825	CLSA Asian Securities Program, Equity Linked Note, United Phosphorus Limited, 144A				619,257
	Wireless Telecommunication Services				3,881,538
	Total Equity Linked Certificates (cost $4,116,207)				4,489,596

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.0%

$3,843	Repurchase Agreement with State Street Bank, dated 7/29/11, repurchase price $3,842,989, collateralized by $3,920,000 U.S. Treasury Bills, 0.000%, due 8/04/11, value $3,919,875	0.010%	8/01/11		$3,842,986
	Total Short-Term Investments (cost $3,842,986)				3,842,986
	Total Investments (cost $131,861,660) – 98.8%				124,552,314
	Other Assets Less Liabilities – 1.2%				1,553,665
	Net Assets – 100%				$126,105,979

46	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 90.2%

	Aerospace & Defense – 3.6%

484,000	Lockheed Martin Corporation	$36,653,320

1,243,000	Thales S.A., (2)	53,128,340
	Total Aerospace & Defense	89,781,660
	Airlines – 0.3%

173,900	WestJet Airlines Limited, Class A Variable Voting	2,548,119

281,851	WestJet Airlines Limited, 144A, (2)	4,233,149
	Total Airlines	6,781,268
	Biotechnology – 0.5%

242,700	Actelion Limited, DD	12,322,682
	Capital Markets – 2.6%

8,103,000	Daiwa Securities Group Inc., (2)	35,244,450

2,952,000	EFG – Hermes Holdings SAE, (2)	9,443,983

3,066,872	Uranium Participation Corporation, (3), DD	19,708,613
	Total Capital Markets	64,397,046
	Chemicals – 0.8%

378,300	Shin-Etsu Chemical Company Limited, (2)	20,406,120
	Commercial Banks – 2.5%

2,220,000	77 Bank Limited, (2)	9,734,671

954,700	Bangkok Bank Public Company Limited, F Shares, (2)	5,643,154

12,451,000	Sumitomo Mitsui Trust Holdings Inc., (2)	45,865,974
	Total Commercial Banks	61,243,799
	Commercial Services & Supplies – 1.3%

2,880,000	Downer EDI Limited, (2)	12,098,177

2,540,000	Toppan Printing Company Limited, (2)	20,086,652
	Total Commercial Services & Supplies	32,184,829
	Communications Equipment – 0.6%

2,780,000	Nokia Corporation, ADR	16,124,000
	Computers & Peripherals – 0.6%

271,300	Japan Digital Laboratory Company, Ltd., (2)	3,357,631

299,200	Western Digital Corporation, (3)	10,310,432
	Total Computers & Peripherals	13,668,063
	Construction & Engineering – 0.1%

143,007	Shaw Group Inc., (3)	3,701,021
	Construction Materials – 0.5%

4,013,000	Sumitomo Osaka Cement Company, Limited, (2)	11,615,402
	Diversified Financial Services – 0.4%

876,000	Guoco Group Ltd, (2)	10,683,072
	Diversified Telecommunication Services – 5.3%

1,235,700	KT Corporation, Sponsored ADR	24,417,432

1,191,400	Nippon Telegraph and Telephone Corporation, (2)	58,921,142

1,038,000	PT Telekomunikasi Indonesia Tbk, ADR	36,226,200

4,400,000	Telecom Egypt SAE, (2)	11,464,854
	Total Diversified Telecommunication Services	131,029,628

48	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 10.4%

2,556,000	Centrais Eletricas Brasileiras S.A., PFD B ADR	$39,209,040

2,451,000	Electricite de France S.A., (2)	93,099,615

1,089,558	Exelon Corporation	48,016,821

567,000	Federal Hydrogenerating, GDR, (2)	2,846,340

8,800,000	Federal Hydrogenerating, GDR, (2)	43,826,596

1,725,000	Korea Electric Power Corporation, Sponsored ADR, (3)	20,838,000

202,663,492	Wholesale Generation Co. – 3, (3), DD	9,119,857
	Total Electric Utilities	256,956,269
	Electrical Equipment – 0.9%

323,649	Areva S.A., (3)	11,865,777

603,000	Futaba Corporation, (2)	10,987,485
	Total Electrical Equipment	22,853,262
	Electronic Equipment & Instruments – 0.3%

923,100	Sanshin Electronics Company Limited, (2)	7,363,859
	Food & Staples Retailing – 2.2%

226,000	Kroger Co.	5,620,620

917,000	Wal-Mart Stores, Inc.	48,335,070
	Total Food & Staples Retailing	53,955,690
	Food Products – 0.2%

914,000	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (3)	5,952,478
	Health Care Providers & Services – 1.2%

581,000	Aetna Inc.	24,105,690

477,500	Profarma Distribuidora de Produtos Farmaceuticos S.A.	4,433,698
	Total Health Care Providers & Services	28,539,388
	Hotels, Restaurants & Leisure – 0.2%

24,738,000	NagaCorp Limited, (2)	6,052,158
	Household Durables – 0.6%

2,703,920	Oriental Weavers Group, (2)	13,808,779
	Insurance – 4.8%

1,264,000	American International Group, (3)	36,276,800

368,000	Axis Capital Holdings Limited	11,728,160

281,430	Endurance Specialty Holdings Limited	11,465,458

1,426,500	MS&AD Insurance Group Holdings, Inc., (2)	35,650,231

2,264,000	Old Republic International Corporation	23,636,160
	Total Insurance	118,756,809
	IT Services – 0.0%

6,600	TKC Corporation, (2)	146,357
	Leisure Equipment & Products – 0.7%

327,100	Sankyo Company Ltd., (2)	17,468,676
	Machinery – 1.8%

4,500,000	Japan Steel Works Limited, (2)	31,535,985

400,200	Kurita Water Industries Limited, (2)	11,622,305

289,000	Organo Corporation, (2)	2,145,099
	Total Machinery	45,303,389

Nuveen Investments	49

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Marine – 1.2%

1,198,000	Stolt-Nielsen S.A.	$30,593,578
	Media – 0.8%

11,600	TV Asahi Corporation, (2)	18,683,056
	Metals & Mining – 17.0%

837,700	AngloGold Ashanti Limited, Sponsored ADR	35,133,138

2,023,000	Barrick Gold Corporation	96,234,110

461,910	Dundee Precious Metals Inc., (3)	4,007,781

12,773,074	Eastern Platinum Limited, (3)	13,368,647

2,745,000	Gabriel Resources, Limited, (3)	21,403,789

2,370,000	Gold Fields Limited, (2)	36,779,613

464,200	Impala Platinum Holdings Limited, (2)	11,854,911

1,287,400	Newcrest Mining Limited, (2)	56,139,794

2,002,100	Newmont Mining Corporation	111,336,781

7,790,987	Polyus Gold Company, ADR, (2)	28,047,553

133,378	Saint Barbara Limited, (2), (3)	269,678

44,565,000	Simmer & Jack Mines	133,368

21,119,055	Village Main Reef Limited, (2), (3)	4,116,212
	Total Metals & Mining	418,825,375
	Oil, Gas & Consumable Fuels – 11.0%

1,900,000	Bankers Petroleum Limited, (3)	11,931,551

3,157,000	Cameco Corporation	83,849,920

694,000	Chesapeake Energy Corporation	23,838,900

3,930,000	ERG S.p.A., (2)	52,338,928

3,317,000	Gazprom OAO, ADR, (2)	47,465,142

425,800	Nexen Inc.	9,921,140

76,700	Niko Resources Limited	5,274,956

13,296,500	PT Medco Energi Internasional Tbk, (2)	3,899,831

1,332,000	Statoil ASA, ADR	32,727,240
	Total Oil, Gas & Consumable Fuels	271,247,608
	Pharmaceuticals – 4.6%

104,100	EGIS PLC, (2)	10,141,407

2,471,000	Eli Lilly and Company	94,639,300

107,945	Krka	9,369,959
	Total Pharmaceuticals	114,150,666
	Real Estate Management & Development – 0.4%

532,000	Solidere, GDR, 144A, (2), (3)	9,012,080
	Road & Rail – 3.4%

952,200	East Japan Railway Company, (2)	59,926,193

547,500	West Japan Railway Company, (2)	23,298,237
	Total Road & Rail	83,224,430
	Software – 3.5%

3,124,000	Microsoft Corporation	85,597,600
	Specialty Retail – 1.0%

869,500	Best Buy Co., Inc.	23,998,200

50	Nuveen Investments

Shares	Description (1)				Value

	Textiles, Apparel & Luxury Goods – 0.1%

31,950,000	China Hongxing Sports Limited, (4)				$1,525,725
	Trading Companies & Distributors – 1.5%

1,981,700	Mitsui & Company Limited, (2)				37,309,209
	Transportation Infrastructure – 0.8%

1,924,000	Kamigumi Company Limited, (2)				19,153,219
	Wireless Telecommunication Services – 2.5%

2,027,000	SK Telecom Company Limited, ADR				32,269,840

2,228,000	Turkcell Iletisim Hizmetleri A.S., ADR, (3)				28,518,399
	Total Wireless Telecommunication Services				60,788,239
	Total Common Stocks (cost $2,113,987,944)				2,225,204,689

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.3%

	Household Durables – 0.3%

$281,770	LG Electronics Inc., PFD	0.000%		N/R	$7,905,375
	Total $25 Par (or similar) Preferred Securities (cost $8,168,451)				7,905,375

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 9.5%

$233,009	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/11, repurchase price $233,009,532, collateralized by: $91,855,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $95,414,381, $102,570,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $111,288,450, and $30,630,000 U.S. Treasury Notes, 1.375%, due 11/30/15, value $30,971,617	0.010%	8/01/11		$233,009,338
	Total Short-Term Investments (cost $233,009,338)				233,009,338
	Total Investments (cost $2,355,165,733) – 100.0%				2,466,119,402
	Other Assets Less Liabilities – 0.0%				357,273
	Net Assets – 100%				$2,466,476,675

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

DD	Investment or portion of investment purchased on a delayed delivery basis.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 134.2%

	Aerospace & Defense – 5.0%

11,240	Lockheed Martin Corporation, (2)	$851,205

35,600	Thales S.A., (2), (3)	1,521,616
	Total Aerospace & Defense	2,372,821
	Airlines – 0.2%

4,209	WestJet Airlines Limited, 144A, (3)	63,215

1,260	WestJet Airlines Limited, Class A Variable Voting	18,463
	Total Airlines	81,678
	Biotechnology – 0.7%

6,175	Actelion Limited, WI/DD	313,525
	Capital Markets – 4.1%

242,000	Daiwa Securities Group Inc., (2), (3)	1,052,592

94,550	Egyptian Financial Group – Hermes Holdings, (3)	302,483

92,200	Uranium Participation Corporation, (4)	592,504
	Total Capital Markets	1,947,579
	Chemicals – 1.4%

12,600	Shin-Etsu Chemical Company Limited, (3)	679,665
	Commercial Banks – 3.9%

63,000	77 Bank Limited, (2), (3)	276,254

32,100	Bangkok Bank Public Company Limited, F Shares, (3)	189,740

376,000	Sumitomo Mitsui Trust Holdings Inc., (3)	1,385,078
	Total Commercial Banks	1,851,072
	Commercial Services & Supplies – 2.0%

90,200	Downer EDI Limited, (3)	378,908

71,000	Toppan Printing Company Limited, (3)	561,477
	Total Commercial Services & Supplies	940,385
	Communications Equipment – 0.9%

76,100	Nokia Corporation, ADR, (2)	441,380
	Computers & Peripherals – 1.0%

13,200	Japan Digital Laboratory Company, Ltd., (2), (3)	163,364

8,650	Western Digital Corporation, (2), (4)	298,079
	Total Computers & Peripherals	461,443
	Construction & Engineering – 0.6%

11,650	Shaw Group Inc., (2), (4)	301,502
	Construction Materials – 0.8%

123,000	Sumitomo Osaka Cement Company, Limited, (3)	356,017
	Diversified Financial Services – 0.7%

27,000	Guoco Group Limited, (3)	329,273
	Diversified Telecommunication Services – 7.6%

33,900	KT Corporation, Sponsored ADR, (2)	669,864

30,000	Nippon Telegraph and Telephone Corporation, (3)	1,483,661

32,000	PT Telekomunikasi Indonesia Tbk, ADR, (2)	1,116,800

113,725	Telecom Egypt SAE, (3)	296,327
	Total Diversified Telecommunication Services	3,566,652
	Electric Utilities – 15.1%

73,400	Centrais Eletricas Brasileiras S.A., PFD B ADR, (2)	1,125,956

52	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

67,400	Electricite de France S.A., (2), (3)	$2,560,144

27,680	Exelon Corporation, (2)	1,219,858

259,900	Federal Hydrogenerating, GDR, (3)	1,294,379

48,400	Korea Electric Power Corporation, Sponsored ADR, (2), (4)	584,672

7,126,000	Wholesale Generation Co.-3, (4)	320,670
	Total Electric Utilities	7,105,679
	Electrical Equipment – 2.2%

8,894	Areva S.A., (4)	326,076

37,900	Futaba Corporation, (2), (3)	690,590
	Total Electrical Equipment	1,016,666
	Electronic Equipment & Instruments – 0.7%

38,800	Sanshin Electronics Company Limited, (3)	309,520
	Food & Staples Retailing – 2.8%

24,900	Wal-Mart Stores, Inc., (2)	1,312,479
	Food Products – 0.4%

30,300	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (4)	197,331
	Health Care Providers & Services – 1.8%

16,175	Aetna Inc., (2)	671,101

18,100	Profarma Distribuidora de Produtos Farmaceuticos S.A.	168,063
	Total Health Care Providers & Services	839,164
	Hotels, Restaurants & Leisure – 0.3%

644,000	NagaCorp Limited, (3)	157,555
	Household Durables – 0.9%

82,955	Oriental Weavers Group, (3)	423,647
	Insurance – 6.9%

32,700	American International Group, (2), (4)	938,490

9,750	Axis Capital Holdings Limited, (2)	310,733

8,220	Endurance Specialty Holdings Limited, (2)	334,883

43,100	MS&AD Insurance Group Holdings, Inc., (3)	1,077,129

54,300	Old Republic International Corporation, (2)	566,892
	Total Insurance	3,228,127
	IT Services – 0.4%

7,900	TKC Corporation, (2), (3)	175,185
	Leisure Equipment & Products – 1.1%

9,300	Sankyo Company Ltd., (3)	496,664
	Machinery – 3.1%

135,000	Japan Steel Works Limited, (3)	946,080

11,900	Kurita Water Industries Limited, (3)	345,591

24,000	Organo Corporation, (2), (3)	178,140
	Total Machinery	1,469,811
	Marine – 2.2%

40,000	Stolt-Nielsen S.A., (2)	1,021,488
	Media – 1.0%

307	TV Asahi Corporation, (3)	494,457

Nuveen Investments	53

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Metals & Mining – 25.1%

22,600	AngloGold Ashanti Limited, Sponsored ADR, (2)	$947,844

55,400	Barrick Gold Corporation	2,635,378

19,251	Dundee Precious Metals Inc., (4)	167,032

378,200	Eastern Platinum Limited, (4)	395,834

78,521	Gabriel Resources, Limited, (4)	612,258

67,400	Gold Fields Limited, (3)	1,045,969

36,600	Newcrest Mining Limited, (3)	1,596,020

56,000	Newmont Mining Corporation, (2)	3,114,163

243,602	Polyus Gold Company, ADR, (2), (3)	876,967

91,850	Saint Barbara Limited, (2), (3), (4)	185,712

2,400,000	Simmer & Jack Mines	7,182

1,137,344	Village Main Reef Limited, (3), (4)	221,674
	Total Metals & Mining	11,806,033
	Oil, Gas & Consumable Fuels – 15.5%

36,825	Bankers Petroleum Limited, (2), (4)	231,252

85,700	Cameco Corporation	2,276,192

18,555	Chesapeake Energy Corporation, (2)	637,364

107,000	ERG S.p.A., (3)	1,425,004

83,500	Gazprom OAO, ADR, (3)	1,194,857

13,000	Nexen Inc., (2)	302,900

2,365	Niko Resources Limited	162,650

542,000	PT Medco Energi Internasional Tbk, (3)	158,967

37,100	Statoil ASA, ADR, (2)	911,547
	Total Oil, Gas & Consumable Fuels	7,300,733
	Pharmaceuticals – 6.5%

3,175	EGIS PLC, (3)	309,308

62,400	Eli Lilly and Company, (2)	2,389,920

4,040	Krka	350,684
	Total Pharmaceuticals	3,049,912
	Real Estate Management & Development – 0.6%

17,257	Solidere, GDR, 144A, (3), (4)	282,898
	Road & Rail – 5.6%

30,300	East Japan Railway Company, (3)	1,906,914

17,200	West Japan Railway Company, (3)	731,926
	Total Road & Rail	2,638,840
	Software – 4.6%

80,000	Microsoft Corporation, (2)	2,192,000
	Specialty Retail – 1.3%

22,900	Best Buy Co., Inc., (2)	632,040
	Textiles, Apparel & Luxury Goods – 0.1%

1,252,000	China Hongxing Sports Limited, (2), (5)	59,787
	Trading Companies & Distributors – 2.4%

60,100	Mitsui & Company Limited, (3)	1,131,495
	Transportation Infrastructure – 1.2%

57,000	Kamigumi Company Limited, (3)	567,429

54	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services – 3.5%

56,000	SK Telecom Company Limited, ADR, (2)			$891,519

60,000	Turkcell Iletisim Hizmetleri A.S., ADR, (2), (4)			767,999
	Total Wireless Telecommunication Services			1,659,518
	Total Common Stocks (cost $59,829,294)			63,211,450

Shares	Description (1)	Coupon	Ratings (6)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.6%

	Household Durables – 0.6%

$9,790	LG Electronics Inc., PFD	0.000%	N/R	$274,670
	Total $25 Par (or similar) Preferred Securities (cost $321,146)			274,670
	Total Investments (cost $60,150,440) – 134.8%			63,486,120

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (39.7)%

	Chemicals – (3.1)%

(21,525)	Sigma-Aldrich Corporation			$(1,444,327)
	Computers & Peripherals – (1.8)%

(2,200)	Apple, Inc., (4)			(859,056)
	Food Products – (3.3)%

(15,150)	Green Mountain Coffee Roasters Inc., (4)			(1,574,843)
	Hotels, Restaurants & Leisure – (9.7)%

(8,825)	Chipotle Mexican Grill Inc., (4)			(2,864,419)

(14,700)	Panera Bread Company, (4)			(1,695,057)
	Total Hotels, Restaurants & Leisure			(4,559,476)
	Household Products – (0.9)%

(7,925)	Reckitt and Benckiser Group PLC, (3)			(448,445)
	Internet & Catalog Retail – (4.3)%

(6,625)	Amazon.com, Inc., (4)			(1,474,195)

(2,025)	NetFlix.com Inc., (4)			(538,630)
	Total Internet & Catalog Retail			(2,012,825)
	Software – (1.7)%

(5,475)	Salesforce.com, Inc., (4)			(792,287)
	Specialty Retail – (8.6)%

(4,750)	AutoZone, Inc., (4)			(1,355,887)

(24,125)	Tiffany & Co.			(1,920,109)

(23,800)	Urban Outfitters, Inc., (4)			(774,452)
	Total Specialty Retail			(4,050,448)
	Textiles, Apparel & Luxury Goods – (4.7)%

(36,400)	Lululemon Athletica Inc., (4)			(2,203,656)
	Trading Companies & Distributors – (1.6)%

(22,625)	Fastenal Company			(761,331)
	Total Common Stocks Sold Short (proceeds $13,749,783)			(18,706,694)
	Other Assets Less Liabilities – 4.9%			2,317,445
	Net Assets – 100%			$47,096,871

Nuveen Investments	55

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

July 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, segregated as collateral for securities lending or Common Stocks Sold Short.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 86.4%

	Aerospace & Defense – 5.8%

4,900	Finmeccanica SPA, (2)	$37,598

1,000	Lockheed Martin Corporation, (7)	75,730

3,000	Thales S.A., (2), (7)	128,226
	Total Aerospace & Defense	241,554
	Capital Markets – 2.0%

14,400	EFG – Hermes Holdings SAE, (2)	46,068

6,100	GP Investments Ltd., GDR, (3)	19,077

2,850	Uranium Participation Corporation, (3)	18,315
	Total Capital Markets	83,460
	Commercial Banks – 1.3%

15,000	Sumitomo Mitsui Trust Holdings Inc., (2)	55,256
	Communications Equipment – 2.1%

15,200	Nokia Corporation, ADR, (7)	88,160
	Construction Materials – 1.8%

38,000	India Cements Limited, GDR, (2)	59,963

62,000	Luks Group Vietnam Holdings Company Limited, (2)	14,473
	Total Construction Materials	74,436
	Diversified Financial Services – 0.4%

690	Guoco Group Limited, ADR, (2)	16,905
	Diversified Telecommunication Services – 6.5%

2,200	KT Corporation, Sponsored ADR	43,472

3,800	Nippon Telegraph and Telephone Corporation, ADR, (7)	94,012

1,900	PT Telekomunikasi Indonesia TBK, ADR	66,310

572	Telecom Egypt SAE, (2)	1,490

55,800	Telecom Italia S.p.A., (2)	60,007

50	Telus Corporation, (7)	2,634
	Total Diversified Telecommunication Services	267,925
	Electric Utilities – 9.9%

5,000	Centrais Electricas Brasileiras S.A., PFD B ADR, (7)	76,700

3,000	Electricite de France S.A., (2), (7)	113,953

2,900	Exelon Corporation, (7)	127,803

1,000	Federal Hydrogenerating, GDR, (2)	5,020

12,200	Federal Hydrogenerating, GDR, (2)	60,760

2,300	Korea Electric Power Corporation, Sponsored ADR, (3)	27,784
	Total Electric Utilities	412,020
	Electrical Equipment – 0.8%

860	Areva S.A., (3)	31,530
	Food & Staples Retailing – 5.2%

2,400	Kroger Co., (7)	59,688

3,000	Wal-Mart Stores, Inc., (7)	158,130
	Total Food & Staples Retailing	217,818
	Food Products – 0.9%

2,100	Tyson Foods, Inc., Class A, (7)	36,876

Nuveen Investments	57

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Health Care Providers & Services – 2.2%

1,900	Aetna Inc., (7)	$78,831

1,500	Profarma Distribuidora de Produtos Farmaceuticos SA	13,928
	Total Health Care Providers & Services	92,759
	Hotels, Restaurants & Leisure – 0.7%

850	Orascom Development Holding AG	28,471
	Household Durables – 1.0%

8,049	Oriental Weavers Group, (2)	41,106
	Insurance – 1.1%

1,800	MS&AD Insurance Group Holdings, Inc., (2)	44,985
	Leisure Equipment & Products – 0.8%

600	Sankyo Company Ltd., (2)	32,043
	Marine – 0.4%

650	Stolt-Nielsen S.A.	16,624
	Metals & Mining – 21.7%

3,200	AngloGold Ashanti Limited, Sponsored ADR, (7)	134,208

4,200	Barrick Gold Corporation, (7)	199,794

10,200	Gold Fields Limited, Sponsored ADR, (7)	159,018

11,520	Gran Colombia Gold Corporation, (3)	10,249

3,200	Newcrest Mining Limited, (2)	139,543

3,200	Newmont Mining Corporation, (7)	177,952

19,282	Polyus Gold Company, ADR, (2)	69,415

97,000	Simmer & Jack Mines	290

45,968	Village Main Reef Limited, (2), (3)	8,959
	Total Metals & Mining	899,428
	Oil, Gas & Consumable Fuels – 11.6%

5,200	Cameco Corporation, (7)	138,112

1,800	Chesapeake Energy Corporation, (7)	61,830

2,825	Gazprom OAO, ADR, (2)	40,425

5,100	Nexen Inc., (7)	118,830

250	Niko Resources Limited	17,193

134,000	PT Medco Energi Internasional Tbk, (2)	39,302

1,700	Suncor Energy, Inc., (7)	64,974
	Total Oil, Gas & Consumable Fuels	480,666
	Pharmaceuticals – 3.2%

800	AstraZeneca PLC, Sponsored ADR, (7)	38,808

2,500	Eli Lilly and Company, (7)	95,750
	Total Pharmaceuticals	134,558
	Real Estate Management & Development – 0.5%

1,260	Solidere, GDR, 144A, (2), (3)	21,344
	Road & Rail – 3.3%

1,100	East Japan Railway Company, (2)	69,228

1,600	West Japan Railway Company, (2)	68,086
	Total Road & Rail	137,314
	Software – 1.1%

1,700	Microsoft Corporation, (7)	46,580

58	Nuveen Investments

Shares	Description (1)				Value

	Tobacco – 0.2%

500	Eastern Tobacco Co., (2)				$8,828
	Trading Companies & Distributors – 0.5%

1,100	Mitsui & Company Limited, (2)				20,709
	Wireless Telecommunication Services – 1.4%

4,600	Turkcell Iletisim Hizmetleri A.S., ADR, (3), (7)				58,880
	Total Common Stocks (cost $3,584,861)				3,590,235

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 4.1%

	Communications Equipment – 1.6%

$69	Lucent Technologies Inc., Series B	2.875%	6/15/25	BB-	$66,930
	Energy Equipment & Services – 0.4%

17	Bristow Group Convertible Bond	3.000%	6/15/38	BB	17,383
	Metals & Mining – 1.4%

67	First Uranium Corporation	4.250%	6/30/12	N/R	56,075
	Oil, Gas & Consumable Fuels – 0.7%

39	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC-	27,933
$192	Total Convertible Bonds (cost $167,276)				168,321

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 2.8%

	Construction Materials – 1.7%

$100	C10 Capital (SPV) Limited, 144A	6.722%	12/31/16	B-	$70,750
	Oil, Gas & Consumable Fuels – 1.1%

17	Pertoleos de Venzuela SA	4.900%	10/28/14	B+	13,132

47	Pertoleos de Venzuela SA	5.000%	10/28/15	B+	32,430

64	Total Oil, Gas & Consumable Fuels				45,562
$164	Total Corporate Bonds (cost $112,466)				116,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	MORTGAGE-BACKED SECURITIES – 7.8%

$264	Fannie Mae Guaranteed REMIC Pass Through Certificates, Series 2011-16 (I/O)	4.000%	3/25/26	AAA	$22,995

118	Fannie Mae Multi-class Certificates, Series 2010-128 (I/O)	3.500%	11/25/25	AAA	16,681

346	Fannie Mae Multi-class Certificates, Series 2010-70 (I/O)	4.500%	3/25/26	AAA	34,181

259	Freddie Mac Multi-class Certificates, Series 2720 (I/O)	4.000%	1/15/24	AAA	27,898

79	Freddie Mac Multi-class Certificates, Series 3621 (I/O)	4.000%	7/15/23	AAA	8,906

81	Freddie Mac Multi-class Certificates, Series 3622 (I/O)	5.000%	11/15/39	AAA	10,891

91	Freddie Mac Multi-class Certificates, Series 3766 (I/O)	3.500%	11/15/20	AAA	9,950

314	Freddie Mac Multi-class Certificates, Series 3796 (I/O)	3.500%	2/15/24	AAA	40,076

96	Freddie Mac Multi-class Certificates, Series 3804 (I/O)	3.500%	2/15/25	AAA	13,308

216	Ginnie Mae Mortgage Pool, Series 2011-18 (I/O)	4.500%	9/20/40	AAA	48,514

496	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust (I/O)	4.500%	7/20/39	AAA	92,022
$2,360	Total Mortgage-Backed Securities (cost $328,557)				325,422

Nuveen Investments	59

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	STRUCTURED NOTES – 1.0%

$44	JP Morgan Chase & Company Reverse Exchagenable Notes, Linked to the Common Stock of Cameco Corporation	10.900%	5/18/12	N/R	$42,720
$44	Total Structured Notes (cost $44,000)				42,720

Shares	Description (1)				Value
	WARRANTS – 0.0%

3,376	Gran Colombia Gold Corporation				$954
	Total Warrants (cost $2,667)				954

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.8%

$115	Repurchase Agreement with State Street Bank, dated 7/29/11, repurchase price $114,651, collateralized by $120,000 U.S. Treasury Bills, 0.000%, due 8/04/11, value $119,996	0.010%	8/01/11		$114,651
	Total Short-Term Investments (cost 114,651)				114,651
	Total Investments (cost $4,354,478) – 104.9%				4,358,615

Shares	Description (1)				Value
	COMMON STOCK SOLD SHORT – (27.3)%

	Chemicals – (2.0)%

(1,225)	Sigma-Aldrich Corporation				$(82,198)
	Computers & Peripherals – (1.2)%

(126)	Apple, Inc., (3)				(49,200)
	Food Products – (3.8)%

(1,540)	Green Mountain Coffee Roasters Inc., (3)				(160,083)
	Hotels, Restaurants & Leisure – (7.8)%

(565)	Chipotle Mexican Grill, Inc. (3)				(183,388)

(1,230)	Panera Bread Company, (3)				(141,831)
	Total Hotels, Restaurants & Leisure				(325,219)
	Household Products – (0.9)%

(630)	Reckitt and Benckiser Group PLC, (2)				(35,649)
	Internet & Catalog Retail – (4.6)%

(675)	Amazon.com, Inc., (3)				(150,201)

(160)	NetFlix.com Inc., (3)				(42,558)
	Total Internet & Catalog Retail				(192,759)
	Software – (1.4)%

(400)	Salesforce.com, Inc., (3)				(57,884)
	Specialty Retail – (5.6)%

(2,075)	Tiffany & Co.				(165,149)

(2,040)	Urban Outfitters, Inc., (3)				(66,382)
	Total Specialty Retail				(231,531)
	Total Common Stocks Sold Short (proceeds $818,484)				(1,134,523)
	Other Assets Less Liabilities – 22.4% (5)				931,230
	Net Assets – 100%				$4,155,322

60	Nuveen Investments

Investments In Derivatives

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value

2	Autozone Inc.	$40,000	1/21/12	$200.0	$265
2	Total Put Options Purchased (cost $4,478)	$40,000			$265

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value

(15)	Aetna Inc.	$(52,500)	1/21/12	35.0	$(11,513)

(4)	Aetna Inc.	(16,000)	1/21/12	40.0	(1,740)

(10)	AngloGold Ashanti Limited	(45,000)	1/21/12	45.0	(2,700)

(6)	AngloGold Ashanti Limited	(30,000)	1/21/12	50.0	(810)

(8)	AstraZeneca PLC	(40,000)	1/21/12	50.0	(1,560)

(6)	Barrick Gold Corporation	(27,600)	1/21/12	46.0	(2,895)

(8)	Barrick Gold Corporation	(40,000)	1/21/12	50.0	(2,368)

(7)	Barrick Gold Corporation	(38,500)	1/21/12	55.0	(1,054)

(6)	Cameco Corporation	(18,000)	1/21/12	30.0	(915)

(15)	Cameco Corporation	(52,500)	1/21/12	35.0	(825)

(10)	Cameco Corporation	(40,000)	1/21/12	40.0	(200)

(11)	Cameco Corporation	(49,500)	1/21/12	45.0	(83)

(3)	Chesapeake Energy Corporation	(7,500)	1/21/12	25.0	(2,993)

(15)	Chesapeake Energy Corporation	(45,000)	1/21/12	30.0	(9,075)

(6)	Electricite de France S.A.	(20,400)	9/17/11	34.0	(9)

(22)	Eli Lilly & Company	(77,000)	1/21/12	35.0	(8,140)

(3)	Eli Lilly & Company	(11,400)	1/21/12	38.0	(528)

(29)	Exelon Corporation	(123,250)	1/21/12	42.5	(8,047)

(10)	Gold Fields Limited	(15,000)	1/21/12	15.0	(1,710)

(20)	Gold Fields Limited	(32,000)	1/21/12	16.0	(2,460)

(21)	Gold Fields Limited	(36,750)	1/21/12	17.5	(1,522)

(24)	Kroger Company	(54,000)	1/21/12	22.5	(7,440)

(2)	Lockheed Martin Corporation	(15,000)	1/21/12	75.0	(910)

(8)	Lockheed Martin Corporation	(64,000)	1/21/12	80.0	(1,920)

(4)	Microsoft Corporation	(11,000)	1/21/12	27.5	(688)

(13)	Microsoft Corporation	(39,000)	1/21/12	30.0	(1,014)

(7)	Newmont Mining Corporation	(38,500)	1/21/12	55.0	(3,290)

(9)	Newmont Mining Corporation	(51,750)	1/21/12	57.5	(3,195)

(11)	Nexen Inc.	(28,600)	9/17/11	26.0	(440)

(22)	Nippon Telegraph & Telephone Corporation	(55,000)	9/17/11	25.0	(1,155)

(58)	Nokia Corporation	(58,000)	1/21/12	10.0	(406)

(24)	Nokia Corporation	(30,000)	1/21/12	12.5	(96)

(17)	Suncor Energy Inc.	(68,000)	1/21/12	40.0	(4,904)

(115)	Thales S.A.	(322,000)	3/17/12	28.0	(5,965)

(35)	Thales S.A.	(105,000)	3/17/12	30.0	(1,242)

Nuveen Investments	61

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

July 31, 2011

Call Options Written outstanding: (continued)

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value

(34)	Turkcell Iletisim Hizmet A.S.	(51,000)	10/22/11	15.0	$(425)

(15)	Tyson Foods Inc.	(26,250)	1/21/12	17.5	(2,437)

(6)	Tyson Foods Inc.	(12,000)	1/21/12	20.0	(420)

(21)	Wal-Mart Stores Inc.	(120,750)	1/21/12	57.5	(1,239)

(9)	Wal-Mart Stores Inc.	(54,000)	1/21/12	60.0	(216)
(669)	Total Call Options Written (premiums received $109,312)	$(2,021,750)			$(98,549)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(7)	Investment, or portion of investment, has been pledged as collateral for Call Options Written or Common Stocks Sold Short.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

I/O	Interest Only Security.

See accompanying notes to financial statements.

62	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 93.0%

	Capital Markets – 1.9%

501,480	Uranium Participation Corporation, (2)	$3,222,657
	Chemicals – 5.2%

275,000	Chugoku Marine Paints Limited, (3)	2,219,358

23,305	Mosaic Company	1,648,130

139,628	Omnia Holdings Limited, (2), (3)	1,674,048

63,400	Shin-Etsu Chemical Company Limited, (3)	3,419,900
	Total Chemicals	8,961,436
	Commercial Services & Supplies – 1.0%

386,610	Downer EDI Limited, (3)	1,624,054
	Construction Materials – 1.0%

83,016	India Cements Limited, GDR, 144A, (3)	130,998

315,333	India Cements Limited, GDR, (3)	497,375

5,008,000	Luks Group Vietnam Holdings Company Limited, (3)	1,169,008
	Total Construction Materials	1,797,381
	Containers & Packaging – 0.9%

236,097	Cascades Inc.	1,527,112
	Electric Utilities – 7.7%

284,461	Centrais Electricas Brasileiras S.A., PFD B ADR	4,319,603

115,177	Electricite de France S.A., (3)	4,374,922

181,868	Federal Hydrogenerating, GDR, (3)	912,977

546,411	Federal Hydrogenerating, GDR, (3)	2,721,288

71,135	Korea Electric Power Corporation, Sponsored ADR, (2)	859,311
	Total Electric Utilities	13,188,101
	Electrical Equipment – 1.5%

68,724	Areva S.A., (2)	2,519,593
	Food Products – 6.5%

353,600	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (2)	2,302,840

56,349	Fresh Del Monte Produce Inc.	1,381,114

869,300	Gruma S.A.B de C.V, Sponsored ADR, (2)	1,849,354

77,885	Industrias Bachoco S.A.B. de C.V., ADR	1,824,067

6,563	KWS Saat AG, (3)	1,379,348

171,000	Nippon Meat Packers Inc., (3)	2,379,149
	Total Food Products	11,115,872
	Machinery – 1.3%

318,000	Japan Steel Works Limited, (3)	2,228,543
	Metals & Mining – 36.6%

1,059,529	Alumina Limited, (3)	2,522,175

48,736	Anglo American PLC, (3)	2,306,809

122,811	AngloGold Ashanti Limited, Sponsored ADR	5,150,693

512,313	Banro Corporation, (2)	2,233,685

106,328	Barrick Gold Corporation	5,058,023

978,975	CGA Mining Limited, DD	2,684,509

202,921	Dundee Precious Metals Inc., (2)	1,760,652

2,543,374	Eastern Platinum Limited, (2)	2,661,965

Nuveen Investments	63

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Metals & Mining (continued)

594,691	First Uranium Corporation, (2)	$255,192

135,125	Geovic Mining Corporation, (2)	43,135

294,415	Gold Fields Limited, Sponsored ADR	4,589,930

1,982,647	Gran Colombia Gold Corporation, DD, (2)	1,763,829

62,098	Impala Platinum Holdings Limited, (3)	1,585,882

256,373	Kinross Gold Corporation	4,189,135

2,303,775	Minara Resources Limited, DD, (3)	1,691,311

163,612	Newcrest Mining Limited, (3)	7,134,647

77,919	Newmont Mining Corporation	4,333,076

170,190	NovaGold Resources Inc., (2)	1,705,304

9,186	NovaGold Resources Inc., 144A, (2)	92,044

1,542,325	Polyus Gold Company, Sponsored GDR, (3)	5,552,370

956,517	Saint Barbara Limited, (2), (3)	1,933,991

91,625	Silver Standard Resources, Inc., (2)	2,510,525

5,708,400	Simmer & Jack Mines	17,083

3,164,845	Village Main Reef Limited, (2), (3)	616,845
	Total Metals & Mining	62,392,810
	Oil, Gas & Consumable Fuels – 28.4%

60,549	Arch Coal Inc.	1,550,054

801,021	Bankers Petroleum Limited, (2)	5,030,222

224,844	Cameco Corporation	5,971,857

107,954	Chesapeake Energy Corporation	3,708,220

51,169	CONSOL Energy Inc.	2,742,658

24,716	Gazprom OAO, ADR, (3)	362,337

155,094	Gazprom OAO, ADR, (3)	2,219,342

23,362	Hess Corporation	1,601,699

185,123	Nexen Inc.	4,313,366

90,014	Niko Resources Limited	6,190,612

9,156	Peabody Energy Corporation	526,195

84,024	Petrobras Energia S.A., ADR	1,646,870

11,774,000	PT Medco Energi Internasional Tbk, (3)	3,453,285

47,166	Royal Dutch Shell PLC, Class A, (3)	1,727,670

1,177,270	Saras SpA, (2), (3)	2,416,585

138,807	Statoil ASA, ADR	3,410,488

43,403	Suncor Energy, Inc.	1,658,861
	Total Oil, Gas & Consumable Fuels	48,530,321
	Transportation Infrastructure – 1.0%

167,000	Kamigumi Company Limited, (3)	1,662,468
	Total Common Stocks (cost $159,254,114)	158,770,348

Shares	Description (1)	Value
	WARRANTS – 0.1%

494,112	Gran Colombia Gold Corporation	$139,631
	Total Warrants (cost $365,198)	139,631

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.8%

$13,369	Repurchase Agreement with State Street Bank, dated 7/29/11, repurchase price $13,369,373, collateralized by $13,640,000 U.S. Treasury Bills, 0.000%, due 8/04/11, value $13,639,564	0.010%	8/01/11	$13,369,362
	Total Short-Term Investments (cost $13,369,362)			13,369,362
	Total Investments (cost $172,988,674) – 100.9%			172,279,341
	Other Assets Less Liabilities – (0.9)%			(1,616,076)
	Net Assets – 100%			$170,663,265

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

DD	Investment or portion of investment purchased on a delayed delivery basis.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	65

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 93.4%

	Aerospace & Defense – 2.2%

759,528	Thales S.A., (2)	$32,463,767
	Air Freight & Logistics – 1.0%

1,443,380	TNT Express NV	14,621,641
	Automobiles – 1.4%

262,562	Toyota Motor Corporation, Sponsored ADR	21,509,079
	Beverages – 2.5%

1,905,700	Coca Cola West Holdings Company, (2)	38,122,303
	Capital Markets – 1.4%

1,233,881	UBS AG, (3)	20,334,359
	Commercial Banks – 2.1%

260,118	Societe Generale, (2)	12,875,732

5,249,000	Sumitomo Mitsui Trust Holdings Inc., (2)	19,335,836
	Total Commercial Banks	32,211,568
	Commercial Services & Supplies – 2.5%

3,303,000	Dai Nippon Printing Co., Ltd., (2)	37,505,645
	Communications Equipment – 1.7%

4,406,289	Nokia Corporation, ADR	25,556,476
	Diversified Telecommunication Services – 8.4%

923,503	Belgacom S.A., (2)	32,213,475

1,999,327	Nippon Telegraph and Telephone Corporation, ADR	49,463,350

429,911	PT Telekomunikasi Indonesia Tbk, ADR	15,003,894

27,375,550	Telecom Italia S.p.A., (2)	29,439,431
	Total Diversified Telecommunication Services	126,120,150
	Electric Utilities – 4.1%

673,700	Centrais Electricas Brasileiras S.A., PFD B ADR	10,334,558

565,659	Electricite de France S.A., (2)	21,486,183

899,533	Eletrobras SA	10,869,683

1,521,745	Korea Electric Power Corporation, Sponsored ADR, (3)	18,382,680
	Total Electric Utilities	61,073,104
	Electrical Equipment – 2.9%

301,589	Areva S.A., (3)	11,057,002

643,300	Mabuchi Motor Company Limited, (2)	33,259,746
	Total Electrical Equipment	44,316,748
	Electronic Equipment & Instruments – 1.9%

936,500	FUJIFILM Holdings Corp., (2)	28,282,350
	Food & Staples Retailing – 3.7%

893,786	Carrefour SA, (2)	26,371,518

713,851	Distribuidora Internacional de Alimentacion SA, (3)	3,025,909

917,300	Seven & I Holdings, (2)	26,156,534
	Total Food & Staples Retailing	55,553,961
	Household Durables – 2.5%

1,185,400	Panasonic Corp., (2)	14,095,065

2,471,000	Sekisui House, Ltd., (2)	23,651,383
	Total Household Durables	37,746,448

66	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 1.4%

165,183	Siemens AG, (2)	$21,111,402
	Insurance – 4.6%

105,159	Allianz SE, (2)	13,703,786

505,370	Axis Capital Holdings Limited	16,106,142

1,567,300	MS&AD Insurance Group Holdings Inc., (2)	39,169,020
	Total Insurance	68,978,948
	Internet & Catalog Retail – 0.8%

5,095,656	Home Retail Group, (2)	11,327,121
	Leisure Equipment & Products – 1.4%

407,200	Sankyo Company Ltd, (2)	21,746,392
	Machinery – 1.0%

2,041,000	Japan Steel Works Limited, (2)	14,303,321
	Media – 1.3%

924,518	Wolters, (2)	19,169,308
	Metals & Mining – 13.5%

5,903,737	Alumina Limited, (2)	14,053,659

825,778	AngloGold Ashanti Limited, Sponsored ADR	34,633,129

994,433	Barrick Gold Corporation	47,305,178

2,005,636	Gold Fields Limited, (2)	31,125,112

2,306,605	Kinross Gold Corporation	37,689,926

729,409	Newcrest Mining Limited, (2)	31,807,419

1,897,132	Polyus Gold International Limited, GDR, (2), (3)	6,829,675
	Total Metals & Mining	203,444,098
	Oil, Gas & Consumable Fuels – 9.5%

1,125,395	Cameco Corporation	29,890,491

965,832	Gazprom OAO, GDR, (2)	13,820,728

1,282,410	Nexen Inc.	29,880,153

233,485	Niko Resources Limited	16,057,668

513,201	Royal Dutch Shell PLC, Class B, ADR	37,797,254

607,547	Statoil ASA, (2)	14,974,013
	Total Oil, Gas & Consumable Fuels	142,420,307
	Personal Products – 3.3%

567,900	KAO Corporation, (2)	16,059,758

1,768,100	Shiseido Company, Limited, (2)	33,879,527
	Total Personal Products	49,939,285
	Pharmaceuticals – 9.0%

786,148	AstraZeneca PLC, (2)	38,198,060

764,100	Daiichi Sankyo Company Limited, (2)	15,790,022

1,850,136	GlaxoSmithKline PLC, (2)	41,249,031

508,401	Sanofi S.A., (2)	39,503,013
	Total Pharmaceuticals	134,740,126
	Road & Rail – 1.0%

368,800	West Japan Railway Company, (2)	15,693,863
	Semiconductors & Equipment – 1.4%

350,300	Rohm Company Limited, (2)	20,413,369

Nuveen Investments	67

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2011

Shares	Description (1)			Value

	Software – 1.0%

99,400	Nintendo Co., Ltd., (2)			$15,763,490
	Textiles, Apparel & Luxury Goods – 1.5%

1,713,000	Wacoal Holdings Corporation, (2)			22,789,759
	Wireless Telecommunication Services – 4.4%

2,351,710	SK Telecom Company Limited, ADR			37,439,223

10,460,590	Vodafone Group PLC, (2)			29,335,190
	Total Wireless Telecommunication Services			66,774,413
	Total Common Stocks (cost $1,345,455,074)			1,404,032,801

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.8%

$101,674	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/11, repurchase price $101,674,334, collateralized by $99,840,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $103,708,800	0.010%	8/01/11	$101,674,249
	Total Short-Term Investments (cost $101,674,249)			101,674,249
	Total Investments (cost $1,447,129,323) – 100.2%			1,505,707,050
	Other Assets Less Liabilities – (0.2)%			(3,119,930)
	Net Assets – 100%			$1,502,587,120

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

68	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Japan Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 97.0%

	Automobiles – 1.5%

1,890	Toyota Motor Corporation, Sponsored ADR	$154,829
	Beverages – 4.7%

13,800	Coca Cola West Holdings Company, (2)	276,060

14,000	Kirin Holdings Company, Limited, (2)	206,171
	Total Beverages	482,231
	Building Products – 1.9%

7,800	JS Group Corporation, (2)	195,110
	Capital Markets – 2.3%

55,000	Daiwa Securities Group Inc., (2)	239,226
	Chemicals – 1.9%

24,000	Chugoku Marine Paints Limited, (2)	193,689
	Commercial Banks – 4.1%

36,000	77 Bank Limited, (2)	157,860

71,000	Sumitomo Mitsui Trust Holdings Inc., (2)	261,544
	Total Commercial Banks	419,404
	Commercial Services & Supplies – 8.0%

17,000	Dai Nippon Printing Co., Ltd., (2)	193,035

10,900	Duskin Company Limited, (2)	220,554

4,100	Secom Company, (2)	204,530

26,000	Toppan Printing Company Limited, (2)	205,611
	Total Commercial Services & Supplies	823,730
	Construction & Engineering – 2.6%

57,000	Obayashi Corporation, (2)	263,732
	Containers & Packaging – 1.6%

9,200	Toyo Seikan Kaisha, (2)	161,066
	Diversified Telecommunication Services – 3.0%

12,457	Nippon Telegraph and Telephone Corporation, ADR	308,186
	Electrical Equipment – 5.7%

15,800	Futaba Corporation, (2)	287,898

5,700	Mabuchi Motor Company Limited, (2)	294,700
	Total Electrical Equipment	582,598
	Electronic Equipment & Instruments – 4.7%

8,944	FujiFilm Holdings Corporation, ADR, (2)	269,125

2,000	Kyocera Corporation, (2)	213,572
	Total Electronic Equipment & Instruments	482,697
	Food & Staples Retailing – 3.0%

11,000	Seven & I Holdings, (2)	313,662
	Food Products – 4.0%

19,000	Nippon Meat Packers Inc., (2)	264,350

3,900	Nissin Foods Holdings Company Limited, (2)	148,900
	Total Food Products	413,250
	Health Care Equipment & Supplies – 0.7%

2,600	Paramount Bed Company Limited, (2)	73,437

Nuveen Investments	69

Portfolio of Investments

Nuveen Tradewinds Japan Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Household Durables – 4.6%

24,095	Panasonic Corporation, ADR	$285,526

20,000	Sekisui House, Ltd., (2)	191,432
	Total Household Durables	476,958
	Insurance – 4.1%

12,800	MS&AD Insurance Group Holdings Inc., (2)	319,888

15,000	NKSJ Holdings Inc., (2)	98,975
	Total Insurance	418,863
	Leisure Equipment & Products – 3.0%

59	Fields Corporation, (2)	105,328

3,900	Sankyo Company Ltd, (2)	208,278
	Total Leisure Equipment & Products	313,606
	Machinery – 1.4%

13,000	Japan Steel Works Limited, (2)	91,104

7,000	Organo Corporation, (2)	51,957
	Total Machinery	143,061
	Media – 2.6%

2,870	Hakuhodo DY Holdings Inc., (2)	158,568

65	TV Asahi Corporation, (2)	104,690
	Total Media	263,258
	Oil, Gas & Consumable Fuels – 2.6%

37,500	JX Holdings Inc., (2)	271,128
	Personal Products – 6.0%

11,200	KAO Corporation, (2)	316,727

16,000	Shiseido Company, Limited, (2)	306,585
	Total Personal Products	623,312
	Pharmaceuticals – 7.1%

5,100	Astellas Pharma Inc., (2)	198,135

13,100	Daiichi Sankyo Company Limited, (2)	270,710

8,100	Kissei Pharmaceuticals Company Limited, (2)	156,651

2,200	Takeda Pharmaceutical Company, Limited, (2)	104,936
	Total Pharmaceuticals	730,432
	Real Estate Management & Development – 2.1%

16,000	Daiwa House Industry Company Limited, (2)	215,621
	Road & Rail – 2.2%

1,800	East Japan Railway Company, (2)	113,282

2,600	West Japan Railway Company, (2)	110,640
	Total Road & Rail	223,922
	Semiconductors & Equipment – 2.3%

4,000	Rohm Company Limited, (2)	233,096
	Textiles, Apparel & Luxury Goods – 2.4%

19,000	Wacoal Holdings Corporation, (2)	252,776
	Trading Companies & Distributors – 2.6%

14,100	Mitsui & Company Limited, (2)	265,459
	Transportation Infrastructure – 1.2%

12,000	Kamigumi Company Limited, (2)	119,459

70	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services – 3.1%

17,246	NTT DoCoMo Inc., Sponsored ADR			$319,741
	Total Common Stocks (cost $9,091,765)			9,977,539

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%

$237	Repurchase Agreement with State Street Bank, dated 7/29/11, repurchase price $237,244, collateralized by $245,000 U.S. Treasury Bills, 0.000%, due 8/04/11, value $244,992	0.010%	8/01/11	$237,244
	Total Short-Term Investments (cost $237,244)			237,244
	Total Investments (cost $9,329,009) – 99.3%			10,214,783
	Other Assets Less Liabilities – 0.7%			76,482
	Net Assets – 100%			$10,291,265

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Assets and Liabilities

July 31, 2011

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Assets
Investments, at value (cost $131,861,660, $2,355,165,733 and $60,150,440, respectively)	$124,552,314	$2,466,119,402	$63,486,120
Put options purchased, at value (premiums paid $—, $— and $—, respectively)	—	—	—
Deposits with broker	—	—	3,210,852
Cash denominated in foreign currencies (cost $497,594, $10 and $—, respectively)	493,888	11	—
Receivables:
Dividends	134,065	695,054	22,073
From Adviser	—	—	—
Interest	22,955	194	—
Investments sold	850,999	5,887,369	—
Reclaims	—	—	166
Shares sold	2,295,933	48,542,358	121,500
Other assets	69	36,438	—
Total assets	128,350,223	2,521,280,826	66,840,711
Liabilities
Cash overdraft denominated in foreign currency (cost $—, $— and $—, respectively)	—	—	—
Call options written, at value (premiums received $—, $— and $—, respectively)	—	—	—
Securities sold short, at value (proceeds $—, $— and $13,749,783, respectively)	—	—	18,706,694
Payables:
Collateral due to broker	—	—	432,150
Dividends	—	—	2,941
Investments purchased	1,069,155	44,013,227	366,558
Shares redeemed	890,757	7,720,355	109,673
Accrued expenses:
Management fees	155,248	1,651,505	62,834
12b-1 distribution and service fees	9,996	459,434	5,530
Other	119,088	959,630	57,460
Total liabilities	2,244,244	54,804,151	19,743,840
Net assets	$126,105,979	$2,466,476,675	$47,096,871
Class A Shares
Net assets	$25,787,312	$965,202,213	$16,655,155
Shares outstanding	657,362	32,346,792	508,091
Net asset value per share	$39.23	$29.84	$32.78
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$41.62	$31.66	$34.78
Class B Shares
Net assets	N/A	$3,270,549	N/A
Shares outstanding	N/A	110,998	N/A
Net asset value and offering price per share	N/A	$29.46	N/A
Class C Shares
Net assets	$4,832,065	$320,521,631	$2,386,429
Shares outstanding	124,316	10,863,191	73,664
Net asset value and offering price per share	$38.87	$29.51	$32.40
Class R3 Shares
Net assets	$56,788	$633,502	$50,362
Shares outstanding	1,452	21,292	1,540
Net asset value and offering price per share	$39.11	$29.75	$32.70
Class I Shares
Net assets	$95,429,814	$1,176,848,780	$28,004,925
Shares outstanding	2,426,841	39,409,832	852,245
Net asset value and offering price per share	$39.32	$29.86	$32.86
Net assets consist of:
Capital paid-in	$130,384,340	$2,232,898,255	$44,983,652
Undistributed net investment income	503,536	3,012,227	197,465
Accumulated net realized gain (loss)	2,530,934	119,602,161	3,537,741
Net unrealized appreciation (depreciation)	(7,312,831)	110,964,032	(1,621,987)
Net assets	$126,105,979	$2,466,476,675	$47,096,871
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	Tradewinds Emerging Markets, Tradwinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

See accompanying notes to financial statements.

72	Nuveen Investments

	Tradewinds Global Flexible Allocation Fund	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Assets
Investments, at value (cost $4,354,478, $172,988,674, $1,447,129,323, $9,329,009 and respectively)	$4,358,615	$172,279,341	$1,505,707,050	$10,214,783
Put options purchased, at value (premiums paid $4,478, $—, $— and $—, respectively)	265	—	—	—
Deposits with broker	1,166,061	—	—	—
Cash denominated in foreign currencies (cost $4,434, $—, $113,194 and $—, respectively)	4,398	—	113,521	—
Receivables:
Dividends	358	20,258	4,999,843	11,658
From Adviser	—	—	—	—
Interest	10,523	11	85	—
Investments sold	—	545,465	7,171,420	175,260
Reclaims	595	—	77,346	—
Shares sold	4,200	487,307	6,402,559	—
Other assets	—	71	71,344	—
Total assets	5,545,015	173,332,453	1,524,543,168	10,401,701
Liabilities
Cash overdraft denominated in foreign currency (cost $—, $4,275, $— and $—, respectively)	—	4,343	—	—
Call options written, at value (premiums received $109,312, $—, $— and $—, respectively)	98,549	—	—	—
Securities sold short, at value (proceeds $818,484, $— and $—, respectively)	1,134,524	—	—	—
Payables:
Collateral due to broker	—	—	—	—
Dividends	—	—	—	—
Investments purchased	71,382	1,669,944	14,422,049	48,312
Shares redeemed	—	666,841	5,101,314	—
Accrued expenses:
Management fees	25,874	175,346	1,063,958	22,537
12b-1 distribution and service fees	1,106	33,527	216,768	485
Other	58,258	119,187	1,151,959	39,102
Total liabilities	1,389,693	2,669,188	21,956,048	110,436
Net assets	$4,155,322	$170,663,265	$1,502,587,120	$10,291,265
Class A Shares
Net assets	$1,587,582	$56,882,510	$598,469,830	$331,216
Shares outstanding	75,527	2,198,885	23,347,112	14,159
Net asset value per share	$21.02	$25.87	$25.63	$23.39
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.30	$27.45	$27.19	$24.82
Class B Shares
Net assets	N/A	N/A	$5,518,786	N/A
Shares outstanding	N/A	N/A	226,713	N/A
Net asset value and offering price per share	N/A	N/A	$24.34	N/A
Class C Shares
Net assets	$670,493	$25,239,320	$95,512,405	$346,781
Shares outstanding	32,045	991,789	3,922,181	14,903
Net asset value and offering price per share	$20.92	$25.45	$24.35	$23.27
Class R3 Shares
Net assets	$262,551	$78,634	$3,058,073	$291,894
Shares outstanding	12,500	3,039	118,494	12,500
Net asset value and offering price per share	$21.00	$25.87	$25.81	$23.35
Class I Shares
Net assets	$1,634,696	$88,462,801	$800,028,026	$9,321,374
Shares outstanding	77,726	3,403,570	31,028,046	397,761
Net asset value and offering price per share	$21.03	$25.99	$25.78	$23.43
Net assets consist of:
Capital paid-in	$4,284,403	$167,674,503	$1,497,040,626	$9,408,992
Undistributed net investment income	57,284	(695,578)	22,764,316	(10,811)
Accumulated net realized gain (loss)	119,023	4,394,558	(76,379,179)	6,440
Net unrealized appreciation (depreciation)	(305,388)	(710,218)	59,161,357	886,644
Net assets	$4,155,322	$170,663,265	$1,502,587,120	$10,291,265
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Operations

Year Ended July 31, 2011

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Investment Income
Dividends (net of foreign tax withheld of $137,389, $2,850,418 and $91,556, respectively)	$1,392,112	$32,703,482	$1,099,817
Interest	234,448	27,032	19,945
Total investment income	1,626,560	32,730,514	1,119,762
Expenses
Management fees	864,390	13,959,926	450,068
12b-1 service fees – Class A	47,764	1,750,581	33,324
12b-1 distribution and service fees – Class B	N/A	31,704	N/A
12b-1 distribution and service fees – Class C	29,104	2,152,202	17,504
12b-1 distribution and service fees – Class R3	1,093	2,051	858
Dividends expense on securities sold short	—	—	91,006
Shareholders’ servicing agent fees and expenses	46,704	1,332,885	29,546
Custodian’s fees and expenses	158,673	580,940	56,188
Enhanced custody expense	—	—	71,546
Trustees’ fees and expenses	1,911	40,988	1,007
Professional fees	38,304	91,263	33,678
Shareholders’ reports – printing and mailing expenses	6,623	232,664	—
Federal and state registration fees	49,089	282,892	64,311
Other expenses	11,307	32,191	3,184
Total expenses before custodian fee credit and expense reimbursement	1,254,962	20,490,287	852,220
Custodian fee credit	(236)	(1,094)	(467)
Expense reimbursement	(18,172)	—	(41,664)
Net expenses	1,236,554	20,489,193	810,089
Net investment income (loss)	390,006	12,241,321	309,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,658,217	160,981,359	4,611,741
Options written	—	—	—
Securities sold short	—	—	(401,393)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,233,402)	69,085,691	2,454,223
Options purchased	—	—	—
Options written	—	—	—
Securities sold short	—	—	(4,354,265)
Net realized and unrealized gain (loss)	(4,575,185)	230,067,050	2,310,306
Net increase (decrease) in net assets from operations	$(4,185,179)	$242,308,371	$2,619,979

See accompanying notes to financial statements.

74	Nuveen Investments

	Tradewinds Global Flexible Allocation Fund	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $3,906, $133,877, $4,670,868 and $7,978, respectively)	$49,765	$1,116,094	$40,344,808	$105,999
Interest	43,232	1,295	15,440	27
Total investment income	92,997	1,117,389	40,360,248	106,026
Expenses
Management fees	24,658	824,926	11,440,030	55,015
12b-1 service fees – Class A	2,939	92,217	1,492,150	723
12b-1 distribution and service fees – Class B	N/A	N/A	62,879	N/A
12b-1 distribution and service fees – Class C	4,536	153,000	974,502	2,944
12b-1 distribution and service fees – Class R3	1,356	389	14,888	1,402
Dividends expense on securities sold short	4,546	—	—	—
Shareholders’ servicing agent fees and expenses	2,389	125,208	2,031,628	456
Custodian’s fees and expenses	24,810	75,203	491,244	10,697
Enhanced custody expense	—	—	—	—
Trustees’ fees and expenses	72	2,398	31,942	144
Professional fees	25,482	31,712	50,936	28,826
Shareholders’ reports – printing and mailing expenses	19,994	24,724	483,940	32,700
Federal and state registration fees	58,102	79,365	99,506	28,618
Other expenses	8,964	4,586	38,791	2,688
Total expenses before custodian fee credit and expense reimbursement	177,848	1,413,728	17,212,436	164,213
Custodian fee credit	(68)	(81)	(203)	(35)
Expense reimbursement	(127,955)	(13,387)	—	(82,154)
Net expenses	49,825	1,400,260	17,212,233	82,024
Net investment income (loss)	43,172	(282,871)	23,148,015	24,002
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	113,050	5,155,338	56,255,707	16,263
Options written	6,315	—	—	—
Securities sold short	20,598	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(32,899)	(2,545,890)	31,128,076	632,723
Options purchased	(3,685)	—	—	—
Options written	14,221	—	—	—
Securities sold short	(313,363)	—	—	—
Net realized and unrealized gain (loss)	(195,763)	2,609,448	87,383,783	648,986
Net increase (decrease) in net assets from operations	$(152,591)	$2,326,577	$110,531,798	$672,988

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global All-Cap Plus
	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$390,006	$74,332	$12,241,321	$3,219,098	$309,673	$54,806
Net realized gain (loss) from:
Investments and foreign currency	3,658,217	835,854	160,981,359	48,105,647	4,611,741	838,716
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	(401,393)	23,868
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,233,402)	344,306	69,085,691	40,730,490	2,454,223	342,830
Options purchased	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	(4,354,265)	(600,810)
Net increase (decrease) in net assets from operations	(4,185,179)	1,254,492	242,308,371	92,055,235	2,619,979	659,410
Distributions to Shareholders
From net investment income:
Class A	(73,287)	(4,766)	(11,661,354)	(691,096)	(44,144)	(1,886)
Class B	N/A	N/A	(35,703)	—	N/A	N/A
Class C	—	(2,086)	(2,149,307)	(2,092)	—	—
Class R3	(194)	(3,870)	(3,992)	(172)	(60)	(1,056)
Class I	(229,565)	(25,982)	(13,281,874)	(1,325,432)	(156,307)	(23,401)
From accumulated net realized gains:
Class A	(601,812)	(26,413)	(1,259,428)	—	(426,497)	(22,050)
Class B	N/A	N/A	(6,437)	—	N/A	N/A
Class C	(87,549)	(26,412)	(375,214)	—	(62,878)	(22,050)
Class R3	(2,995)	(26,413)	(547)	—	(1,790)	(22,050)
Class I	(835,587)	(120,759)	(1,235,733)	—	(894,795)	(178,898)
Decrease in net assets from distributions to shareholders	(1,830,989)	(236,701)	(30,009,589)	(2,018,792)	(1,586,471)	(271,391)
Fund Share Transactions
Proceeds from sale of shares	143,275,219	15,759,157	1,710,969,950	744,836,968	33,616,642	19,929,514
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,108,817	8,346	20,686,552	1,393,174	1,404,908	1,343
	144,384,036	15,767,503	1,731,656,502	746,230,142	35,021,550	19,930,857
Cost of shares redeemed	(31,428,264)	(598,920)	(410,494,770)	(306,567,896)	(11,458,058)	(1,838,704)
Redemption fees	3,248	141	134,390	50,271	2,728	923
Net increase (decrease) in net assets from Fund share transactions	112,959,020	15,168,724	1,321,296,122	439,712,517	23,566,220	18,093,076
Net increase (decrease) in net assets	106,942,852	16,186,515	1,533,594,904	529,748,960	24,599,728	18,481,095
Net assets at the beginning of period	19,163,127	2,976,612	932,881,771	403,132,811	22,497,143	4,016,048
Net assets at the end of period	$126,105,979	$19,163,127	$2,466,476,675	$932,881,771	$47,096,871	$22,497,143
Undistributed net investment income at the end of period	$503,536	$47,637	$3,012,227	$9,571,078	$197,465	$42,860

See accompanying notes to financial statements.

76	Nuveen Investments

	Tradewinds Global Flexible Allocation		Tradewinds Global Resources		Tradewinds International Value		Tradewinds Japan
	Year Ended 7/31/11	For the Period 5/27/10 (Commencement of Operations) through Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$43,172	$(697)	$(282,871)	$(48,487)	$23,148,015	$12,026,477	$24,002	$30,336
Net realized gain (loss) from:
Investments and foreign currency	113,050	2,199	5,155,338	1,679,812	56,255,707	36,141,509	16,263	306
Options written	6,315	—	—	—	—	—	—	—
Securities sold short	20,598	(898)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(32,899)	37,000	(2,545,890)	345,014	31,128,076	12,034,679	632,723	81,719
Options purchased	(3,685)	(528)	—	—	—	—	—	—
Options written	14,221	(2,676)	—	—	—	—	—	—
Securities sold short	(313,363)	(3,458)	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	(152,591)	30,942	2,326,577	1,976,339	110,531,798	60,202,665	672,988	112,361
Distributions to Shareholders
From net investment income:
Class A	(4,346)	—	(284,422)	(79,762)	(5,550,573)	(1,307,670)	(3,406)	(2,083)
Class B	N/A	N/A	N/A	N/A	(14,221)	N/A	N/A	N/A
Class C	—	—	(23,866)	(18,095)	(214,163)	(190)	(1,386)	(219)
Class R3	(550)	—	(497)	(1,033)	(16,522)	(905)	(2,731)	(1,459)
Class I	(3,238)	—	(303,090)	(201,333)	(7,223,702)	(2,963,838)	(52,484)	(36,229)
From accumulated net realized gains:
Class A	—	—	(300,707)	—	—	—	—	(2,508)
Class B	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Class C	—	—	(114,270)	—	—	—	—	(2,508)
Class R3	—	—	(928)	—	—	—	—	(2,508)
Class I	—	—	(333,756)	—	—	—	—	(33,568)
Decrease in net assets from distributions to shareholders	(8,134)	—	(1,361,536)	(300,223)	(13,019,181)	(4,272,603)	(60,007)	(81,082)
Fund Share Transactions
Proceeds from sale of shares	3,918,877	1,000,000	194,825,038	14,967,349	765,857,412	831,343,880	6,000,768	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,939	—	945,269	124,618	10,472,350	2,857,781	2,687	—
	3,922,816	1,000,000	195,770,307	15,091,967	776,329,762	834,201,661	6,003,455	—
Cost of shares redeemed	(637,711)	—	(44,655,406)	(8,608,716)	(483,349,363)	(753,254,536)	(531,209)	(149,141)
Redemption fees	—	—	11,775	2,134	53,238	52,305	345	—
Net increase (decrease) in net assets from Fund share transactions	3,285,105	1,000,000	151,126,676	6,485,385	293,033,637	80,999,430	5,472,591	(149,141)
Net increase (decrease) in net assets	3,124,380	1,030,942	152,091,717	8,161,501	390,546,254	136,929,492	6,085,572	(117,862)
Net assets at the beginning of period	1,030,942	—	18,571,548	10,410,047	1,112,040,866	975,111,374	4,205,693	4,323,555
Net assets at the end of period	$4,155,322	$1,030,942	$170,663,265	$18,571,548	$1,502,587,120	$1,112,040,866	$10,291,265	$4,205,693
Undistributed net investment income at the end of period	$57,284	$1,934	$(695,578)	$161,235	$22,764,316	$12,323,237	$(10,811)	$18,036

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares. Tradewinds Global Resources did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/08)
2011	$37.13	$.12	$3.93	$4.05	$(.21)	$(1.74)	$(1.95)	—	**	$39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(e)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(e)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(e)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(e)	20.00	.23	11.26	11.49	—	—	—	—		31.49

78	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

10.54%	$25,787	1.85%		.27%	1.83%		.30%		40%
26.41	6,121	4.31		(.89)	1.84		1.58		61
57.25	393	6.15	*	(2.34)*	1.85	*	1.95	*	32

9.74	4,832	2.60		(.46)	2.58		(.44)		40
25.48	765	4.89		(2.08)	2.59		.22		61
56.55	391	6.89	*	(3.09)*	2.60	*	1.20	*	32

10.21	57	2.22		(.85)	2.08		(.71)		40
26.10	463	4.42		(1.66)	2.09		.68		61
57.00	393	6.40	*	(2.59)*	2.10	*	1.71	*	32

10.81	95,430	1.61		.66	1.58		.68		40
26.76	11,813	3.94		(1.09)	1.59		1.26		61
57.45	1,800	6.19	*	(2.99)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (3/06)
2011	$25.05	$.20	$5.17	$5.37	$(.52)	$(.06)	$(.58)	—	**	$29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54
Class B (3/06)
2011	24.76	(.04)	5.12	5.08	(.32)	(.06)	(.38)	—	**	29.46
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43
Class C (3/06)
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45
Class R3 (3/09)
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(e)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)(f)
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59

80	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

21.48%	$965,202	1.24%		.69%	1.24%		.69%	58%
18.81	418,109	1.34		.44	1.34		.44	45
(2.22)	233,006	1.40		.74	1.40		.74	72
.95	273,879	1.29		.63	1.29		.63	54
23.88	211,912	1.29		.77	1.29		.77	22

20.58	3,271	1.99		(.12)	1.99		(.12)	58
17.96	2,841	2.09		(.39)	2.09		(.39)	45
(3.03)	2,622	2.15		.03	2.15		.03	72
.15	3,209	2.05		(.11)	2.05		(.11)	54
23.06	762	2.04		.07	2.04		.07	22

20.60	320,522	1.99		(.05)	1.99		(.05)	58
17.94	123,726	2.09		(.27)	2.09		(.27)	45
(2.98)	48,711	2.15		— ***	2.15		— ***	72
.16	53,299	2.04		(.13)	2.04		(.13)	54
23.10	27,666	2.04		.03	2.04		.03	22

21.18	634	1.49		.40	1.49		.40	58
18.52	387	1.59		.11	1.59		.11	45
55.53	233	1.66	*	1.01 *	1.66	*	1.01 *	72

21.77	1,176,849	.99		.99	.99		.99	58
19.10	387,819	1.09		.74	1.09		.74	45
(2.11)	118,560	1.15		1.01	1.15		1.01	72
1.20	84,493	1.08		.35	1.08		.35	54
24.22	6,213	1.05		1.09	1.05		1.09	22

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/08)
2011	$30.78	$.22	$3.06	$3.28	$(.12)	$(1.16)	$(1.28)	—	**	$32.78
2010	28.89	— **	3.80	3.80	(.15)	(1.76)	(1.91)	—		30.78
2009(e)	20.00	.08	8.81	8.89	—	—	—	—		28.89
Class C (12/08)
2011	30.55	(.03)	3.04	3.01	—	(1.16)	(1.16)	—	**	32.40
2010	28.77	(.20)	3.74	3.54	— **	(1.76)	(1.76)	—		30.55
2009(e)	20.00	(.02)	8.79	8.77	—	—	—	—		28.77
Class R3 (12/08)
2011	30.72	.01	3.17	3.18	(.04)	(1.16)	(1.20)	—		32.70
2010	28.85	(.10)	3.81	3.71	(.08)	(1.76)	(1.84)	—		30.72
2009(e)	20.00	.05	8.80	8.85	—	—	—	—		28.85
Class I (12/08)
2011	30.84	.28	3.10	3.38	(.20)	(1.16)	(1.36)	—	**	32.86
2010	28.94	.22	3.66	3.88	(.22)	(1.76)	(1.98)	—	**	30.84
2009(e)	20.00	.05	8.89	8.94	—	—	—	—		28.94

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

10.54%	$16,655	2.16%		.58%	2.07%		.66%		79%
13.21	4,272	3.19		(.98)	2.19		.02		130
44.45	361	6.92	*	(4.07)*	2.25	*	.60	*	105

9.71	2,386	2.90		(.18)	2.82		(.09)		79
12.36	785	3.67		(1.31)	3.00		(.64)		130
43.85	360	7.67	*	(4.82)*	3.00	*	(.15	)*	105

10.25	50	2.65		(.31)	2.31		.04		79
12.91	384	3.06		(.86)	2.51		(.31)		130
44.25	361	7.17	*	(4.32)*	2.50	*	.35	*	105

10.84	28,005	1.93		.74	1.82		.84		79
13.47	17,057	2.71		— ***	2.00		.71		130
44.70	2,935	5.18	*	(2.90)*	1.92	*	.36	*	105

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Each ratio includes the effect of dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31,
Class A (12/08)
2011	0.22%			0.17%
2010	0.13		0.26
2009(e)	0.31	*	0.09	*
Class C (12/08)
2011	0.22		0.17
2010	0.17		0.27
2009(f)	0.31	*	0.09	*
Class R3 (12/08)
2011	0.21		0.17
2010	0.17		0.26
2009(f)	0.31	*	0.09	*
Class I (12/08)
2011	0.22		0.17
2010	0.16		0.28
2009(f)	0.21	*	0.11	*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL FLEXIBLE ALLOCATION
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/10)
2011	$20.63	$.37	$.12	$.49	$(.10)	$—	$(.10)	$21.02
2010(e)	20.00	(.01)	.64	.63	—	—	—	20.63
Class C (5/10)
2011	20.60	.16	.16	.32	—	—	—	20.92
2010(e)	20.00	(.03)	.63	.60	—	—	—	20.60
Class R3 (5/10)
2011	20.62	.19	.23	.42	(.04)	—	(.04)	21.00
2010(e)	20.00	(.02)	.64	.62	—	—	—	20.62
Class I (5/10)
2011	20.64	.43	.11	.54	(.15)	—	(.15)	21.03
2010(e)	20.00	— **	.64	.64	—	—	—	20.64

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(f)				Ratios to Average Net Assets After Reimbursement(d)(f)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.33%	$1,588	6.00%		(2.63)%		1.70%		1.67%		51%
3.15	258	26.84	*	(25.66	)*	1.39	*	(.20	)*	42

1.55	670	7.52		(4.33)		2.47		.72		51
3.00	257	27.59	*	(26.41	)*	2.14	*	(.95	)*	42

2.04	263	8.55		(5.67)		2.02		.85		51
3.10	258	27.09	*	(25.91	)*	1.64	*	(.45	)*	42

2.57	1,635	5.54		(2.10)		1.46		1.98		51
3.20	258	26.59	*	(25.41	)*	1.13	*	.05	*	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 27, 2010 (commencement of operations) through July 31, 2010.
(f)	Each ratio includes the effect of dividends expense and fees on securities sold short as follows:

Ratio of Dividend Expense and Fees on Securities Sold Short to Average Net Assets
Year Ended July 31,
Class A (5/10)
2011	0.32
2010(e)	—
Class C (5/10)
2011	0.34
2010(e)	—
Class R3 (5/10)
2011	0.39
2010(e)	—
Class I (5/10)
2011	0.33
2010(e)	—

*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/06)
2011	$21.00	$(.08)	$5.48	$5.40	$(.22)	$(.31)	$(.53)	—	**	$25.87
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32
Class C (12/06)
2011	20.69	(.26)	5.38	5.12	(.05)	(.31)	(.36)	—	**	25.45
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23
Class R3 (9/09)
2011	21.02	(.13)	5.45	5.32	(.16)	(.31)	(.47)	—		25.87
2010(f)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)(g)
2011	21.09	(.01)	5.50	5.49	(.28)	(.31)	(.59)	—	**	25.99
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

25.55%	$56,883	1.50%		(.30)%	1.48%		(.29)%	38%
19.34	4,464	2.04		(.80)	1.58		(.34)	50
(16.58)	1,339	3.58		(1.78)	1.60		.20	65
2.92	370	3.83		(2.43)	1.58		(.18)	43
16.65	292	7.79	*	(6.10)*	1.58	*	.12 *	11

24.69	25,239	2.25		(1.03)	2.23		(1.01)	38
18.40	4,603	2.86		(1.59)	2.33		(1.06)	50
(17.18)	640	4.29		(2.39)	2.35		(.45)	65
2.07	285	4.59		(3.20)	2.33		(.94)	43
16.15	290	8.53	*	(6.83)*	2.34	*	(.64 )*	11

25.24	79	1.76		(.56)	1.73		(.52)	38
9.17	64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

25.84	88,463	1.24		(.06)	1.23		(.05)	38
19.63	9,440	1.74		(.51)	1.33		(.10)	50
(16.38)	8,431	3.12		(1.24)	1.35		.52	65
3.07	2,490	3.55		(2.08)	1.34		.14	43
16.90	292	7.52	*	(5.82)*	1.33	*	.37 *	11

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/99)
2011	$23.54	$.41	$1.92	$2.33	$(.24)	$—	$(.24)	—	**	$25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42
Class B (12/99)
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16
Class C (12/99)
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18
Class R3 (8/08)
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(e)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)(f)
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

9.91%	$598,470	1.32%		1.58%	1.32%		1.58%	23%
6.14	491,483	1.54		.98	1.54		.98	40
(13.20)	505,600	1.68		1.12	1.68		1.12	45
(2.67)	372,693	1.58		.45	1.58		.45	56
17.19	369,845	1.52		1.08	1.52		1.08	56

9.09	5,519	2.08		.71	2.07		.71	23
5.32	6,336	2.29		.26	2.29		.26	40
(13.86)	7,572	2.42		.20	2.42		.20	45
(3.38)	13,728	2.33		(.32)	2.33		(.32)	56
16.33	16,574	2.27		.32	2.27		.32	56

9.08	95,512	2.07		.79	2.07		.79	23
5.32	90,472	2.29		.29	2.29		.29	40
(13.86)	93,082	2.42		.23	2.42		.23	45
(3.42)	136,553	2.33		(.31)	2.33		(.31)	56
16.31	151,462	2.27		.32	2.27		.32	56

9.69	3,058	1.57		1.48	1.57		1.48	23
5.82	2,235	1.78		.85	1.78		.85	40
(12.02)	1,027	1.94	*	.88 *	1.94	*	.88 *	45

10.20	800,028	1.07		1.94	1.07		1.94	23
6.39	521,515	1.29		1.36	1.29		1.36	40
(13.00)	367,831	1.43		1.29	1.43		1.29	45
(2.40)	390,882	1.33		.69	1.33		.69	56
17.49	437,863	1.26		1.43	1.26		1.43	56

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2009, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2011	$21.21	$.14	$2.31	$2.45	$(.27)	$—	$(.27)	$23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	21.21
2009(e)	20.00	.10	.99	1.09	—	—	—	21.09
Class C (12/08)
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11
2009(e)	20.00	.02	.97	.99	—	—	—	20.99
Class R3 (12/08)
2011	21.17	.10	2.30	2.40	(.22)	—	(.22)	23.35
2010	21.06	.06	.37	.43	(.12)	(.20)	(.32)	21.17
2009(e)	20.00	.07	.99	1.06	—	—	—	21.06
Class I (12/08)
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24
2009(e)	20.00	.08	1.04	1.12	—	—	—	21.12

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.57%	$331	3.04%		(.92)%	1.48%		.64%		19%
2.38	265	4.32		(2.28)	1.49		.55		15
5.45	264	2.95		(.55 )*	1.50	*	.90	*	23

10.76	347	3.77		(1.69)	2.23		(.15)		19
1.65	264	5.07		(3.03)	2.24		(.20)		15
4.95	262	3.70	*	(1.29)*	2.25	*	.15	*	23

11.33	292	3.32		(1.16)	1.73		.43		19
2.09	265	4.57		(2.53)	1.74		.30		15
5.30	263	3.20	*	(.80 )*	1.75	*	.65	*	23

11.86	9,321	2.50		(.88)	1.23		.39		19
2.63	3,412	4.06		(2.00)	1.24		.82		15
5.60	3,534	2.67	*	(.69 )*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”), Nuveen Tradewinds Global Flexible Allocation Fund (“Tradewinds Global Flexible Allocation”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Effective as of the close of business on July 29, 2011, Tradewinds Global All-Cap was closed to new investments, except for investments by existing shareholders of record as of July 29, 2011 and by certain other limited categories of investors as described in the Fund’s prospectus.

Tradewinds Emerging Markets, Tradewinds Global All-Cap, Tradewinds Global All-Cap Plus, Tradewinds Global Resources, Tradewinds International Value and Tradewinds Japan’s investment objective is to provide long-term capital appreciation. Tradewinds Global Flexible Allocation’s investment objective is to provide total return through a combination of capital appreciation and income.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap Plus invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Flexible Allocation invests its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The Fund may gain desired exposure to securities through a variety of techniques including establishing both long and short positions and the writing of covered calls. The Fund may gain exposure to commodity markets through commodity-linked derivative instruments and pooled investment vehicles that exclusively invest in commodities, such as exchange-traded funds. The Fund invests at least 30% of its net assets in equity securities, which may include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The Fund may invest up to 40% of its net assets in debt securities. The Fund also may invest up to 25% of its net assets in debt securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund invests at least 40% of its net assets in non-U.S. securities of which up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The Fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. The Fund invests at least 40% of its net assets in

92	Nuveen Investments

non-U.S. equity securities. The Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Japan invests at least 80% of it net assets in equity securities issued by companies listed or domiciled in Japan. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments	93

Notes to Financial Statements (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2011, Tradewinds Global All-Cap, Tradewinds Global All-Cap Plus and Tradewinds Global Resources had delayed delivery purchase commitments of $2,450,286, $316,315, and $763,788, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such

94	Nuveen Investments

transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, options purchased and options written, respectively ” when applicable.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written “on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended July 31, 2011, Tradewinds Global Flexible Allocation wrote covered call options on individual stocks to enhance returns while foregoing some upside potential, and bought a put option on a single stock to benefit in the event its price declines.

The Funds did not purchase call options or write put options during the fiscal year ended July 31, 2011. The average notional amount of options purchased and options written during the fiscal year ended July 31, 2011, were as follows:

Tradewinds Global Flexible Allocation
Average notional amount of options purchased*	$40,000

Tradewinds Global Flexible Allocation
Average notional amount of options written*	$(1,059,610)

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities and Footnote 5 — Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial

Nuveen Investments	95

Notes to Financial Statements (continued)

assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Short Sales

Tradewinds Growth All-Cap Plus is authorized to make short sales of securities through its enhanced custody program as described below. Tradewinds Global Flexible Allocation is also authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Enhanced Custody Program

Tradewinds Global All-Cap Plus pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When Tradewinds Global All-Cap Plus sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with broker” on the Statement of Assets and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

96	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2011:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$67,966,108	$41,593,130	$402,992	$109,962,230
Sovereign Debt	—	729,600	—	729,600
Convertible Bonds	—	379,132	—	379,132
Corporate Bonds	—	1,015,791	—	1,015,791
$25 Par (or similar) Preferred Securities	—	4,032,227	—	4,032,227
Warrants	100,752	—	—	100,752
Equity Linked Certificates	—	4,489,596	—	4,489,596
Short-Term Investments	—	3,842,986	—	3,842,986
Total	$68,066,860	$56,082,462	$402,992	$124,552,314

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,216,763,645	$1,006,915,319	$1,525,725	$2,225,204,689
$25 Par (or similar) Preferred Securities	—	7,905,375	—	7,905,375
Short-Term Investments	—	233,009,338	—	233,009,338
Total	$1,216,763,645	$1,247,830,032	$1,525,725	$2,466,119,402
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as level 2.

Nuveen Investments	97

Notes to Financial Statements (continued)

Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$33,327,772	$29,823,891	$59,787	$63,211,450
$25 Par (or similar) Preferred Securities	—	274,670	—	274,670
Common Stocks Sold Short*	(18,258,249)	(448,445)	—	(18,706,694)
Total	$15,069,523	$29,650,116	$59,787	$44,779,426

Tradewinds Global Flexible Allocation	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$2,386,543	$1,203,692	$—	$3,590,235
Convertible Bonds	—	168,321	—	168,321
Corporate Bonds	—	116,312	—	116,312
Mortgage-Backed Securities	—	325,422	—	325,422
Structured Notes	—	42,720	—	42,720
Warrants	954	—	—	954
Short-Term Investments	—	114,651	—	114,651
Common Stocks Sold Short*	(1,098,874)	(35,649)	—	(1,134,523)
Derivatives:
Put Options Purchased	265	—	—	265
Call Options Written	(98,549)	—	—	(98,549)
Total	$1,190,339	$1,935,469	$—	$3,125,808

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$98,853,663	$59,916,685	$—	$158,770,348
Warrants	139,631	—	—	139,631
Short-Term Investments	—	13,369,362	—	13,369,362
Total	$98,993,294	$73,286,047	$—	$172,279,341

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$486,957,795	$917,075,006	$—	$1,404,032,801
Short-Term Investments	—	101,674,249	—	101,674,249
Total	$486,957,795	$1,018,749,255	$—	$1,505,707,050

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,068,282	$8,909,257	$—	$9,977,539
Short-Term Investments	—	237,244	—	237,244
Total	$1,068,282	$9,146,501	$—	$10,214,783
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Emerging Markets	Level 3 Common Stocks
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	402,992
Transfers out of	—
Balance at the end of year	$402,992
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of July 31, 2011	$(662,339)

98	Nuveen Investments

Tradewinds Global All-Cap	Level 3 Common Stocks
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(2,605,116)
Purchases at cost	4,130,841
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$1,525,725
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of July 31, 2011	$(2,605,116)

Tradewinds Global All-Cap Plus	Level 3 Common Stocks
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(90,783)
Purchases at cost	150,570
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$59,787
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of July 31, 2011	$(90,783)

The tables below present the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Tradewinds Emerging Markets	$—	$(29,994,818)	$29,591,826	$—	$402,992	$—
Tradewinds Global All-Cap	—	(685,929,856)	685,929,856	—	—	—
Tradewinds Global All-Cap Plus	—	(19,378,582)	19,378,582	—	—	—
Tradewinds Global Flexible Allocation	—	(547,621)	547,621	—	—	—
Tradewinds Global Resources	—	(33,288,599)	33,288,599	—	—	—
Tradewinds International Value	—	(769,158,968)	769,158,968	—	—	—
Tradewinds Japan	—	(7,636,520)	7,636,520	—	—	—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of July 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Tradewinds Global Flexible Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$265	Call options written at value	$98,549

Nuveen Investments	99

Notes to Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2011 on derivative instruments, as well as the primary risk exposure associated with each.

Tradewinds Global Flexible Allocation

Net Realized Gain (Loss) from Options Written
Risk Exposure
Equity Price	$6,315

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Risk Exposure
Equity Price	$(3,685)

Change in Net Unrealized Appreciation (Depreciation) of Options Written
Risk Exposure
Equity Price	$14,221

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	883,102	$36,905,841	157,927	$5,685,242
Class C	121,405	5,109,372	8,295	294,169
Class R3	582	22,181	—	—
Class I	2,426,697	101,237,825	270,416	9,779,746
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,119	387,619	—	—
Class C	1,314	55,298	—	—
Class R3	24	1,012	—	—
Class I	15,598	664,888	235	8,346
	3,457,841	144,384,036	436,873	15,767,503
Shares redeemed:
Class A	(399,728)	(16,358,314)	(5,558)	(201,570)
Class C	(19,145)	(789,538)	(53)	(1,945)
Class R3	(11,654)	(502,530)	—	—
Class I	(332,929)	(13,777,882)	(10,327)	(395,405)
Redemption fees:
Class A	—	904	—	8
Class C	—	112	—	8
Class R3	—	2	—	8
Class I	—	2,230	—	117
	(763,456)	(31,425,016)	(15,938)	(598,779)
Net increase (decrease)	2,694,385	$112,959,020	420,935	$15,168,724

100	Nuveen Investments

	Tradewinds Global All-Cap
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,846,382	$633,084,056	12,128,671	$291,645,448
Class A – automatic conversion of Class B Shares	181	5,538	66	1,453
Class B	9,544	275,937	11,341	268,524
Class C	6,967,326	200,363,728	3,267,842	78,885,565
Class R3	18,650	543,752	4,442	107,973
Class I	30,114,006	876,696,939	15,404,816	373,928,005
Shares issued to shareholders due to reinvestment of distributions:
Class A	354,766	10,344,889	21,341	517,717
Class B	1,091	31,533	—	—
Class C	54,203	1,568,529	—	—
Class R3	124	3,624	—	12
Class I	299,826	8,737,977	36,116	875,445
	59,666,099	1,731,656,502	30,874,635	746,230,142
Shares redeemed:
Class A	(6,547,430)	(190,047,431)	(6,480,703)	(156,399,291)
Class B	(14,196)	(397,364)	(21,453)	(511,660)
Class B – automatic conversion to Class A Shares	(183)	(5,538)	(67)	(1,453)
Class C	(1,149,288)	(33,044,567)	(593,955)	(14,208,951)
Class R3	(12,986)	(371,939)	—	(10)
Class I	(6,480,531)	(186,627,931)	(5,573,530)	(135,446,531)
Redemption fees:
Class A	—	56,447	—	23,832
Class B	—	230	—	211
Class C	—	21,505	—	6,328
Class R3	—	27	—	20
Class I	—	56,181	—	19,880
	(14,204,614)	(410,360,380)	(12,669,708)	(306,517,625)
Net increase (decrease)	45,461,485	$1,321,296,122	18,204,927	$439,712,517

	Tradewinds Global All-Cap Plus
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	487,882	$16,234,045	133,544	$4,013,151
Class C	58,625	1,943,441	13,187	403,405
Class R3	—	—	—	—
Class I	459,214	15,439,156	503,731	15,512,958
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,992	439,501	—	—
Class C	1,447	48,350	—	—
Class R3	—	—	—	—
Class I	27,012	917,057	44	1,343
	1,047,172	35,021,550	650,506	19,930,857
Shares redeemed:
Class A	(131,556)	(4,470,912)	(7,271)	(213,573)
Class C	(12,095)	(400,758)	—	—
Class R3	(10,960)	(363,982)	—	—
Class I	(186,977)	(6,222,406)	(52,195)	(1,625,131)
Redemption fees:
Class A	—	366	—	—
Class C	—	54	—	—
Class R3	—	—	—	—
Class I	—	2,308	—	923
	(341,588)	(11,455,330)	(59,466)	(1,837,781)
Net increase (decrease)	705,584	$23,566,220	591,040	$18,093,076

Nuveen Investments	101

Notes to Financial Statements (continued)

	Tradewinds Global Flexible Allocation
	Year Ended 7/31/11		For the period 5/27/10 (commencement of operations) through 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	90,630	$1,992,853	12,500	$250,000
Class C	21,996	479,673	12,500	250,000
Class R3	152	3,400	12,500	250,000
Class I	65,368	1,442,951	12,500	250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	116	2,569	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	62	1,370	—	—
	178,324	3,922,816	50,000	1,000,000
Shares redeemed:
Class A	(27,719)	(578,590)	—	—
Class C	(2,451)	(51,500)	—	—
Class R3	(152)	(3,360)	—	—
Class I	(204)	(4,261)	—	—
	(30,526)	(637,711)	—	—
Net increase (decrease)	147,798	$3,285,105	50,000	$1,000,000

	Tradewinds Global Resources
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,889,034	$76,244,383	303,950	$6,207,114
Class C	883,675	23,155,269	201,768	4,164,004
Class R3	—	—	3,031	60,000
Class I	3,611,104	95,425,386	218,524	4,536,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,510	524,352	3,511	72,858
Class C	3,017	79,262	467	9,592
Class R3	8	228	—	—
Class I	12,688	341,427	2,027	42,168
	7,419,036	195,770,307	733,278	15,091,967
Shares redeemed:
Class A	(922,212)	(24,261,025)	(169,600)	(3,346,424)
Class C	(117,403)	(3,057,913)	(15,932)	(324,790)
Class R3	—	—	—	—
Class I	(667,767)	(17,336,468)	(241,621)	(4,937,502)
Redemption fees:
Class A	—	4,138	—	523
Class C	—	3,120	—	442
Class R3	—	—	—	7
Class I	—	4,517	—	1,162
	(1,707,382)	(44,643,631)	(427,153)	(8,606,582)
Net increase (decrease)	5,711,654	$151,126,676	306,125	$6,485,385

102	Nuveen Investments

	Tradewinds International Value
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,245,280	$262,274,648	14,736,300	$344,367,747
Class A – automatic conversion of Class B Shares	10,781	281,236	401	9,082
Class B	2,193	54,544	5,412	121,433
Class C	780,412	19,193,703	799,772	17,802,921
Class R3	95,249	2,501,995	62,383	1,442,660
Class I	18,641,680	481,551,286	19,897,734	467,600,037
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,559	4,930,430	50,588	1,177,191
Class B	434	10,770	—	—
Class C	5,470	135,771	—	—
Class R3	107	2,804	9	218
Class I	206,454	5,392,575	71,934	1,680,372
	30,177,619	776,329,762	35,624,533	834,201,661
Shares redeemed:
Class A	(7,979,494)	(206,320,135)	(16,638,663)	(388,227,686)
Class B	(47,851)	(1,165,189)	(78,288)	(1,736,289)
Class B – automatic conversion to Class A Shares	(11,338)	(281,236)	(422)	(9,082)
Class C	(906,704)	(22,092,400)	(1,137,103)	(25,265,349)
Class R3	(71,148)	(1,856,423)	(13,946)	(327,413)
Class I	(9,852,837)	(251,634,480)	(14,386,649)	(337,688,717)
Redemption fees:
Class A	—	13,565	—	24,221
Class B	—	67	—	123
Class C	—	850	—	—
Class R3	—	17	—	—
Class I	—	39,239	—	27,961
	(18,869,372)	(483,296,125)	(32,255,071)	(753,202,231)
Net increase (decrease)	11,308,247	$293,033,637	3,369,462	$80,999,430

	Tradewinds Japan
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,995	$45,223	—	$—
Class C	2,403	53,300	—	—
Class R3	—	—	—	—
Class I	260,576	5,902,245	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	115	2,687	—	—
	265,089	6,003,455	—	—
Shares redeemed:
Class A	(336)	(7,824)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(23,577)	(523,730)	(6,699)	(149,141)
Redemption fees:
Class I	—	345	—	—
	(23,913)	(531,209)	(6,699)	(149,141)
Net increase (decrease)	241,176	$5,472,246	(6,699)	$(149,141)

Nuveen Investments	103

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding proceeds from securities sold short, short-term investments and derivative transactions, when applicable) for the fiscal year ended July 31, 2011, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Purchases	$134,307,314	$2,006,570,771	$64,359,846	$4,262,994	$171,005,938	$574,604,132	$6,610,263
Sales and maturities	27,074,804	871,506,198	33,950,319	949,218	32,591,997	296,240,284	1,138,212

Transactions in options written for Tradewinds Global Flexible Allocation during the fiscal year ended July 31, 2011, were as follows:

	Tradewinds Global Flexible Allocation
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	111	$21,974
Options written	812	129,438
Options terminated in closing purchase transactions	(76)	(14,051)
Options exercised	(127)	(20,726)
Options expired	(51)	(7,323)
Options outstanding, end of period	669	$109,312

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives when applicable), as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Cost of Investments	$132,569,398	$2,377,159,686	$60,741,341	$4,368,789	$174,733,268	$1,460,960,201	$9,457,604
Gross unrealized:
Appreciation	$4,217,883	$172,321,115	$5,070,483	$197,670	$8,457,466	$150,769,834	$962,099
Depreciation	(12,234,967)	(83,361,399)	(2,325,704)	(207,844)	(10,911,393)	(106,022,985)	(204,920)
Net unrealized appreciation (depreciation) of investments	$(8,017,084)	$88,959,716	$2,744,779	$(10,174)	$(2,453,927)	$44,746,849	$757,179

Permanent differences, primarily due to federal taxes paid, net operating losses, tax equalization, foreign currency reclassification, paydowns, adjustments for investments in passive foreign investment companies, and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at July 31, 2011, the Funds’ tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$(4,806)	$11,289,909	$(8,683)	$(392)	$(7,014)	$—	$(1,238)
Undistributed net investment income	368,939	8,332,058	45,443	20,312	37,933	312,245	7,158
Accumulated net realized gain (loss)	(364,133)	(19,621,967)	(36,760)	(19,920)	(30,919)	(312,245)	(5,920)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income*	$3,703,916	$102,857,690	$3,117,379	$188,847	$4,028,226	$25,739,565	$114,045
Undistributed net long-term capital gains	434,917	42,452,534	1,285,885	2,437	1,614,325	—	10,178
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

104	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income*	$1,296,473	$27,132,230	$1,301,242	$8,134	$762,738	$13,019,181	$60,007
Distributions from net long-term capital gains	534,516	2,877,359	285,229	—	598,798	—	—

2010	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation**	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income*	$236,701	$2,018,792	$271,391	$—	$300,223	$4,272,603	$81,082
Distributions from net long-term capital gains	—	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period May 27, 2010 (commencement of operations) through July 31, 2010.

At July 31, 2011, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Tradewinds International Value
Expiration:
July 31, 2018	$65,523,551
Total	$65,523,551

During the Funds’ tax year ended July 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
$16,260,327	$54,344,132	$1,700

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources
Post-October currency losses	$396,626	$701,882	$77,156	$665	$198,975

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Flexible Allocation Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.9000%	.7000%	.7000%	.6900%	.7000%
For the next $125 million	.9875	.6775	.8875	.6875	.6875	.6775	.6875
For the next $250 million	.9750	.6650	.8750	.6750	.6750	.6650	.6750
For the next $500 million	.9625	.6525	.8625	.6625	.6625	.6525	.6625
For the next $1 billion	.9500	.6400	.8500	.6500	.6500	.6400	.6500
For net assets over $2 billion	.9250	.6150	.8250	.6250	.6250	.6150	.6250

Nuveen Investments	105

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2011, the complex-level fee rate for each Fund was .1770%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a sub-advisory agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, prime brokerage expense, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets, of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2012	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Global All-Cap Plus	1.45	November 30, 2012	1.85
Tradewinds Global Flexible Allocation	1.15	November 30, 2013	1.40
Tradewinds Global Resources	1.25	November 30, 2012	1.55
Tradewinds International Value	N/A	N/A	N/A
Tradewinds Japan	1.25	November 30, 2011	1.50

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Sales charges collected (Unaudited)	$214,435	$3,336,324	$62,741	$—	$497,285	$338,109	$664
Paid to financial intermediaries (Unaudited)	193,279	2,969,019	59,033	—	440,026	306,521	577

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Commission advances (Unaudited)	$87,809	$2,225,130	$47,405	$6,069	$254,454	$262,121	$533

106	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained (Unaudited)	$28,124	$1,239,048	$15,845	$4,300	$118,995	$204,382	$2,944

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2011, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
CDSC retained (Unaudited)	$4,214	$109,162	$192	$—	$14,600	$27,797	$—

At July 31, 2011, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Class A	$—	$—	$—	$12,500	$—	$—	$12,500
Class B	N/A	—	N/A	N/A	N/A	—	N/A
Class C	2,500	—	2,500	12,500	—	—	12,500
Class R3	1,179	1,793	1,540	12,500	2,547	2,016	12,500
Class I	—	—	—	12,500	—	—	137,500

N/A – Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Investment Policy Changes – Tradewinds Global Resources

Effective August 13, 2011, Tradewinds Global Resources changed its investment policy so that under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. natural resource-related companies. Natural resource-related companies are defined as (i) companies in the energy, industrials, materials and utilities sectors; (ii) companies in the food products industry; (iii) companies, if not in one of these sectors or industry, that (a) derive at least 50% of their revenues or profits from owning, producing, refining, processing, transporting or marketing natural resources or (b) have at least 50% of the fair market value of their assets invested in natural resources; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to natural resources.

Nuveen Investments	107

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

108	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

Nuveen Investments	109

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

110	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	111

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Tradewinds Global Investors, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the

112	Nuveen Investments

Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for Funds that did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”) and the Nuveen Tradewinds Global Resources Fund (the “Global Resources Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they observed that the Nuveen Tradewinds Global All-Cap Plus Fund (the “Global All-Cap Plus Fund”), the Nuveen Tradewinds Emerging Markets Fund (the “Emerging Markets Fund”), the Nuveen Tradewinds Japan Fund (the “Japan Fund”) and the Nuveen Tradewinds Global Flexible Allocation Fund (the ”Global Flexible Allocation Fund”) were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; notwithstanding the foregoing, the Independent Board Members noted that the Global All-Cap Plus Fund performed in the first quartile for the one-year period and the Emerging Markets Fund and the Japan Fund performed in the second quartile for the one-year period. Finally, the Independent Board Members noted that the Nuveen Tradewinds International Value Fund (the “International Value Fund”) lagged its peers somewhat in the short-term one-year period but demonstrated more favorable performance in the longer three- and five-year periods, performing in the second quartile during these longer periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds

Nuveen Investments	113

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. Except for the International Value Fund, which had a net management fee and net expense ratio higher than its peer average, the Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

The Independent Board Members recognized that last year the Advisor reduced its management fee for a significant number of Nuveen taxable open-end funds, including each of the Funds other than the Global Flexible Allocation Fund, and that the Global All-Cap Plus Fund and the Global Resources Fund also had a reduction in their expense caps. As the reductions went into effect on July 1, 2010, the Independent Board Members noted that the impact of these reductions was not fully reflected in the expense data for last year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members reviewed the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

114	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	115

Notes

116	Nuveen Investments

Notes

Nuveen Investments	117

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Custom Index for Nuveen Tradewinds Global Flexible Allocation Fund: The index is comprised of a weighting of 80% MSCI ACWI Index and 20% Barclays Capital Aggregate Bond Index, an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and out-standing par values of $150 million or more. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Custom Index for Nuveen Tradewinds Global Resources Fund: The index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. Each of these sectors within the MSCI ACWI consist of global industry groups constructed using a widely accepted industry classification framework developed and maintained by MSCI Barra and Standard & Poor’s. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lipper Emerging Markets Funds Category Average: Represents the average annualized returns of the funds in the Lipper Emerging Markets Funds category. The Category contained 380 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Global Flexible Portfolio Funds Category Average: Represents the average annualized returns of the funds in the Lipper Global Flexible Portfolio Funds category. The Category contained 221 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Global Multi-Cap Value Funds Category Average: Represents the average annualized returns of the funds in the Lipper Global Multi-Cap Value Funds category. The Category contained 59 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Global Natural Resources Funds Category Average: Represents the average annualized returns of the funds in the Lipper Global Natural Resources Funds category. The Category contained 133 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper International Multi-Cap Core Funds Category Average: Represents the average annualized returns of the funds in the Lipper International Multi-Cap Core Funds category. The Category contained 223 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Japanese Funds Category Average: Represents the average annualized returns of the funds in the Lipper Japanese Funds category. The Category contained 26 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Long/Short Equity Funds Category Average: Represents the average annualized returns of the funds in the Lipper Long/Short Equity Funds category. The Category contained 145 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

MSCI ACWI (All Country World Index): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

MSCI EAFE Index: An unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

MSCI Japan Index: Is a capitalization-weighted Index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

118	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Tradewinds Emerging Markets Fund	0%	10.74%
Nuveen Tradewinds Global All-Cap Fund	16.34%	60.13%
Nuveen Tradewinds Global All-Cap Plus Fund	4.94%	25.35%
Nuveen Tradewinds Global Flexible Allocation Fund	57.50%	89.74%
Nuveen Tradewinds Global Resources Fund	8.13%	35.55%
Nuveen Tradewinds International Value Fund	5.41%	100%
Nuveen Tradewinds Japan Fund	0%	100%

Long Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2011:

Fund	Long Term Capital Gain Dividend
Nuveen Tradewinds Emerging Market Fund	$534,516
Nuveen Tradewinds Global All-Cap Fund	14,300,528
Nuveen Tradewinds Global All-Cap Plus Fund	285,229
Nuveen Tradewinds Global Resources Fund	598,798

Foreign Taxes: Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds International Value Fund paid qualifying foreign taxes of $145,033, $2,850,418, $133,877 and $4,670,868, respectively, and earned $1,581,818, $26,000,243, $1,134,220 and $45,015,675 of foreign source income, respectively, during the fiscal year ended July 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds International Value Fund hereby designate $0.05, $0.03, $0.02 and $0.08 per share as foreign taxes paid, respectively, and $0.49, $0.31, $0.17 and $0.77 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2011. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	119

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GRW-0711D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NVLIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital Management. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Effective May 31, 2011, Class A and Class R3 Shares are available to defined contribution plans. Class I Shares are available to defined contribution plans and to “traditional institutional investors,” which are (i) Taft-Hartley plans, (ii) endowments and foundations, (iii) public and corporate plans, (iv) qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended) and (v) other institutional investors who make an initial purchase of at least $5 million. Class A, Class C and Class I Shares also are available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management, Inc., an affiliate of Nuveen Investments.

The Fund is managed by a team led by Clark J. Winslow, who has served as the chief executive officer and a portfolio manager at Winslow Capital since 1992. Other managers include Justin H. Kelly, CFA, a senior managing director and portfolio manager at Winslow Capital since 1999, and R. Bart Wear, CFA, a senior managing director and portfolio manager at Winslow Capital since 1997.

We recently spoke with Clark Winslow about general market and economic conditions, the key investment strategies used to manage the Fund, and performance of the Fund for the twelve-month period ending July 31, 2011.

What were the general market conditions and trends over the course of the twelve-month period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. After the end of this reporting period, at its August 2011 meeting, the central bank said it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

Nuveen Investments	5

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011, down from 9.5% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

The U.S. equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

How did the Fund perform for the twelve-month reporting period ended July 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended July 31, 2011. For the twelve-month period covered by this report, the Fund’s Class A Shares at net asset value (NAV) outperformed both a comparative market index and a peer group average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

At Winslow Capital, we believe that investing in companies that we think have above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue also is important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information — whether that source is directly from a company, its suppliers, or its competitors.

The Fund’s outperformance over this reporting period was driven primarily by stock selection, with information technology and consumer staples the top performing sectors. Telecommunications and financials represented the bottom performing sectors.

Within the information technology sector, Baidu, the Chinese internet search company, was a top contributor. The company continued to display excellent fundamentals. In the consumer staples sector, Green Mountain Coffee, a specialty coffee and coffee maker business, extended its gains on continued excellent fundamentals, also boosting Fund performance.

6	Nuveen Investments

In the information technology sector, an overweight in Apple Inc., the personal computer, mobile communication and media device manufacturer, contributed positively to performance. This holding was part of a strategy to harness cloud, tablet and mobile growth while underweighting the mega-cap and PC tech companies.

Several positions detracted from performance, including Cisco Systems, the information technology sector company that designs and manufactures internet protocol based networking and other products. This position was sold in the first quarter of 2011. Hewlett Packard, another information technology company offering software solutions and services, also underperformed. It also was sold during the first quarter of 2011. Consumer discretionary company Ford, a vehicle and parts manufacturer, underperformed as a result of temporary, tsunami-driven supply chain disruptions. The position was sold before the end of the period.

We added several names to the Fund during the reporting period, including Halliburton, which we selected based on its leveraged exposure to accelerating oil and gas spending. We also added BorgWarner, which showed signs of accelerating growth with the adoption of the company’s fuel efficiency technologies coupled with a recovery in the automotive markets. Lastly, we added Walter Energy based on strong supply/demand fundamentals in the coking coal market.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	28.32%	24.47%
Class A Shares at maximum Offering Price	20.94%	21.18%
Russell 1000 Growth Index**	24.76%	24.17%
Lipper Large-Cap Growth Funds Category Average**	23.32%	22.06%

Class C Shares	27.30%	23.51%
Class R3 Shares	27.97%	24.14%
Class I Shares	28.64%	24.77%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	39.30%	25.95%
Class A Shares at maximum Offering Price	31.29%	22.49%
Class C Shares	38.21%	24.98%
Class R3 Shares	38.94%	25.62%
Class I Shares	39.67%	26.25%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.09%	1.05%
Class C	2.84%	1.80%
Class R3	2.34%	1.30%
Class I	1.75%	0.80%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective May 31, 2011, Class A and Class R3 Shares are available to defined contribution plans. Class I Shares are available to defined contribution plans and to “traditional institutional investors,” which are (i) Taft-Hartley plans, (ii) endowments and foundations, (iii) public and corporate plans, (iv) qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended) and (v) other institutional investors who make an initial purchase of at least $5 million. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

*	Since inception returns are from 5/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries (Unaudited) as of July 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Winslow Large-Cap Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	8.5%
Software	7.3%
Energy Equipment & Services	6.2%
IT Services	5.3%
Internet Software & Services	5.0%
Internet & Catalog Retail	4.9%
Hotels, Restaurants & Leisure	4.7%
Health Care Providers & Services	4.2%
Metals & Mining	3.6%
Oil, Gas & Consumable Fuels	3.5%
Pharmaceuticals	3.2%
Aerospace & Defense	3.2%
Diversified Financial Services	3.1%
Communications Equipment	3.1%
Road & Rail	3.0%
Machinery	2.9%
Health Care Equipment & Supplies	2.8%
Industrial Conglomerates	2.5%
Media	2.3%
Short-Term Investments	2.3%
Other	18.4%

Top Five Common Stock Holdings[2]
Apple, Inc.	5.2%
QUALCOMM, Inc.	3.2%
Union Pacific Corporation	3.1%
Schlumberger Limited	3.0%
Amazon.com, Inc.	3.0%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a percentage of common stocks as of July 31, 2011. Holdings are subject to change.

12	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,049.40	$1,045.50	$1,048.00	$1,050.90	$1,019.69	$1,015.87	$1,018.35	$1,020.88
Expenses Incurred During Period	$5.23	$9.13	$6.60	$4.02	$5.16	$9.00	$6.51	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.80%, 1.30% and 0.79% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 28, 2011

14	Nuveen Investments

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 3.2%

24,550	Goodrich Corporation	$2,335,687

40,020	United Technologies Corporation	3,315,257
	Total Aerospace & Defense	5,650,944
	Air Freight & Logistics – 1.0%

25,480	C.H. Robinson Worldwide, Inc.	1,842,459
	Auto Components – 1.2%

26,610	BorgWarner Inc., (2)	2,118,688
	Capital Markets – 2.3%

20,630	Franklin Resources, Inc.	2,619,185

81,060	TD Ameritrade Holding Corporation	1,488,262
	Total Capital Markets	4,107,447
	Chemicals – 2.2%

36,040	Ecolab Inc.	1,802,000

27,400	Monsanto Company	2,013,352
	Total Chemicals	3,815,352
	Communications Equipment – 3.1%

100,040	QUALCOMM, Inc.	5,480,191
	Computers & Peripherals – 8.6%

22,945	Apple, Inc., (2)	8,959,564

170,470	EMC Corporation, (2)	4,445,858

37,530	Netapp Inc., (2)	1,783,426
	Total Computers & Peripherals	15,188,848
	Construction & Engineering – 1.6%

44,440	Fluor Corporation	2,823,273
	Diversified Financial Services – 3.1%

5,780	CME Group, Inc.	1,671,518

17,120	Intercontinental Exchange, Inc., (2)	2,110,896

43,440	JPMorgan Chase & Co.	1,757,148
	Total Diversified Financial Services	5,539,562
	Energy Equipment & Services – 6.2%

82,300	FMC Technologies Inc., (2)	3,752,880

37,530	Halliburton Company	2,054,017

58,370	Schlumberger Limited	5,274,897
	Total Energy Equipment & Services	11,081,794
	Food & Staples Retailing – 1.0%

23,520	Costco Wholesale Corporation	1,840,440
	Food Products – 1.6%

27,220	Green Mountain Coffee Inc., (2)	2,829,519
	Health Care Equipment & Supplies – 2.8%

20,710	Edwards Lifesciences Corporation, (2)	1,477,659

4,120	Intuitive Surgical, Inc., (2)	1,650,266

28,750	Varian Medical Systems, Inc., (2)	1,804,350
	Total Health Care Equipment & Supplies	4,932,275
	Health Care Providers & Services – 4.2%

63,500	Express Scripts, Inc., (2)	3,445,510

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Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

79,830	UnitedHealth Group Incorporated	$3,961,963
	Total Health Care Providers & Services	7,407,473
	Health Care Technology – 1.1%

29,710	Cerner Corporation, (2)	1,975,418
	Hotels, Restaurants & Leisure – 4.7%

39,790	CTRIP.com, ADR, (2)	1,834,319

60,650	Las Vegas Sands, (2)	2,861,467

48,280	Starbucks Corporation	1,935,545

31,650	YUM! Brands, Inc.	1,671,753

600	Dunkin Brands Group Inc, (2)	17,358
	Total Hotels, Restaurants & Leisure	8,320,442
	Industrial Conglomerates – 2.5%

91,060	Danaher Corporation	4,471,957
	Internet & Catalog Retail – 4.9%

23,100	Amazon.com, Inc., (2)	5,140,212

3,410	NetFlix.com Inc., (2)	907,026

5,060	priceline.com Incorporated, (2)	2,720,509
	Total Internet & Catalog Retail	8,767,747
	Internet Software & Services – 5.0%

19,800	Baidu.com, Inc., Sponsored ADR, (2)	3,109,986

6,910	Google Inc., Class A, (2)	4,171,498

52,730	VeriSign, Inc., (2)	1,645,703
	Total Internet Software & Services	8,927,187
	IT Services – 5.3%

66,610	Cognizant Technology Solutions Corporation, Class A, (2)	4,654,041

55,910	Visa Inc.	4,782,541
	Total IT Services	9,436,582
	Machinery – 2.9%

35,470	Deere & Company	2,784,750

46,250	Illinois Tool Works, Inc.	2,303,250
	Total Machinery	5,088,000
	Media – 2.3%

36,080	Scripps Networks Interactive, Class A Shares	1,671,947

63,420	Walt Disney Company	2,449,280
	Total Media	4,121,227
	Metals & Mining – 3.6%

30,320	Cliffs Natural Resources Inc.	2,723,342

34,850	Freeport-McMoRan Copper & Gold, Inc.	1,845,656

14,640	Walter Energy Inc.	1,794,425
	Total Metals & Mining	6,363,423
	Oil, Gas & Consumable Fuels – 3.5%

31,150	Concho Resources Inc., (2)	2,915,017

33,110	Occidental Petroleum Corporation	3,250,740
	Total Oil, Gas & Consumable Fuels	6,165,757
	Personal Products – 1.0%

17,630	Estee Lauder Companies Inc., Class A	1,849,563

16	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 3.2%

72,600	Mylan Laboratories Inc., (2)			$1,653,828

16,800	Perrigo Company			1,517,208

23,920	Shire Pharmaceuticals Group ADR			2,487,680
	Total Pharmaceuticals			5,658,716
	Road & Rail – 3.1%

52,900	Union Pacific Corporation			5,421,192
	Semiconductors & Equipment – 1.9%

45,020	Altera Corporation			1,840,418

49,310	Texas Instruments Incorporated			1,466,973
	Total Semiconductors & Equipment			3,307,391
	Software – 7.3%

57,440	Autodesk, Inc., (2)			1,975,936

34,340	Citrix Systems, (2)			2,473,854

34,480	Intuit, Inc., (2)			1,610,216

144,480	Oracle Corporation			4,418,198

17,320	Salesforce.com, Inc., (2)			2,506,377
	Total Software			12,984,581
	Specialty Retail – 1.2%

34,750	O’Reilly Automotive Inc., (2)			2,067,624
	Textiles, Apparel & Luxury Goods – 0.6%

8,270	Polo Ralph Lauren Corporation			1,117,028
	Wireless Telecommunication Services – 1.7%

57,760	American Tower Corporation, (2)			3,034,132
	Total Common Stocks (cost $161,293,275)			173,736,232

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%

$4,136	Repurchase Agreement with State Street Bank, dated 7/29/11, repurchase price $4,136,370, collateralized by $4,220,000 U.S. Treasury Bonds, 0.000%, due 8/04/11, valued at $4,219,865	0.010%	8/01/11	$4,136,367
	Total Short-Term Investments (cost $4,136,367)			4,136,367
	Total Investments (cost $165,429,642) – 100.2%			177,872,599
	Other Assets Less Liabilities – (0.2)%			(304,706)
	Net Assets – 100%			$177,567,893

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

July 31, 2011

Assets
Investments, at value (cost $165,429,642)	$177,872,599
Cash	719
Receivables:
Dividends	60,695
Investments sold	948,759
Shares sold	81,363
Total assets	178,964,135
Liabilities
Payables:
Investments purchased	1,054,798
Shares redeemed	151,601
Accrued expenses:
Management fees	97,970
12b-1 distribution and service fees	686
Other	91,187
Total liabilities	1,396,242
Net assets	$177,567,893
Class A Shares
Net assets	$2,936,355
Shares outstanding	91,035
Net asset value per share	$32.26
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$34.23
Class C Shares
Net assets	$79,284
Shares outstanding	2,500
Net asset value and offering price per share	$31.71
Class R3 Shares
Net assets	$56,348
Shares outstanding	1,757
Net asset value and offering price per share	$32.07
Class I Shares
Net assets	$174,495,906
Shares outstanding	5,380,691
Net asset value and offering price per share	$32.43
Net Assets Consist of:
Capital paid-in	$167,416,252
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(2,291,316)
Net unrealized appreciation (depreciation)	12,442,957
Net assets	$177,567,893
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

Year Ended July 31, 2011

Dividend and Interest Income (net of foreign tax withheld of $1,259)	$592,891
Expenses
Management fees	595,418
12b-1 service fees – Class A	1,949
12b-1 distribution and service fees – Class C	1,751
12b-1 distribution and service fees – Class R3	748
Shareholders’ servicing agent fees and expenses	29,413
Custodian’s fees and expenses	21,873
Trustees’ fees and expenses	2,027
Professional fees	32,882
Shareholders’ reports – printing and mailing expenses	47,849
Federal and state registration fees	76,955
Other expenses	3,353
Total expenses before custodian fee credit and expense reimbursement	814,218
Custodian fee credit	(6)
Expense reimbursement	(155,424)
Net expenses	658,788
Net investment income (loss)	(65,897)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,527,571)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,695,119
Net realized and unrealized gain (loss)	11,167,548
Net increase (decrease) in net assets from operations	$11,101,651

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$(65,897)	$(29,016)
Net realized gain (loss) from investments and foreign currency	(1,527,571)	(722,154)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,695,119	(705,417)
Net increase (decrease) in net assets from operations	11,101,651	(1,456,587)
Distributions to Shareholders
From accumulated net realized gains:
Class A	—	(602)
Class C	—	(602)
Class R3	—	(602)
Class I	—	(8,683)
Return of capital:
Class A	—	(1,468)
Class C	—	(1,468)
Class R3	—	(1,468)
Class I	—	(21,189)
Decrease in net assets from distributions to shareholders	—	(36,082)
Fund Share Transactions
Proceeds from sale of shares	151,361,279	29,201,576
Proceeds from subscriptions in-kind	5,366,545	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,305
	156,727,824	29,204,881
Cost of shares redeemed	(19,498,510)	(3,162,970)
Net increase (decrease) in net assets from Fund share transactions	137,229,314	26,041,911
Net increase (decrease) in net assets	148,330,965	24,549,242
Net assets at the beginning of period	29,236,928	4,687,686
Net assets at the end of period	$177,567,893	$29,236,928
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—

See accompanying notes to financial statements.

20	Nuveen Investments

Financial Highlights

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2011	$25.14	$(.12)	$7.24	$7.12	$—	$—	$—	$—	$32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(e)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

22	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

28.32%	$2,936	1.18%		(.51)%	1.05%		(.37)%	59%
11.13	314	2.09		(1.42)	1.04		(.37)	92
13.85	285	4.07	*	(3.32)*	1.05	*	(.29 )*	8

27.30	79	2.04		(1.33)	1.80		(1.09)	59
10.31	312	2.84		(2.17)	1.79		(1.12)	92
13.65	284	4.82	*	(4.07)*	1.80	*	(1.04)*	8

27.97	56	1.55		(.80)	1.30		(.55)	59
10.87	313	2.34		(1.67)	1.29		(.62)	92
13.75	284	4.33	*	(3.57)*	1.30	*	(.54 )*	8

28.64	174,496	.99		(.26)	.80		(.07)	59
11.39	28,298	1.75		(1.15)	.79		(.19)	92
13.90	3,835	2.69	*	(2.13)*	.80	*	(.23 )*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (“the Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Effective May 31, 2011, Class A and Class R3 Shares are available to defined contribution plans. Class I Shares are available to defined contribution plans and to “traditional institutional investors,” which are (i) Taft-Hartley plans, (ii) endowments and foundations, (iii) public and corporate plans, (iv) qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended) and (v) other institutional investors who make an initial purchase of at least $5 million. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

24	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written and swap contracts, respectively” on the Statement of Operations when applicable.

Nuveen Investments	25

Notes to Financial Statements (continued)

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options, swap contracts, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

26	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$173,736,232	$—	$—	$173,736,232
Short-Term Investments	—	4,136,367	—	4,136,367
Total	$173,736,232	$4,136,367	$—	$177,872,599

During the fiscal year ended July 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	88,778	$2,810,889	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	4,696,966	148,550,390	1,079,248	29,201,576
Class I – in-kind	166,301	5,366,545	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	130	3,305
	4,952,045	156,727,824	1,079,378	29,204,881
Shares redeemed:
Class A	(10,243)	(304,655)	—	—
Class C	(10,000)	(293,300)	—	—
Class R3	(10,743)	(312,299)	—	—
Class I	(604,937)	(18,588,256)	(125,384)	(3,162,970)
	(635,923)	(19,498,510)	(125,384)	(3,162,970)
Net increase (decrease)	4,316,122	$137,229,314	953,994	$26,041,911

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2011, aggregated $180,645,275 and $46,631,171, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$166,171,514
Gross unrealized:
Appreciation	$15,031,659
Depreciation	(3,330,574)
Net unrealized appreciation (depreciation) of investments	$11,701,085

Nuveen Investments	27

Notes to Financial Statements (continued)

Permanent differences, primarily due to net operating losses and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s tax year-end, as follows:

Capital paid-in	$(66,918)
Undistributed (Over-distribution of) net investment income	65,897
Accumulated net realized gain (loss)	1,021

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
Return of capital	—

2010
Distributions from net ordinary income*	$10,489
Distributions from net long-term capital gains	—
Return of capital	25,593
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2011, the Fund’s tax year end, the Fund had $1,168,945 of unused capital loss carryforwards available for tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on July 31, 2019. A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $380,498 are treated as having arisen on the first day of the following fiscal year. A portion of the Fund’s post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

28	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2011, the complex-level fee rate for the Fund was .1770%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen. Winslow Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% through November 30, 2012 (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions as financial intermediaries as follows:

Sales charges collected (Unaudited)	$5,169
Paid to financial intermediaries (Unaudited)	4,534

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2011, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$1,751

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At July 31, 2011, Nuveen owned 2,500, 2,500 and 1,757 shares of Class A, C and R3, respectively, of the Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU

Nuveen Investments	29

Notes to Financial Statements (continued)

No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

30	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

34	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Winslow Capital Management, Inc. (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund’s investment performance had been satisfactory, noting that it performed in the first quartile for the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

36	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

38	Nuveen Investments

Notes

Nuveen Investments	39

Notes

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Fund category. The Category contained 780 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

42	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-WINSL-0711P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2011

Fund Name
Nuveen Santa Barbara Growth Plus Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

In September 2011, after the close of this reporting period, the Fund changed its name to Nuveen Santa Barbara Long/Short Equity Fund. The Fund also changed its investment strategy to allow the Fund to borrow up to 15% of its net assets through credit lines at the time of borrowing (with the ability to passively extend to 20% of net assets based on market movements); remove the requirement that the Fund match its long and short weightings (i.e., 100% net market exposure target), in effect allowing the Fund to strategically increase or decrease market exposure; and increase the flexibility to hold cash under normal market conditions from 10% to 15% of net assets.

The Fund features management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments. Bryan Goligoski manages the Fund. Here Bryan discusses general market conditions, investment strategies and Fund performance for the twelve-month period ended July 31, 2011.

What were the general market conditions and trends over the course of the twelve-month reporting period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. After the end of the reporting period, at its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011, down

Nuveen Investments	5

from 9.5% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

How did the Funds perform during period ended July 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year and since inception periods ended July 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Long/Short Equity Funds Category Average, but underperformed the Russell 1000 Growth Index for the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Growth Index. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

For the reporting period, the Fund’s long positions in financial, material and consumer discretionary stocks benefited performance. Also positively contributing were the Fund’s short positions in information technology and consumer staples stocks.

On an individual basis, our long position in Herbalife positively contributed to performance. Herbalife participates in the health and wellness sector with products that promote weight loss and provide a balanced serving of proteins and vitamins. The company is currently seeing strong emerging market demand and is becoming a recognized global brand.

Also contributing was our short position in H&R Block. H&R Block is in the business of tax preparation with a heavy storefront presence. The stock was successfully shorted based upon market share losses to internet based Intuit, which is held as a long position.

Lastly, our long position in Check Point Software benefited performance. Check Point Software serves the enterprise security market with a focus on cyber security. These types of attacks have become larger and more brazen, often eliciting heavy media attention and driving broader acceptance and demand for security products.

Several individual holdings detracted from performance for the period, including our long position in Goldman Sachs. Goldman Sachs is a leading Wall Street investment bank. With tepid global growth and a new regulatory environment, the company’s near and medium term earnings growth prospects have diminished. The position was sold in February 2011.

6	Nuveen Investments

Our long position in Akamai also detracted from performance. Akamai operates a leading content delivery network for the world wide web. After a very strong 2010, the company has seen its fundamentals fade as competition and pricing have intensified. The position was sold in June 2011.

The short sale Bucyrus negatively impacted the Fund. Bucyrus, along with Joy Global, has a relative duopoly in the gold and coal mining heavy equipment industry. Bucyrus was shorted in early November 2010 in an attempt to partially hedge the additional risk added to the Fund by long energy sector holdings. The position was short lived, as Caterpillar made an unsolicited bid for the company 12 days after our short position was established. This caused a significant increase in the price of Bucyrus shares, and we eliminated the position.

RISK CONSIDERATIONS

Mutual fund investing involves risks; principal loss is possible. Equity investments involve market risk which is the risk of a decline in price due to adverse company news or a general economic downturn. This risk is generally greater for lower market capitalization or smaller companies due to more limited product lines and financial resources. Investments in non-U.S. securities are subject to additional risks including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets.

Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short selling is considered “leverage” and may magnify gains or losses for the Fund.

Nuveen Investments	7

[THIS PAGE INTENTIONALLY LEFT BLANK]

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Growth Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	16.44%	13.09%
Class A Shares at Maximum Offering Price	9.75%	10.53%
Russell 1000 Growth Index**	24.76%	23.22%
Lipper Long/Short Equity Funds Category Average**	9.02%	12.02%

Class C Shares	15.57%	12.24%
Class R3 Shares	16.12%	12.80%
Class I Shares	16.67%	13.36%

Latest Calendar Quarter – Average Annual Total Return as of June 30, 2011

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	27.26%	15.57%
Class A Shares at Maximum Offering Price	19.93%	12.87%
Class C Shares	26.36%	14.71%
Class R3 Shares	26.97%	15.28%
Class I Shares	27.60%	15.86%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.78%	2.01%
Class C	6.52%	2.76%
Class R3	6.02%	2.26%
Class I	5.53%	1.76%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries (Unaudited) as of July 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Growth Plus Fund

Portfolio Allocation[1]
Common Stocks	132.1%
Common Stocks Sold Short	(34.0)%
Other[2]	1.9%

Portfolio Composition — Common Stocks[3]
IT Services	9.2%
Oil, Gas & Consumable Fuels	8.2%
Chemicals	6.0%
Energy Equipment & Services	5.8%
Software	5.3%
Health Care Equipment & Supplies	4.7%
Machinery	4.7%
Personal Products	4.0%
Pharmaceuticals	3.8%
Food Products	3.7%
Textiles, Apparel & Luxury Goods	3.7%
Communications Equipment	3.6%
Electronic Equipment & Instruments	3.3%
Commercial Banks	2.3%
Aerospace & Defense	2.3%
Health Care Providers & Services	2.1%
Computers & Peripherals	2.0%
Life Sciences Tools & Services	2.0%
Road & Rail	1.9%
Food & Staples Retailing	1.7%
Other	19.7%

Portfolio Composition — Common Stock Sold Short[3]
Oil, Gas & Consumable Fuels	12.6%
Semiconductors & Equipment	12.1%
Aerospace & Defense	11.7%
Hotels, Restaurants & Leisure	9.5%
IT Services	9.0%
Chemicals	8.8%
Food & Staples Retailing	6.0%
Pharmaceuticals	5.9%
Health Care Providers & Services	5.9%
Other	18.5%

Top Five Common Stock Holdings[3]
Occidental Petroleum Corporation	5.3%
International Business Machines Corporation (IBM)	5.1%
Donaldson Company, Inc.	4.3%
Continental Resources Inc.	3.5%
Schlumberger Limited	3.4%

Top Five Common Stock Short Holdings[3]
Las Vegas Sands	(2.3)%
Ultra Petroleum Corporation	(2.2)%
Intel Corporation	(2.1)%
Newmont Mining Corporation	(2.1)%
Wal-Mart Stores, Inc.	(2.1)%

1	As a percentage of net assets as of July 31, 2011. Holdings are subject to change.
2	Other assets less liabilities.
3	As a percentage of total common stocks and common stock sold short as of July 31, 2011. Holdings subject to change.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Growth Plus Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,000.00	$995.90	$998.50	$1,000.70	$1,014.73	$1,011.01	$1,013.49	$1,015.97
Expenses Incurred During Period	$10.07	$13.76	$11.30	$8.83	$10.14	$13.86	$11.38	$8.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.03%, 2.78%, 2.28% and 1.78% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Growth Plus Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 28, 2011

14	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Growth Plus Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 132.1%
	Aerospace & Defense – 3.0%

500	United Technologies Corporation, (3)	$41,420
	Auto Components – 1.9%

700	Johnson Controls, Inc., (3)	25,865
	Beverages – 1.9%

400	PepsiCo, Inc.	25,616
	Capital Markets – 1.9%

450	T. Rowe Price Group Inc.	25,560
	Chemicals – 8.0%

600	Ecolab Inc.	30,000

500	Monsanto Company	36,740

400	Praxair, Inc., (3)	41,456
	Total Chemicals	108,196
	Commercial Banks – 3.1%

1,500	Wells Fargo & Company	41,910
	Communications Equipment – 4.8%

955	Juniper Networks Inc., (2), (3)	22,337

770	QUALCOMM, Inc.	42,181
	Total Communications Equipment	64,518
	Computers & Peripherals – 2.7%

1,400	EMC Corporation, (2)	36,512
	Diversified Financial Services – 2.2%

725	JPMorgan Chase & Co., (3)	29,326
	Electrical Equipment – 2.2%

600	Emerson Electric Company	29,454
	Electronic Equipment & Instruments – 4.4%

550	Amphenol Corporation, Class A, (3)	26,890

1,200	FLIR Systems Inc., (3)	32,952
	Total Electronic Equipment & Instruments	59,842
	Energy Equipment & Services – 7.7%

250	Core Laboratories NV, (3)	27,170

400	National-Oilwell Varco Inc.	32,228

500	Schlumberger Limited, (3)	45,185
	Total Energy Equipment & Services	104,583
	Food & Staples Retailing – 2.3%

400	Costco Wholesale Corporation	31,300
	Food Products – 4.9%

175	Bunge Limited	12,042

865	Hain Celestial Group Inc., (2)	27,965

550	McCormick & Company, Incorporated	26,758
	Total Food Products	66,765
	Health Care Equipment & Supplies – 6.3%

300	C. R. Bard, Inc., (3)	29,604

500	Stryker Corporation, (3)	27,170

450	Varian Medical Systems, Inc., (2), (3)	28,242
	Total Health Care Equipment & Supplies	85,016

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Health Care Providers & Services – 2.8%

700	Express Scripts, Inc., (2)	$37,982
	Health Care Technology – 2.2%

450	Cerner Corporation, (2), (3)	29,921
	Hotels, Restaurants & Leisure – 2.2%

350	McDonald’s Corporation	30,268
	Internet Software & Services – 2.2%

50	Google Inc., Class A, (2)	30,185
	IT Services – 12.1%

650	Accenture Limited, (3)	38,441

375	International Business Machines Corporation (IBM)	68,194

375	Visa Inc.	32,078

1,325	Western Union Company, (3)	25,718
	Total IT Services	164,431
	Life Sciences Tools & Services – 2.6%

400	Waters Corporation, (2), (3)	35,156
	Machinery – 6.2%

1,025	Donaldson Company, Inc., (3)	56,765

550	Illinois Tool Works, Inc., (3)	27,390
	Total Machinery	84,155
	Media – 2.0%

690	Discovery Communications inc., Class A Shares, (2), (3)	27,462
	Metals & Mining – 2.1%

305	BHP Billiton PLC, ADR, (3)	27,923
	Oil, Gas & Consumable Fuels – 10.8%

675	Continental Resources Inc., (2), (3)	46,298

725	Occidental Petroleum Corporation	71,179

310	Pioneer Natural Resources Company	28,827
	Total Oil, Gas & Consumable Fuels	146,304
	Personal Products – 5.3%

800	Herbalife, Limited, (3)	44,576

740	Nu Skin Enterprises, Inc., Class A, (3)	27,780
	Total Personal Products	72,356
	Pharmaceuticals – 5.0%

550	Allergan, Inc.	44,721

500	Teva Pharmaceutical Industries Limited, Sponsored ADR	23,320
	Total Pharmaceuticals	68,041
	Road & Rail – 2.5%

450	Norfolk Southern Corporation	34,065
	Semiconductors & Equipment – 1.8%

600	Altera Corporation, (3)	24,528
	Software – 6.9%

600	BMC Software, Inc., (2)	25,932

700	Check Point Software Technology Limited, (2), (3)	40,355

600	Intuit, Inc., (2)	28,020
	Total Software	94,307

16	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 1.1%

200	Ross Stores, Inc., (3)	$15,154
	Textiles, Apparel & Luxury Goods – 4.9%

305	Deckers Outdoor Corporation, (2), (3)	30,271

400	Nike, Inc., Class B, (3)	36,059
	Total Textiles, Apparel & Luxury Goods	66,330
	Wireless Telecommunication Services – 2.1%

550	American Tower Corporation, (2)	28,891
	Total Investments (cost $1,427,991) – 132.1%	1,793,342

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (34.0)%

	Aerospace & Defense – (4.0)%

(375)	Boeing Company	$(26,426)

(205)	General Dynamics Corporation	(13,969)

(260)	Honeywell International Inc.	(13,806)
	Total Aerospace & Defense	(54,201)
	Building Products – (0.9)%

(325)	Lennox International Inc.	(12,019)
	Capital Markets – (1.7)%

(800)	Legg Mason, Inc.	(23,536)
	Chemicals – (3.0)%

(155)	Air Products & Chemicals Inc.	(13,753)

(526)	E.I. Du Pont de Nemours and Company	(27,047)
	Total Chemicals	(40,800)
	Containers & Packaging – (1.1)%

(375)	Crown Holdings Inc., (2)	(14,404)
	Diversified Financial Services – (1.0)%

(375)	Moody’s Corporation	(13,354)
	Food & Staples Retailing – (2.0)%

(525)	Wal-Mart Stores, Inc.	(27,673)
	Health Care Providers & Services – (2.0)%

(505)	Quest Diagnostics Incorporated	(27,275)
	Hotels, Restaurants & Leisure – (3.2)%

(405)	Carnival Corporation, ADR	(13,487)

(645)	Las Vegas Sands, (2)	(30,431)
	Total Hotels, Restaurants and Leisure	(43,918)
	Insurance – (1.6)%

(800)	Allstate Corporation	(22,176)
	IT Services – (3.1)%

(375)	Computer Sciences Corporation	(13,230)

(506)	Newmont Mining Corporation	(28,139)
	Total IT Services	(41,369)
	Oil, Gas & Consumable Fuels – (4.3)%

(650)	Tesoro Corporation, (2)	(15,789)

(620)	Ultra Petroleum Corporation, (2)	(29,028)

(525)	Valero Energy Corporation	(13,188)
	Total Oil, Gas & Consumable Fuels	(58,005)

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Pharmaceuticals – (2.0)%

(800)	Merck & Company Inc.	$(27,304)
	Semiconductors & Equipment – (4.1)%

(1,270)	Intel Corporation	(28,359)

(343)	Lam Research Corporation, (2)	(14,021)

(460)	Texas Instruments Incorporated	(13,684)
	Total Semiconductors & Equipment	(56,064)
	Total Common Stocks Sold Short (proceeds $473,332)	(462,098)
	Other Assets Less Liabilities – 1.9%	26,003
	Net Assets – 100%	$1,357,247

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2011

Assets
Investments, at value (cost $1,427,991)	$1,793,342
Cash	47,714
Deposits with brokers	130,176
Receivables:
Dividends	111
From Adviser	16,808
Total assets	1,988,151
Liabilities
Securities sold short, at value (proceeds $473,332)	462,098
Payables:
Collateral due to brokers	130,176
Dividends on securities sold short	60
Accrued expenses:
12b-1 distribution and service fees	522
Other	38,048
Total liabilities	630,904
Net assets	$1,357,247
Class A Shares
Net assets	$340,954
Shares outstanding	12,500
Net asset value per share	$27.28
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$28.94
Class C Shares
Net assets	$334,370
Shares outstanding	12,500
Net asset value and offering price per share	$26.75
Class R3 Shares
Net assets	$338,745
Shares outstanding	12,500
Net asset value and offering price per share	$27.10
Class I Shares
Net assets	$343,178
Shares outstanding	12,500
Net asset value and offering price per share	$27.45
Net Assets Consist of:
Capital paid-in	$980,297
Undistributed (Over distribution of) net investment income	—
Accumulated net realized gain (loss)	365
Net unrealized appreciation (depreciation)	376,585
Net assets	$1,357,247
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations

Year Ended July 31, 2011

Investment Income (net of foreign tax withheld of $3)	$20,834
Expenses
Management fees	13,058
12b-1 service fees – Class A	835
12b-1 distribution and service fees – Class C	3,290
12b-1 distribution and service fees – Class R3	1,663
Dividends expense on securities sold short	6,290
Shareholders’ servicing agent fees and expenses	234
Custodian’s fees and expenses	5,801
Enhanced custody expense	1,940
Trustees’ fees and expenses	31
Professional fees	31,351
Shareholders’ reports – printing and mailing expenses	22,895
Federal and state registration fees	1
Other expenses	2,109
Total expenses before custodian fee credit and expense reimbursement	89,498
Custodian fee credit	(31)
Expense reimbursement	(59,083)
Net expenses	30,384
Net investment income (loss)	(9,550)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	130,722
Securities sold short	(130,852)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	187,105
Securities sold short	13,253
Net realized and unrealized gain (loss)	200,228
Net increase (decrease) in net assets from operations	$190,678

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$(9,550)	$(6,406)
Net realized gain (loss) from:
Investments and foreign currency	130,722	122,645
Securities sold short	(130,852)	(85,500)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	187,105	8,590
Securities sold short	13,253	29,224
Net increase (decrease) in net assets from operations	190,678	68,553
Distributions to Shareholders
From net investment income:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
From accumulated net realized gains:
Class A	(2,631)	—
Class C	(2,631)	—
Class R3	(2,631)	—
Class I	(2,631)	—
Decrease in net assets from distributions to shareholders	(10,524)	—
Net increase (decrease) in net assets	180,154	68,553
Net assets at the beginning of period	1,177,093	1,108,540
Net assets at the end of period	$1,357,247	$1,177,093
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value
Class A (12/08)
2011	$23.61	$(.14)	$4.02	$3.88	$—	$(.21)	$(.21)	$27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class R3 (12/08)
2011	23.52	(.21)	4.00	3.79	—	(.21)	(.21)	27.10
2010	22.16	(.14)	1.50	1.36	—	—	—	23.52
2009(e)	20.00	(.07)	2.23	2.16	—	—	—	22.16
Class I (12/08)
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(d)			Ratios to Average Net Assets After Reimbursement(c)(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

16.44%	$341	6.54%		(4.97)%	2.10%		(.54)%	62%
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

16.12	339	6.79		(5.22)	2.35		(.78)	62
6.09	294	6.11		(4.37)	2.34		(.60)	110
10.85	277	6.82	*	(4.96)*	2.47	*	(.61 )*	63

16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2011	.47%	.15%
2010	.33	.18
2009(e)	.50*	.12*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Growth Plus Fund among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. “Plus” in the Fund’s name refers to the additional return the Fund seeks by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets plus borrowings in non-U.S. equity securities. “Borrowings” represent the proceeds from short positions less any uninvested cash from such short positions.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3

24	Nuveen Investments

depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

The Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are recorded as an increase to the Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and securities sold short are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	25

Notes to Financial Statements (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations, when applicable.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2011.

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with brokers” on the Statement of Asset and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

26	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,793,342	$—	$—	$1,793,342
Common Stocks Sold Short	(462,098)	—	—	(462,098)
Total	$1,331,244	$—	$—	$1,331,244

During the fiscal year ended July 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net Increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the fiscal year ended July 31, 2011, aggregated $951,503 and $866,581, respectively.

Nuveen Investments	27

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,427,991
Gross unrealized:
Appreciation	$390,995
Depreciation	(25,644)
Net unrealized appreciation (depreciation) of investments	$365,351
Permanent differences, primarily due to net operating losses and investment in short sales resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s tax year-end, as follows:

Capital paid-in	$(10,042)
Undistributed (Over-distribution of) net investment income	9,551
Accumulated net realized gain (loss)	491

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	365
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains**	10,524

2010
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2011.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

28	Nuveen Investments

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2011, the complex-level fee rate for the Fund was .1770%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its sub-advisory services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, Underlying Fund fees and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2011) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2011, the Distributor retained all 12b-1 fees.

At July 31, 2011, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and

Nuveen Investments	29

Notes to Financial Statements (continued)

the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

In September 2011, subsequent to the reporting period, the Fund changed its name to Nuveen Santa Barbara Long/Short Equity Fund. The Fund also changed its investment strategy to allow the Fund to borrow up to 15% of its net assets through credit lines at the time of borrowing (with the ability to passively extend to 20% of net assets based on market movements); remove the requirement that the Fund match its long and short weightings (i.e., 100% net market exposure target), in effect allowing the Fund to strategically increase or decrease market exposure; and increase the flexibility to hold cash under normal market conditions from 10% to 15% of net assets.

30	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

34	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. In general, the boards of the various Nuveen funds reviewed, among other things, each such fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. The Independent Board Members noted, however, that the Fund currently does not have a Performance Peer Group.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages. In addition, the Independent Board Members recognized that last year the Advisor reduced its management fee for a significant number of Nuveen taxable open-end funds, including the Fund, and that the Fund also had a reduction in its expense cap. As the reductions went into effect on July 1, 2010, the Independent Board Members noted that the impact of these reductions was not fully reflected in the expense data for last year.

36	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

38	Nuveen Investments

Notes

Nuveen Investments	39

Notes

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Long/Short Equity Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Funds category. The category contained 147 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see the Fund’s web page at www.nuveen.com.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Short Position: A security the Fund does not own but has sold through the delivery of a borrowed security.

42	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBTW-0711P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Nuveen Santa Barbara Global Growth Fund	NGGAX	—	NGGCX	NGGRX	NGWIX
Nuveen Santa Barbara Growth Fund	NSAGX	—	NSRCX	NBGRX	NSRGX
Nuveen Santa Barbara International Growth Fund	NBQAX	—	NBQCX	NBQBX	NBQIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

The Funds all feature management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth Fund. Jim has more than 30 years of investment management experience, and has managed the Fund since its inception in 2006.

Michael Mayfield, Santa Barbara’s chief executive officer, James Boothe and Nancy Crouse, CFA, co-manage the Growth Fund. Mike has more than 25 years of investment management experience and Nancy has more than 30 years of experience. Britton C. Smith ceased to be a portfolio manager of the Fund as of June 30, 2011.

Tracy Stouffer, CFA, and Nancy Crouse serve as portfolio managers for the Global Growth Fund. Tracy has more 30 than years of investment experience. Tracy Stouffer also serves as portfolio manager for the International Growth Fund.

We recently spoke with the portfolio managers about economic and market conditions, key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. After the end of this reporting period, at its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and

Nuveen Investments	5

Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011, down from 9.5% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

The last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess. The aggregate effect of all these headwinds caused some previous market optimism to be replaced with uncertainty.

How did the Funds perform during the twelve-month period ended July 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended July 31, 2011. Each Fund’s Class A Share total returns are compared with the performance of corresponding market indexes and peer group averages.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both its Lipper category average and the S&P 500 Index for the twelve-month period ended July 31, 2011.

Santa Barbara’s investment philosophy for this Fund is to seek to provide an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, 3) and a focus on companies growing their dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research then is geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on

6	Nuveen Investments

dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials and energy.

Over this period, the Fund was positioned with a lower beta and a higher yield than the S&P 500 Index. With this positioning we do not believe we have sacrificed growth potential, as we think our holdings have better dividend growth prospects than the market. Since the beginning of 2011, 70% of the companies in the Fund’s portfolio have raised their dividends.

The information technology, consumer staples and utilities sectors were the largest positive contributors to performance. The top performing individual companies were both energy stocks, EQT, Inc. and Seadrill Ltd. Stock selection was critical in information technology, as both Accenture and QUALCOMM contributed to the Fund’s outperformance. The Fund also benefited from not owning Cisco Systems. The consumer staples sector was led by Lorillard and Philip Morris International. The utilities sector was led by the recent addition of Oneok, Inc., the best performing utility in the S&P 500 Index over this period.

The sectors that detracted the most from performance during the reporting period were industrials, followed by consumer discretionary. PACCAR, Inc. and Waste Management both reported disappointing earnings. Another holding, Raytheon, was affected by concerns about defense spending reductions by Congress. In the consumer discretionary sector, Thomson Reuters was a detractor as the company’s markets division results were affected by global financial employee headcounts and has yet to turn the corner following the financial crisis.

We had several purchases throughout the period, including McCormick Co., a dominant participant in the spice/herb market in both the retail and industrial sales channels. They are expected to grow internationally in emerging markets like China and India. Also added was Union Pacific due to the fact that it represents a quintessential dividend growth stock. The railroad has a diverse business mix and is well positioned for exports to Asia. Lastly, Seadrill was added as the firm is taking an active role in consolidating the deep water offshore drilling industry with its modern fleet.

Several positions were sold throughout the period, including Sherwin Williams, which was sold to maintain portfolio diversity when it was reclassified from the consumer discretionary to the materials sector. We also sold EnCana. Natural gas prices remain depressed due to oversupply and weak industrial demand. Advances in technology in extracting natural gas from shale have created an oversupply of natural gas. EnCana has limited ability to drill for “wet” gas (natural gas liquids) which has higher prices than conventional “dry” gas. Lastly, Shaw Communications was sold from the portfolio due to increased competition. Shaw Communications was bought originally to capture consumers upgrading to digital video from basic analog, which carries more channels at higher price points.

Nuveen Santa Barbara Global Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI Index and Lipper category average for the twelve-month period ending July 31, 2011.

Nuveen Investments	7

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on trying to accurately assess the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that Santa Barbara uses to identify potential investments include: above average earnings growth over the long term; consistent earnings growth over the long term; earnings growth trends; proven management track records; position as an industry leader; and sustainable competitive advantages.

During this reporting period, the Fund remained overweight in geographic regions and sectors that we felt would outperform in a world where economic growth is becoming scarce. As such, we favored creditor markets, primarily Asian emerging markets, as well as multinational companies with high emerging market exposure. We expect these areas to see continued decoupling from developed markets in terms of growth and equity performance.

We continued to be overweight consumer discretionary stocks in markets where there is healthy personal income growth. The demand for luxury goods remains robust, driven by wealth creation in China. This growing prosperity also is highly visible in Macau, where gaming revenues continue to surge. We also are heavily invested in technology innovation, particularly in the U.S., and remain underweight in financial stocks from G7 countries. This positioning contributed to the Fund’s outperformance during the period.

Several individual holdings contributed significantly to our outperformance, including Asos, which is the “facebook” of fashion. It is the leading internet fashion and beauty retailer in the United Kingdom. The rapid advance of its international division underscores the opportunity for its business model outside the UK, especially in the rest of Europe, the U.S. and China.

Also contributing positively was Weir Group PLC , an engineering solutions provider based in Scotland. It is the world’s largest manufacturer of pumps used in the hydraulic fracturing process of oil and gas wells. Weir is benefiting from the growing number of horizontal wells drilled in the U.S. and Canada, as well as future development of shale gas reserves outside North America.

Lastly, Cerner addresses the needs of health care providers to manage patient information efficiently and safely. The company is gaining share globally with its suite of products and services enabling hospitals and other providers to manage patient information, clinical practice and improve health care outcomes. Cerner is also a beneficiary of the mandated move to electronic health records in the United States. Strong stock performance has been driven by both earnings growth and valuation expansion, in recognition of the sustainability of that growth.

8	Nuveen Investments

We did have several positions which detracted from performance, including Terex. The company performed poorly during the period due to the uncertainty about the pace of the recovery in its business, which includes cranes, aerial work platforms and heavy construction equipment. Earnings have not met expectations overall due primarily to higher input costs and an uneven recovery in the construction and European crane segments. The position was sold during the reporting period.

Also detracting was Cree, a leading manufacturer of LED lighting components and products. The company performed poorly as earnings have disappointed and valuation has compressed. While we believe demand for LED lighting will grow around the world as the attractiveness of its low energy usage drives conversion from traditional lighting, the increasing competition from lower cost Asian-based manufacturers is pressuring pricing and margins. The position was sold during the reporting period.

Lastly, Centamin Egypt, an Australian-domiciled gold producer operating in the Egyptian goldfields at Sukari, suffered from a combination of ongoing production disruptions, cost overruns, downgrading of reserve estimates and political risks. The position was sold before the end of the period.

There were several additions to the Fund throughout the reporting period. Autonomy Corp PLC is engaged in providing software in a market referred to as “meaning based computing,” which allows users to find and retrieve unstructured data. Earnings are strong, driven by cloud applications, as well as the synergies from recently acquired Iron Mountain Digital’s assets. In August, 2011, after the end of the reporting period, Hewlett Packard announced an offer to acquire Autonomy.

We added Domino’s Pizza UK & IRL PLC. The company holds the exclusive master franchise for Domino’s Pizza Stores in the UK and Ireland. Domino’s continues to develop new concepts to drive revenue as it moves away from traditional high street locations to developing a food court concept and roadside sites in conjunction with service stations. It continually innovates with new product launches, such as Spanish Sizzler and Reggae teggae, and is attacking Pizza Hut with its own version of stuffed crust.

We also added Hain Celestial, a leading manufacturer and distributor of natural and organic food and personal products, and Herbalife Ltd, a global direct seller of nutritional products that offer supplemental nutrition benefits and weight loss management. Lastly, we added Galaxy Entertainment Group. The company is one of the six listed Macau casino operators and continues to benefit from strong gaming revenues.

We sold several positions throughout the period, including Aixtron, the leading producer of tools for LED packaging. Demand for LEDs used in TV backlighting, still the main end-market for LEDs, remains weak due to peaking in replacement purchases and financial tightening in China. Following a period of tight supply for tools, LED manufacturers are now finding discounted supply from competitors such as Veeco. We see a “profit gap” between the market for TV backlighting and the next big application, general lighting.

We sold BNP Paribas due to its exposure to increasingly pessimistic macroeconomic assumptions resulting from the European sovereign debt crisis. We are concerned about additional write downs on peripheral sovereign banking book exposures. Also sold were CME Group Inc. and Expeditors International.

Nuveen Investments	9

Nuveen Santa Barbara Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell Index and the Lipper category average for the twelve-month reporting period ended July 31, 2011.

This Fund seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead preferring to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

Over the first part of this reporting period, the Fund underperformed the Russell 1000 Growth Index, in part due to the nature of the equity rally following comments by Federal Reserve officials in Jackson Hole, Wyoming, in late August 2010. Investor demand drove up prices of the stocks most likely to benefit from a quick re-ignition of economic growth, as the returns of certain sectors of the Russell 1000 Growth Index illustrate. For the seven-month period from August 31, 2010 through March 31, 2011, for example, the energy stocks in the index rose 53%, industrials rose 37% and consumer discretionary stocks rose 31%. The Fund underperformed the index during that period, which represented a material portion of the underperformance relative to the benchmark for the entire twelve-month reporting period. Our investment strategy focuses on high quality companies that are expected to exhibit high degrees of earnings stability rather than on companies whose growth depends largely on economic acceleration.

Low interest rates have spurred investors over the last 24 months to make dramatic bets in favor of, or in aversion to, risk, as defined by higher beta stocks or those with more economic leverage. On three occasions since September 2008, we have witnessed correlation among the constituents of the S&P 500 Index rise to .80 or higher. At that level, the majority of a stock’s price change is explained by general market movements rather than factors specific to the company in question, making it particularly challenging for actively managed funds where stock selection is designed to generate relative outperformance. High levels of correlation also signal the degree to which investors rely on macro variables, such as central bank policy and fiscal policy changes, to determine whether equities, as an asset class, are attractive or not.

For the twelve-month reporting period, the Fund’s returns were driven in absolute terms by strong performance in technology, health care, energy and consumer stocks. On a relative basis (versus the Russell 1000 Growth Index), the Fund was negatively impacted by both sector exposures as well as stock selection. Underweighted positions in the energy and consumer discretionary sectors, combined with an overweight exposure to health care, resulted in a negative relative contribution from sector weightings. Stock selection was most negative during the period in the materials, financials, technology and industrials sectors. Stock selection was positive in the consumer staples sector and neutral in the energy sector.

Several positions in particular contributed to the Fund’s positive returns. These included Check Point Software Technologies. Checkpoint is the leading provider of software

10	Nuveen Investments

security systems, designed to protect customers from threats to network security. Given increasing use of internet-based communication, computing and information storage, and the rising threat of intrusions, institutions and governments around the world are increasing their demand for security products. As the leader, Check Point is growing its market share.

Herbalife also contributed to relative performance as accelerating earnings growth was reflected both in rising estimates for future earnings and in an expanding valuation. Herbalife is a global direct seller of nutritional products, designed to offer supplemental nutritional benefits and weight management. As a direct seller, the company provides income generating opportunities while offering customers a support network to assist them in managing their health and well being.

Ross Stores performed strongly during the period as well. The company operates over 1,000 stores, located predominantly in the Western half of the United States. Ross meets a broad range of needs, from apparel to housewares, for value-focused consumers. As an “off-price” retailer, Ross Stores takes advantage of excess production and inventory in the retail channel to provide discounted prices for high quality merchandise. Growth in sales at existing stores, expanding square footage and improved internal systems for managing inventory and expenses contributed to strong earnings growth.

Several holdings negatively impacted performance, including Akamai Technologies. While overall demand growth for their services is strong, pricing has been pressured causing them to reduce forward earnings growth forecasts.

Teva Pharmaceuticals also detracted from performance. Teva, the leading supplier of generic pharmaceuticals with global exposure, also manufactures and sells Copaxone, a leading treatment for multiple sclerosis (MS). The stock performed poorly due to valuation compression as new MS treatment options have become available and investors have focused on the threat to earnings growth from the expiration of their Copaxone patent.

Juniper Networks, which we purchased during the reporting period, performed poorly. This was due to weaker spending by its service provider customers (the telecom industry) and deferred spending by corporations and the public sector.

We added several other holdings to the Fund during the period, including Deckers Outdoor Corp., which designs and sells footwear under UGGs Australia and Teva brands. Also added was Discovery Communications, which creates and sells content such as the Discovery channel globally. In addition, we added Nu Skin, which is a direct selling company offering innovative beauty and nutrition products. We believe that new product launches as well as the growth in its sales force globally should drive strong earnings growth. We also added BMC Software, Broadcom, Altera and American Tower.

We sold several positions throughout the period, including Brown Forman due to our expectation that organic revenue growth would decelerate as the company lost market share. We also sold Goldman Sachs based on concerns about the increasing regulatory pressure on investment banks as well as Goldman’s loss of competitive positioning and reduced profit making opportunities. FTI Consulting was sold due to weak fundamentals. In addition, we sold Omnicom Group, CME Group, Procter and Gamble, IBM, ITT Corporation and Expeditors International.

Nuveen Investments	11

Nuveen Santa Barbara International Growth Fund

Effective August 25, 2011, the Fund changed its name from Nuveen Santa Barbara International Equity Fund to Nuveen Santa Barbara International Growth Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI Index and Lipper category average for the twelve-month period ending July 31, 2011.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment processes center on trying to accurately assess the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that Santa Barbara uses to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as an industry leader; and sustainable competitive advantages.

Over the course of this reporting period, the Fund remained overweight in geographic regions and sectors that we feel will outperform in a world where growth is becoming scarce. As such, we favored creditor markets, primarily Asian emerging markets, as well as multinational companies with high emerging market exposure. We expect these areas to see continued decoupling in terms of both growth and equity performance. We continued to be overweight in consumer discretionary stocks in markets where there is healthy personal income growth. The demand for luxury goods remains robust, driven by wealth creation in China. This growing prosperity also is highly visible in Macau where gaming revenues continue to surge. We also are heavily invested in technology innovation, and remain underweight in financial stocks of firms in G7 countries. On a country basis, our top contributing countries included Hong Kong, Canada and the United Kingdom, while our bottom contributors on a country basis included “core Europe” (Germany, Switzerland, France). This positioning contributed to the Fund’s outperformance during the period.

Several individual holdings contributed significantly to our outperformance, including Asos, which is the “facebook” of fashion. It is the leading internet fashion and beauty retailer in the United Kingdom. The rapid advance of its international division underscores the opportunity for its business model outside the UK, especially in the rest of Europe, the U.S. and China.

12	Nuveen Investments

Also positively contributing was Galaxy Entertainment Group, which is one of the six listed Macau casino operators. The company continues to benefit from strong gaming revenues. With the only new casino (Galaxy Macau) opened in 2011, Galaxy may be the top market share gainer.

Lastly, ARM Holdings, which licenses intellectual property to semiconductor manufacturers, contributed to the Fund’s outperformance. ARM continues to gain share in long-term growth markets, primarily in mobile phone markets. ARM, whose technology allows for smaller and more efficient devices, makes a key processor core for smart phones. ARM’s recent financial highlights include strong licensing revenue growth, broad adoption of ARM technology, and margin expansion.

Several positions detracted from performance, including NXP Semiconductors, a Dutch semiconductor company that was originally part of Philips Electronics. Its product end markets include Near Field Communications (NFC), which will enable consumers to use their cell phones as credit cards. As a leading supplier of this technology, NXP has been selected for the Google wallet program. In the automotive market, it is the leading supplier of in-vehicle networking chips in the Chinese market. Other application areas include components to allow CFL light bulbs to be dimmed, identification solutions for ePassports, radio frequency identification devices, and smart cards for transportation systems. The stock has been weak due to its financial leverage and weak earnings guidance.

Also detracting from the Fund’s performance was HSBC Holdings, one of the world’s leading banking and financial institutions with a global footprint of over 10,000 locations. With only 46% of its loan book in Europe, the shares outperformed many of its more European-focused peers, but the stock failed to deliver a positive return over the period held. The bank has introduced a new management strategy with the goal of making the group more nimble and focused on growing markets and, as such, has embarked on two substantial U.S. asset disposals. However, despite the restructuring plans, we continue to see risks in rising loan losses and weaker than expected margins for the remainder of 2011.

Lastly, Centamin Egypt, an Australian domiciled gold producer operating in the Egyptian goldfields at Sukari, suffered from a combination of ongoing production disruptions, cost overruns, reserve estimate downgrades and political risks. The position was sold before the end of the period.

Several positions were added to the Fund, including Autonomy Corp PLC, a software provider in a market referred to as “meaning based computing,” which allows users to find and retrieve unstructured data. Earnings are strong, driven by cloud applications and synergies from recently acquired Iron Mountain Digital’s assets. In August, 2011, after the end of this reporting period, Hewlett Packard announced an offer to acquire Autonomy. Also added to the Fund’s portfolio was Mitra Adiperkasa (MAPI), which is the leading brand retailer in Indonesia with over 90 key licensed brands including Starbucks, Zara and Marks & Spencer. MAPI is well positioned to benefit from the anticipated doubling of the number of middle-class Indonesian consumers over the next three years. We also added DeNA, which is one of the three largest social networking companies in Japan, as well as Alam Sutera PT, a top ten property developer in Indonesia.

Nuveen Investments	13

We sold several positions, including Aixtron, the leading producer of tools for LED packaging. Demand for LEDs used in TV backlighting, still the main end-market for LEDs, remains weak due to peaking in replacement purchases and financial tightening in China.

We also sold UBS AG, which provides securities products and research on equities, fixed income, interest rates, foreign exchange and metals. It also provides advisory services and access to the world’s capital markets. We believe that there are some very significant headwinds for the European banking sector and that many sovereign debt problems still exist for Italy and Portugal. We believe there is little upside potential for the stock in the medium term.

Lastly, we sold CIMB Group Holdings, which provides commercial banking and related financial services and ICAP, which provides electronic derivatives trading for commercial banks and hedge funds.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Dividends are not guaranteed.

Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes.

Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	20.71%	4.85%	5.74%
Class A Shares at maximum Offering Price	13.78%	3.61%	4.57%
S&P 500 Index**	19.65%	2.39%	2.11%
Lipper Equity Income Funds Category Average**	17.65%	2.54%	2.77%

Class B Shares w/o CDSC	19.75%	4.06%	4.95%
Class B Shares w/CDSC	15.75%	3.89%	4.80%
Class C Shares	19.81%	4.06%	4.95%
Class R3 Shares	20.39%	4.58%	5.48%
Class I Shares	20.99%	5.11%	6.00%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	33.64%	5.90%	6.32%
Class A Shares at maximum Offering Price	25.95%	4.66%	5.13%
Class B Shares w/o CDSC	32.62%	5.12%	5.53%
Class B Shares w/CDSC	28.62%	4.95%	5.38%
Class C Shares	32.64%	5.10%	5.52%
Class R3 Shares	33.37%	5.64%	6.07%
Class I Shares	34.02%	6.16%	6.59%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.44%	1.24%
Class B	2.17%	1.99%
Class C	2.20%	1.99%
Class R3	1.69%	1.49%
Class I	1.21%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.25% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	24.96%	26.73%
Class A Shares at maximum Offering Price	17.77%	23.47%
MSCI World Index**	18.54%	21.44%
Lipper Global Multi-Cap Growth Funds Category Average**	19.82%	24.74%

Class C Shares	24.02%	25.79%
Class R3 Shares	24.63%	26.42%
Class I Shares	25.23%	27.04%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	34.99%	27.72%
Class A Shares at maximum Offering Price	27.23%	24.31%
Class C Shares	34.00%	26.77%
Class R3 Shares	34.66%	27.41%
Class I Shares	35.37%	28.05%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.84%	1.44%
Class C	4.59%	2.19%
Class R3	4.09%	1.69%
Class I	3.59%	1.19%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	18.30%	1.50%	0.30%
Class A Shares at maximum Offering Price	11.52%	0.31%	-0.81%
Russell 1000 Growth Index**	24.76%	5.52%	4.11%
Lipper Multi-Cap Growth Funds Category Average**	24.56%	5.13%	3.13%

Class C Shares	17.44%	0.73%	-0.46%
Class R3 Shares	17.81%	1.21%	0.01%
Class I Shares	18.55%	1.74%	0.54%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	30.06%	2.03%	1.08%
Class A Shares at maximum Offering Price	22.57%	0.82%	-0.05%
Class C Shares	29.01%	1.26%	0.31%
Class R3 Shares	29.61%	1.75%	0.80%
Class I Shares	30.37%	2.29%	1.33%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.44%	1.24%
Class C	2.22%	1.99%
Class R3	1.71%	1.49%
Class I	1.22%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011, so that total annual Fund operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after November 30, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class A, C and I Share returns are actual. Since inception returns for Class A, C and I Shares, and for the Russell Index and Lipper category average, are from 3/28/06. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	25.16%	30.86%
Class A Shares at maximum Offering Price	17.96%	27.50%
MSCI EAFE Index**	17.17%	21.04%
Lipper International Multi-Cap Growth Funds Category Average**	19.28%	24.96%

Class C Shares	24.20%	29.89%
Class R3 Shares	24.86%	30.54%
Class I Shares	25.46%	31.19%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	34.19%	31.23%
Class A Shares at maximum Offering Price	26.47%	27.72%
Class C Shares	33.20%	30.26%
Class R3 Shares	33.88%	30.91%
Class I Shares	34.55%	31.55%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.61%	1.44%
Class C	5.36%	2.19%
Class R3	4.86%	1.69%
Class I	4.36%	1.19%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding Summaries (Unaudited) as of July 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Dividend Growth Fund

Portfolio Allocation1

Nuveen Santa Barbara Global Growth Fund

Portfolio Allocation1

Country Allocation[1]
United States	44.8%
United Kingdom	11.8%
Canada	6.7%
China	5.6%
Indonesia	5.4%
Japan	4.7%
Germany	3.6%
Hong Kong	3.3%
France	2.9%
Sweden	1.4%
South Korea	1.3%
Austria	1.3%
Israel	1.2%
Denmark	1.1%
Switzerland	1.1%
Belgium	1.0%
Norway	1.0%
Netherlands	0.9%
Finland	0.9%

Portfolio Composition[2]
Oil, Gas & Consumable Fuels	8.9%
IT Services	7.1%
Pharmaceuticals	7.0%
Tobacco	5.5%
Machinery	5.2%
Commercial Banks	3.3%
Semiconductors & Equipment	2.8%
Textiles, Apparel & Luxury Goods	2.8%
Metals & Mining	2.7%
Beverages	2.7%
Hotels, Restaurants & Leisure	2.7%
Diversified Telecommunication Services	2.6%
Software	2.6%
Communications Equipment	2.4%
Electric Utilities	2.4%
Energy Equipment & Services	2.3%
Health Care Providers & Services	2.3%
Capital Markets	2.2%
Road & Rail	2.1%
Diversified Financial Services	2.0%
Short-Term Investments	10.1%
Other	18.3%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.3%
Machinery	7.0%
Energy Equipment & Services	6.7%
Hotels, Restaurants & Leisure	6.1%
Computers & Peripherals	5.2%
Internet Software & Services	5.2%
Textiles, Apparel & Luxury Goods	4.6%
Commercial Banks	4.6%
Aerospace & Defense	3.5%
Pharmaceuticals	3.2%
Food Products	3.1%
Semiconductors & Equipment	3.0%
Multiline Retail	2.6%
Communications Equipment	2.5%
Metals & Mining	2.5%
Personal Products	2.4%
Internet & Catalog Retail	2.3%
Auto Components	2.3%
Health Care Technology	2.2%
Road & Rail	1.8%
Specialty Retail	1.7%
Other	19.2%

Top Five Common Stock Holdings[2]
EQT Corporation	3.4%
Chevron Corporation	3.3%
Royal Dutch Shell PLC, Class A	3.2%
Philip Morris International	3.2%
Microchip Technology, Inc.	3.1%

Top Five Common Stock Holdings[1]
Schlumberget Limited	2.7%
Cerner Corporation	2.2%
Google Inc., Class A	2.2%
Continental Resources, Inc.	2.0%
Norfolk Southern Corporation	1.8%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

2	As a Percentage of total common stocks as of July 31, 2011. Holdings are subject to change.

24	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Health Care Equipment & Supplies	7.2%
Chemicals	7.0%
IT Services	6.4%
Software	6.0%
Internet Software & Services	4.7%
Energy Equipment & Services	4.5%
Oil, Gas & Consumable Fuels	4.4%
Pharmaceuticals	4.3%
Machinery	4.0%
Textiles, Apparel & Luxury Goods	3.7%
Communications Equipment	3.3%
Semiconductors & Equipment	3.1%
Personal Products	3.0%
Road & Rail	2.5%
Hotels, Restaurants & Leisure	2.4%
Wireless Telecommunication Services	2.3%
Computers & Peripherals	2.3%
Food & Staples Retailing	2.3%
Health Care Providers & Services	2.2%
Aerospace & Defense	2.2%
Biotechnology	2.1%
Beverages	2.0%
Other	18.1%

Top Five Common Stock Holdings[1]
Google Inc., Class A	3.7%
Schlumberget Limited	3.4%
Occidental Petroleum Corporation	3.3%
Praxair, Inc.	3.2%
Check Point Software Technology, Limited	2.6%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

Nuveen Investments	25

Holding Summaries (Unaudited) (continued) as of July 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara International Growth Fund

Portfolio Allocation1

Country Allocation[1]
United Kingdom	17.8%
Canada	11.6%
Japan	10.2%
China	8.6%
Hong Kong	8.2%
Indonesia	8.1%
Germany	7.5%
Sweden	4.6%
France	3.8%
Israel	2.8%
United States	2.4%
South Korea	2.4%
Austria	2.1%
Thailand	1.8%
Netherlands	1.8%
Finland	1.6%
Denmark	1.5%
Switzerland	1.1%
Belgium	1.1%
Norway	1.0%

Portfolio Composition[1]
Machinery	9.1%
Hotels, Restaurants & Leisure	7.9%
Textiles, Apparel & Luxury Goods	6.9%
Commercial Banks	6.6%
Internet Software & Services	6.2%
Food Products	5.0%
Metals & Mining	4.4%
Pharmaceuticals	3.9%
Multiline Retail	3.4%
Aerospace & Defense	3.2%
Auto Components	3.0%
Internet & Catalog Retail	3.0%
Energy Equipment & Services	2.8%
Oil, Gas & Consumable Fuels	2.4%
Health Care Technology	2.4%
Commercial Services & Supplies	2.4%
Software	2.3%
Health Care Equipment & Supplies	2.2%
Automobiles	2.2%
Construction & Engineering	2.1%
Other	18.6%

Top Five Common Stock Holdings[1]
Dominos Pizza Inc.	2.4%
PT Bank Mandiri	2.4%
SXC Health Solutions Corporation	2.4%
Melco PBL Entertainment, Limited	2.3%
Weir Group PLC	2.2%

1	As a percentage of total investments as of July 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,026.50	$1,022.30	$1,022.70	$1,024.70	$1,027.80	$1,019.61	$1,015.43	$1,015.78	$1,017.90	$1,020.92
Expenses Incurred During Period	$5.67	$9.89	$9.53	$7.40	$4.34	$5.65	$9.86	$9.50	$7.37	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.94%, 1.87%, 1.45% and ..85% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,048.50	$1,044.50	$1,047.30	$1,049.70	$1,018.10	$1,014.42	$1,016.89	$1,019.36
Expenses Incurred During Period	$7.28	$11.03	$8.51	$5.99	$7.17	$10.87	$8.39	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.14%, 1.65% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,009.00	$1,005.20	$1,007.00	$1,009.90	$1,019.71	$1,015.68	$1,017.95	$1,020.72
Expenses Incurred During Period	$5.52	$9.55	$7.28	$4.51	$5.55	$9.60	$7.32	$4.53

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.89%, 1.44% and .89% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (Unaudited) (continued)

Nuveen Santa Barbara International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/11)	$1,024.50	$1,020.60	$1,023.30	$1,025.70	$1,018.10	$1,014.37	$1,016.89	$1,019.36
Expenses Incurred During Period	$7.20	$10.95	$8.41	$5.92	$7.17	$10.92	$8.39	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.15%, 1.65% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Growth Fund, Nuveen Santa Barbara Growth Fund, and Nuveen Santa Barbara International Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 28, 2011

Nuveen Investments	29

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.2%

	Aerospace & Defense – 2.0%

144,615	Raytheon Company	$6,468,629
	Beverages – 2.9%

138,685	Coca-Cola Company	9,431,967
	Capital Markets – 2.4%

43,595	BlackRock Inc.	7,779,964
	Commercial Banks – 3.5%

136,080	Cullen/Frost Bankers, Inc.	7,331,990

159,800	U.S. Bancorp	4,164,388
	Total Commercial Banks	11,496,378
	Commercial Services & Supplies – 1.9%

194,605	Waste Management, Inc.	6,128,111
	Communications Equipment – 2.6%

153,305	QUALCOMM, Inc.	8,398,048
	Diversified Financial Services – 2.1%

171,705	JPMorgan Chase & Co.	6,945,467
	Diversified Telecommunication Services – 2.8%

308,065	AT&T Inc.	9,013,982
	Electric Utilities – 2.5%

149,245	NextEra Energy Inc.	8,245,786
	Electrical Equipment – 1.9%

113,260	Emerson Electric Company	5,559,933
	Energy Equipment & Services – 2.5%

230,000	Seadrill Limited	7,994,800
	Food Products – 2.1%

140,500	McCormick & Company, Incorporated	6,835,325
	Gas Utilities – 2.0%

88,200	ONEOK, Inc.	6,420,078
	Health Care Providers & Services – 2.4%

206,600	AmerisourceBergen Corporation	7,914,846
	Hotels, Restaurants & Leisure – 2.9%

177,800	YUM! Brands, Inc.	9,391,396
	Household Durables – 1.9%

275,000	Leggett and Platt Inc.	5,967,500
	Household Products – 2.0%

106,745	Procter & Gamble Company	6,563,750
	Insurance – 2.0%

143,075	AFLAC Incorporated	6,590,035
	IT Services – 7.6%

151,600	Accenture Limited	8,965,624

50,935	International Business Machines Corporation (IBM)	9,262,530

226,940	Paychex, Inc.	6,406,516
	Total IT Services	24,634,670

30	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 5.5%

67,700	Caterpillar Inc.			$6,688,083

132,000	Eaton Corporation			6,329,400

113,167	PACCAR Inc.			4,844,679
	Total Machinery			17,862,162
	Media – 1.9%

170,180	Thomson Corporation			5,859,297
	Metals & Mining – 2.9%

278,360	Southern Copper Corporation			9,508,778
	Oil, Gas & Consumable Fuels – 9.5%

99,110	Chevron Corporation			10,309,422

166,355	EQT Corporation			10,560,215

135,585	Royal Dutch Shell PLC, Class A, Sponsored ADR			9,973,633
	Total Oil, Gas & Consumable Fuels			30,843,270
	Pharmaceuticals – 7.5%

169,035	Abbott Laboratories			8,674,876

53,700	Novo-Nordisk A/S			6,552,474

471,200	Pfizer Inc.			9,065,888
	Total Pharmaceuticals			24,293,238
	Road & Rail – 2.2%

71,100	Union Pacific Corporation			7,286,328
	Semiconductors & Equipment – 3.0%

288,890	Microchip Technology Incorporated			9,750,038
	Software – 2.7%

323,700	Microsoft Corporation			8,869,380
	Textiles, Apparel & Luxury Goods – 3.0%

83,275	VF Corporation			9,726,520
	Thrifts & Mortgage Finance – 2.1%

503,990	New York Community Bancorp Inc.			6,818,985
	Tobacco – 5.9%

85,845	Lorillard Inc.			9,118,456

138,475	Philip Morris International			9,855,266
	Total Tobacco			18,973,722
	Total Common Stocks (cost $285,681,198)			311,572,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 10.8%

$35,004	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/11, repurchase price $35,004,397, collateralized by $32,910,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $35,707,350	0.010%	8/01/11	$35,004,368
	Total Short-Term Investments (cost $35,004,368)			35,004,368
	Total Investments (cost $320,685,566) – 107.0%			346,576,751
	Other Assets Less Liabilities – (7.0)%			(22,711,706)
	Net Assets – 100%			$323,865,045

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Santa Barbara Global Growth Fund

July 31, 2011

Shares	Description (1)	Value
	COMMON STOCKS – 98.4%

	Aerospace & Defense – 3.4%

1,800	Bombardier Inc., Class B Shares	$10,889

700	CAE Inc.	9,240

300	Goodrich Corporation	28,542

125	MTU Aero Engines Holding AG, (2)	9,228
	Total Aerospace & Defense	57,899
	Air Freight & Logistics – 1.3%

250	FedEx Corporation	21,720
	Airlines – 1.1%

22,000	China Eastern Airlines Corporation Limited, Class H Shares, (2), (3)	11,026

125	Copa Holdings SA	8,201
	Total Airlines	19,227
	Auto Components – 2.3%

650	Johnson Controls, Inc.	24,018

310	Nokian Renkaat OYJ, (2)	14,500
	Total Auto Components	38,518
	Automobiles – 1.2%

50	Hyundai Motor Company, (2)	11,131

50	Volkswagen AG, Preference Shares, (2)	9,981
	Total Automobiles	21,112
	Beverages – 1.5%

4,000	Tsingtao Brewery Company Limited, Series H, (2)	25,378
	Biotechnology – 0.5%

1,375	Abcam PLC	9,028
	Chemicals – 1.2%

200	Praxair, Inc.	20,728
	Commercial Banks – 4.6%

660	ForeningsSparbanken AB, (2)	11,557

1,285	HSBC Holdings PLC, (2)	12,528

30,782	PT Bank Mandiri, (2)	28,357

24,000	PT Bank Tabungan Pensiunan Nasional TBK, (2), (3)	10,671

525	Wells Fargo & Company	14,669
	Total Commercial Banks	77,782
	Commercial Services & Supplies – 0.9%

484	Aggreko PLC, (2)	15,328
	Communications Equipment – 2.5%

1,120	JDS Uniphase Corporation, (3)	14,728

470	Juniper Networks Inc., (3)	10,993

305	QUALCOMM, Inc.	16,708
	Total Communications Equipment	42,429
	Computers & Peripherals – 5.1%

60	Apple, Inc., (3)	23,429

1,125	EMC Corporation, (3)	29,340

2,850	Imagination Technologies Group PLC, (2), (3)	18,488

325	Network Appliance Inc., (3)	15,444
	Total Computers & Peripherals	86,701

32	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 0.9%

500	JGC Corporation, (2)	$15,615
	Electrical Equipment – 0.5%

60	Schneider Electic SA, (2)	8,671
	Electronic Equipment & Instruments – 0.8%

1,250	Yaskawa Electric Corporation, (2)	13,841
	Energy Equipment & Services – 6.6%

350	National-Oilwell Varco Inc.	28,200

1,250	Precision Drilling Corporation, (3)	21,587

505	Schlumberger Limited	45,637

485	Seadrill Limited, (2)	16,882
	Total Energy Equipment & Services	112,306
	Food Products – 3.0%

500	Hain Celestial Group Inc., (3)	16,165

26,000	Indfood CBP Sukses Makmur Tbk PT, (2)	17,731

115	Naturex, (2)	8,625

200	Saputo Inc.	9,367
	Total Food Products	51,888
	Health Care Equipment & Supplies – 0.7%

115	BioMerieux, (2)	12,718
	Health Care Providers & Services – 1.0%

310	Express Scripts, Inc., (3)	16,821
	Health Care Technology – 2.1%

548	Cerner Corporation, (3)	36,437
	Hotels, Restaurants & Leisure – 6.0%

600	China Lodging Group Limited, (3)	10,284

2,600	Dominos Pizza Inc., (2)	21,382

8,000	Galaxy Entertainment Group Limited, (2), (3)	20,685

315	McDonald’s Corporation	27,241

1,450	Melco PBL Entertainment, Limited, (3)	21,939
	Total Hotels, Restaurants & Leisure	101,531
	Household Durables – 1.2%

285	SodaStream International Limited, (3)	20,905
	Insurance – 0.7%

225	Vienna Insurance Group AG, (2)	11,960
	Internet & Catalog Retail – 2.3%

435	ASOS PLC, (2), (3)	16,174

15	Rakuten Inc., (2)	15,300

300	Start Today Company Limited, (2)	7,478
	Total Internet & Catalog Retail	38,952
	Internet Software & Services – 5.1%

250	Akamai Technologies, Inc., (3)	6,055

135	Baidu.com, Inc., Sponsored ADR, (3)	21,204

200	Dena Company Limited, (2)	9,958

60	Google Inc., Class A, (3)	36,221

500	Tencent Holdings Limited, (2)	12,993
	Total Internet Software & Services	86,431

Nuveen Investments	33

Portfolio of Investments

Nuveen Santa Barbara Global Growth Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Machinery – 6.9%

100	Andritz AG, (2)	$9,700

260	Duerr AG, (2)	11,618

90	Fanuc Limited, (2)	17,025

28	Hyundai Heavy Industries, (2)	10,825

675	KUKA AG, (3)	18,021

740	Volvo AB, Class B Shares, (2), (3)	11,931

300	WABCO Holdings Inc., (3)	18,915

570	Weir Group PLC, (2)	19,782
	Total Machinery	117,817
	Media – 1.6%

400	Discovery Communications Inc., Class A Shares, (3)	15,920

340	Focus Media Holding, Limited, (3)	11,183
	Total Media	27,103
	Metals & Mining – 2.4%

900	Dundee Precious Metals Inc., (3)	7,809

950	Harry Winston Diamond Corporation, (3)	14,795

170	Teck Cominco Limited	8,405

800	Yamana Gold Inc.	10,416
	Total Metals & Mining	41,425
	Multiline Retail – 2.6%

860	Dollar General Corporation, (3)	27,056

31,000	PT Mitra Adiperkasa Tbk, (2)	16,832
	Total Multiline Retail	43,888
	Oil, Gas & Consumable Fuels – 8.2%

725	BG Group PLC, (2)	17,093

500	Continental Resources Inc., (3)	34,295

600	Golar LNG, Limited	22,878

375	MEG Energy Corporation, (3)	20,197

245	Occidental Petroleum Corporation	24,054

375	Peabody Energy Corporation	21,551
	Total Oil, Gas & Consumable Fuels	140,068
	Personal Products – 2.4%

500	Herbalife, Limited	27,860

350	Nu Skin Enterprises, Inc., Class A	13,139
	Total Personal Products	40,999
	Pharmaceuticals – 3.1%

150	Novo Nordisk A/S, (2)	18,348

500	Shire Pharmaceuticals Group PLC	17,354

375	UCB SA, (2)	17,247
	Total Pharmaceuticals	52,949
	Real Estate Management & Development – 1.0%

344,500	Alam Sutera Realty Tbk PT, (2)	16,966
	Road & Rail – 1.8%

400	Norfolk Southern Corporation	30,280

34	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 2.9%

400	Altera Corporation	$16,352

1,950	ARM Holdings PLC, (2)	18,593

740	NXP Semiconductors NV, (3)	14,637
	Total Semiconductors & Equipment	49,582
	Software – 1.2%

725	Autonomy Corporation PLC, (2), (3)	19,951
	Specialty Retail – 1.7%

750	SuperGroup PLC, (2), (3)	13,052

200	Tiffany & Co.	15,918
	Total Specialty Retail	28,970
	Textiles, Apparel & Luxury Goods – 4.6%

275	Cie Financierre Richemont, (2)	17,761

14,000	Daphne International Holdings Compamy Limited, (2)	15,051

150	Deckers Outdoor Corporation, (3)	14,888

110	Hugo Boss AG, Perference Stock	11,970

100	LVMH Moet Hennessy, (2)	18,329
	Total Textiles, Apparel & Luxury Goods	77,999
	Wireless Telecommunication Services – 1.5%

500	American Tower Corporation, (3)	26,265
	Total Investments (cost $1,426,311) – 98.4%	1,678,188
	Other Assets Less Liabilities – 1.6%	26,715
	Net Assets – 100%	$1,704,903

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2011

Shares	Description (1)	Value
	COMMON STOCKS – 100.0%

	Aerospace & Defense – 2.2%

9,935	United Technologies Corporation	$823,015
	Auto Components – 1.9%

19,500	Johnson Controls, Inc.	720,525
	Beverages – 2.0%

12,000	PepsiCo, Inc.	768,480
	Biotechnology – 2.1%

18,880	Gilead Sciences, Inc., (2)	799,757
	Capital Markets – 1.9%

12,600	T. Rowe Price Group Inc.	715,680
	Chemicals – 7.0%

16,400	Ecolab Inc.	820,000

8,615	Monsanto Company	633,030

11,675	Praxair, Inc.	1,209,997
	Total Chemicals	2,663,027
	Commercial Banks – 1.7%

23,400	Wells Fargo & Company	653,796
	Communications Equipment – 3.3%

20,700	Juniper Networks Inc., (2)	484,173

13,915	QUALCOMM, Inc.	762,264
	Total Communications Equipment	1,246,437
	Computers & Peripherals – 2.3%

33,700	EMC Corporation, (2)	878,896
	Electrical Equipment – 1.9%

14,400	Emerson Electric Company	706,896
	Electronic Components – 2.0%

15,515	Amphenol Corporation, Class A	758,528
	Electronic Equipment & Instruments – 0.9%

13,000	FLIR Systems Inc.	356,980
	Energy Equipment & Services – 4.5%

5,500	National-Oilwell Varco Inc.	443,135

14,155	Schlumberger Limited	1,279,187
	Total Energy Equipment & Services	1,722,322
	Food & Staples Retailing – 2.3%

11,100	Costco Wholesale Corporation	868,575
	Food Products – 1.8%

10,025	Bunge Limited	689,820
	Health Care Equipment & Supplies – 7.2%

9,305	Becton, Dickinson and Company	777,991

8,350	C. R. Bard, Inc.	823,978

8,000	Stryker Corporation	434,720

11,000	Varian Medical Systems, Inc., (2)	690,360
	Total Health Care Equipment & Supplies	2,727,049
	Health Care Providers & Services – 2.2%

15,460	Express Scripts, Inc., (2)	838,860

36	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.4%

10,685	McDonald’s Corporation	$924,039
	Internet Software & Services – 4.7%

15,500	Akamai Technologies, Inc., (2)	375,410

2,325	Google Inc., Class A, (2)	1,403,580
	Total Internet Software & Services	1,778,990
	IT Services – 6.4%

16,410	Accenture Limited	970,487

10,300	Visa Inc.	881,062

29,795	Western Union Company	578,321
	Total IT Services	2,429,870
	Life Sciences Tools & Services – 1.3%

5,600	Waters Corporation, (2)	492,184
	Machinery – 4.0%

14,600	Donaldson Company, Inc.	808,548

14,630	Illinois Tool Works, Inc.	728,574
	Total Machinery	1,537,122
	Media – 2.0%

19,600	Discovery Communications inc., Class A Shares, (2)	780,080
	Oil, Gas & Consumable Fuels – 4.4%

6,100	Continental Resources Inc., (2)	418,399

12,900	Occidental Petroleum Corporation	1,266,522
	Total Oil, Gas & Consumable Fuels	1,684,921
	Personal Products – 3.0%

12,500	Herbalife, Limited	696,500

11,500	Nu Skin Enterprises, Inc., Class A	431,710
	Total Personal Products	1,128,210
	Pharmaceuticals – 4.3%

11,755	Allergan, Inc.	955,799

14,560	Teva Pharmaceutical Industries Limited, Sponsored ADR	679,078
	Total Pharmaceuticals	1,634,877
	Professional Services – 0.7%

11,500	Robert Half International Inc.	314,870
	Road & Rail – 2.5%

12,755	Norfolk Southern Corporation	965,554
	Semiconductors & Equipment – 3.1%

11,000	Altera Corporation	449,680

19,300	Broadcom Corporation, Class A, (2)	715,451
	Total Semiconductors & Equipment	1,165,131
	Software – 6.0%

16,900	BMC Software, Inc., (2)	730,418

17,000	Check Point Software Technology Limited, (2)	980,050

12,000	Intuit, Inc., (2)	560,400
	Total Software	2,270,868
	Specialty Retail – 2.0%

10,245	Ross Stores, Inc.	776,264

Nuveen Investments	37

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 3.7%

5,100	Deckers Outdoor Corporation, (2)	$506,175

10,015	Nike, Inc., Class B	902,852
	Total Textiles, Apparel & Luxury Goods	1,409,027
	Wireless Telecommunication Services – 2.3%

16,900	American Tower Corporation, (2)	887,757
	Total Investments (cost $31,676,344) – 100.0%	38,118,407
	Other Assets Less Liabilities – (0.0)%	(8,365)
	Net Assets – 100%	$38,110,042

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara International Growth Fund

(formerly known as Nuveen Santa Barbara International Equity Fund)

July 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 3.2%

46,200	Bombardier Inc., Class B Shares	$279,487

26,400	CAE Inc.	348,480

4,850	MTU Aero Engines Holding AG, (2)	358,055
	Total Aerospace & Defense	986,022
	Airlines – 2.1%

678,000	China Eastern Airlines Corporation Limited, Class H Shares, (2), (3)	339,799

4,600	Copa Holdings SA	301,806
	Total Airlines	641,605
	Auto Components – 3.0%

4,500	Autoliv AB	297,720

2,700	Leoni AG, (2)	151,906

10,350	Nokian Renkaat OYJ, (2)	484,118
	Total Auto Components	933,744
	Automobiles – 2.2%

1,500	Hyundai Motor Company, (2)	333,943

1,700	Volkswagen AG, Preference Shares, (2)	339,348
	Total Automobiles	673,291
	Beverages – 2.0%

98,000	Tsingtao Brewery Company Limited, Series H, (2)	621,750
	Biotechnology – 0.8%

40,860	Abcam PLC	268,279
	Commercial Banks – 6.6%

33,800	Bangkok Bank Public Company Limited, (2)	199,789

23,000	ForeningsSparbanken AB, (2)	402,754

39,950	HSBC Holdings PLC, (2)	389,485

811,015	PT Bank Mandiri, (2)	747,121

711,000	PT Bank Tabungan Pensiunan Nasional TBK, (2), (3)	316,128
	Total Commercial Banks	2,055,277
	Commercial Services & Supplies – 2.4%

12,400	Aggreko PLC, (2)	392,703

37,000	Cape PLC	337,679
	Total Commercial Services & Supplies	730,382
	Computers & Peripherals – 0.9%

43,850	Imagination Technologies Group PLC, (2), (3)	284,454
	Construction & Engineering – 2.1%

21,200	JGC Corporation, (2)	662,096
	Containers & Packaging – 0.5%

3,620	Lock & Lock Company Limited, (2)	163,651
	Electrical Equipment – 0.4%

1,080	Schneider Electic SA, (2)	156,076
	Electronic Equipment & Instruments – 1.1%

31,000	Yaskawa Electric Corporation, (2)	343,248

Nuveen Investments	39

Portfolio of Investments

Nuveen Santa Barbara International Growth Fund (continued)

July 31, 2011

Shares	Description (1)	Value

	Energy Equipment & Services – 2.8%

32,510	Precision Drilling Corporation, (3)	$561,427

8,795	Seadrill Limited, (2)	306,137
	Total Energy Equipment & Services	867,564
	Food Products – 5.0%

336,100	Charoen Pokphand Foods PCL, (2)	357,793

795,000	Indfood CBP Sukses Makmur Tbk PT, (2)	542,166

4,300	Naturex, (2)	322,493

7,000	Saputo Inc.	327,856
	Total Food Products	1,550,308
	Health Care Equipment & Supplies – 2.2%

3,000	BioMerieux, (2)	331,763

12,700	Getinge AB, B Shares, (2)	342,526
	Total Health Care Equipment & Supplies	674,289
	Health Care Technology – 2.4%

11,785	SXC Health Solutions Corporation, (3)	743,987
	Hotels, Restaurants & Leisure – 7.9%

23,400	China Lodging Group Limited, (3)	401,076

92,200	Dominos Pizza Inc., (2)	758,247

223,000	Galaxy Entertainment Group Limited, (2), (3)	576,592

47,100	Melco PBL Entertainment, Limited, (3)	712,623
	Total Hotels, Restaurants & Leisure	2,448,538
	Household Durables – 1.7%

7,300	SodaStream International Limited, (3)	535,455
	Insurance – 1.0%

5,875	Vienna Insurance Group AG, (2)	312,294
	Internet & Catalog Retail – 3.0%

10,510	ASOS PLC, (2), (3)	390,789

385	Rakuten Inc., (2)	392,699

6,000	Start Today Company Limited, (2)	149,554
	Total Internet & Catalog Retail	933,042
	Internet Software & Services – 6.2%

3,900	Baidu.com, Inc., Sponsored ADR, (3)	612,573

6,175	DeNA Company Limited, (2)	307,465

29,890	Telecity Group PLC, (2), (3)	270,455

19,000	Tencent Holdings Limited, (2)	493,738

6,450	Yandex NV, Class A Shares, (3)	225,557
	Total Internet Software & Services	1,909,788
	Machinery – 9.1%

3,400	Andritz AG, (2)	329,811

8,000	Duerr AG, (2)	357,467

2,225	Fanuc Limited, (2)	420,908

600	Hyundai Heavy Industries, (2)	231,964

16,000	KUKA AG, (3)	427,161

23,400	Volvo AB, Class B Shares, (2), (3)	377,291

19,455	Weir Group PLC, (2)	675,198
	Total Machinery	2,819,800

40	Nuveen Investments

Shares	Description (1)	Value

	Media – 1.8%

55	CyberAgent Inc., (2)	$191,680

11,000	Focus Media Holding, Limited, (3)	361,790
	Total Media	553,470
	Metals & Mining – 4.3%

34,300	Dundee Precious Metals Inc., (3)	297,605

27,100	Harry Winston Diamond Corporation, (3)	422,050

6,400	Teck Cominco Limited	316,416

23,975	Yamana Gold Inc.	312,156
	Total Metals & Mining	1,348,227
	Multiline Retail – 3.4%

14,800	Don Quijote Company Limited, (2)	509,850

988,500	PT Mitra Adiperkasa Tbk, (2)	536,716
	Total Multiline Retail	1,046,566
	Oil, Gas & Consumable Fuels – 2.4%

13,000	BG Group PLC, (2)	306,495

11,500	Golar LNG, Limited	438,495
	Total Oil, Gas & Consumable Fuels	744,990
	Personal Products – 1.2%

42,000	Hengan Intrenational Group Company Limited, (2)	363,370
	Pharmaceuticals – 3.9%

3,870	Novo Nordisk A/S, (2)	473,382

11,000	Shire Pharmaceuticals Group PLC	381,796

7,400	UCB SA, (2)	340,347
	Total Pharmaceuticals	1,195,525
	Real Estate Management & Development – 1.2%

7,392,000	Alam Sutera Realty Tbk PT, (2)	364,053
	Semiconductors & Equipment – 2.1%

34,680	ARM Holdings PLC, (2)	330,677

16,600	NXP Semiconductors NV, (3)	328,348
	Total Semiconductors & Equipment	659,025
	Software – 2.3%

13,500	Autonomy Corporation PLC, (2), (3)	371,505

5,670	Check Point Software Technology Limited, (3)	326,876
	Total Software	698,381
	Specialty Retail – 1.8%

4,000	Sanrio Company Limited, (2)	173,138

22,665	SuperGroup PLC, (2), (3)	394,430
	Total Specialty Retail	567,568
	Textiles, Apparel & Luxury Goods – 6.9%

4,200	Adidas-Salomon AG, (2)	311,771

5,400	Cie Financierre Richemont, (2)	348,755

294,000	Daphne International Holdings Compamy Limited, (2)	316,071

3,400	Hugo Boss AG, Perference Stock	369,976

Nuveen Investments	41

Portfolio of Investments

Nuveen Santa Barbara International Growth Fund (continued)

July 31, 2011

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods (continued)

2,050	LVMH Moet Hennessy, (2)	$375,750

147,500	Stella International Holdings Limited, (2)	402,650
	Total Textiles, Apparel & Luxury Goods	2,124,973
	Total Investments (cost $28,958,949) – 99.9%	30,981,088
	Other Assets Less Liabilities – 0.1%	28,643
	Net Assets – 100%	$31,009,731

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2011

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Assets
Investments, at value (cost $285,681,198, $1,426,311, $31,676,344 and $28,958,949, respectively)	$311,572,383	$1,678,188	$38,118,407	$30,981,088
Short-term investments, (at cost, which approximates value)	35,004,368	—	—	—
Cash	—	65,575	24,670	21,838
Cash denominated in foreign currencies (cost $—, $12, $— and $1,354, respectively)	—	12	—	1,378
Receivables:
Dividends and interest	507,855	71	1,587	5,162
From Adviser	—	4,237	—	—
Investments sold	1,290,925	15,616	43,767	576,647
Reclaims	13,298	214	—	6,672
Shares sold	4,374,176	—	81,773	—
Other assets	74,396	—	—	8
Total assets	352,837,401	1,763,913	38,270,204	31,592,793
Liabilities
Payables:
Investments purchased	27,909,957	28,109	—	99,263
Shares redeemed	554,349	—	76,234	395,000
Accrued expenses:
Management fees	195,531	—	43,144	28,448
12b-1 distribution and service fees	68,079	636	3,609	875
Other	244,440	30,265	37,175	59,476
Total liabilities	28,972,356	59,010	160,162	583,062
Net assets	$323,865,045	$1,704,903	$38,110,042	$31,009,731
Class A Shares
Net assets	$129,210,542	$428,028	$9,598,926	$1,402,087
Shares outstanding	5,302,255	14,455	474,424	44,758
Net asset value per share	$24.37	$29.61	$20.23	$31.33
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.86	$31.42	$21.46	$33.24
Class B Shares
Net assets	$2,290,611	N/A	N/A	N/A
Shares outstanding	94,128	N/A	N/A	N/A
Net asset value and offering price per share	$24.34	N/A	N/A	N/A
Class C Shares
Net assets	$51,167,212	$420,808	$1,660,838	$452,704
Shares outstanding	2,102,630	14,475	85,349	14,721
Net asset value and offering price per share	$24.33	$29.07	$19.46	$30.75
Class R3 Shares
Net assets	$55,141	$425,606	$53,782	$457,865
Shares outstanding	2,248	14,462	2,657	14,707
Net asset value and offering price per share	$24.53	$29.43	$20.24	$31.13
Class I Shares
Net assets	$141,141,539	$430,461	$26,796,496	$28,697,075
Shares outstanding	5,789,105	14,448	1,313,253	910,547
Net asset value and offering price per share	$24.38	$29.79	$20.40	$31.52
Net assets consist of:
Capital paid-in	$323,725,522	$1,211,232	$35,808,938	$30,218,603
Undistributed (Over-distribution of) net investment income	674,108	—	39,770	118,011
Accumulated net realized gain (loss)	(26,425,770)	241,788	(4,180,729)	(1,349,112)
Net unrealized appreciation (depreciation)	25,891,185	251,883	6,442,063	2,022,229
Net assets	$323,865,045	$1,704,903	$38,110,042	$31,009,731
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A	– Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Operations

Year Ended July 31, 2011

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Dividend and Interest Income (net of tax withheld of $82,330, $1,444, $1,100 and $38,602, respectively)	$5,494,517	$21,259	$516,590	$300,119
Expenses
Management fees	1,215,631	13,289	285,164	114,579
12b-1 service fees – Class A	170,437	1,004	19,578	2,253
12b-1 distribution and service fees – Class B	27,901	N/A	N/A	N/A
12b-1 distribution and service fees – Class C	360,467	3,960	23,386	4,286
12b-1 distribution and service fees – Class R3	564	1,998	565	2,162
Shareholders’ servicing agent fees and expenses	218,411	228	28,312	1,099
Custodian’s fees and expenses	31,129	36,200	13,331	71,159
Trustees’ fees and expenses	4,408	37	975	363
Professional fees	30,223	27,812	23,074	50,500
Shareholders’ reports – printing and mailing expenses	102,336	9,372	18,127	9,301
Federal and state registration fees	49,766	17	19,777	59,622
Other expenses	4,280	2,078	3,741	2,079
Total expenses before custodian fee credit and expense reimbursement	2,215,553	95,995	436,030	317,403
Custodian fee credit	(15)	(27)	—	(30)
Expense reimbursement	(55)	(70,130)	—	(145,406)
Net expenses	2,215,483	25,838	436,030	171,967
Net investment income (loss)	3,279,034	(4,579)	80,560	128,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,928,218	291,284	1,671,620	(1,298,412)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	17,997,138	51,090	5,351,600	1,787,717
Net realized and unrealized gain (loss)	19,925,356	342,374	7,023,220	489,305
Net increase (decrease) in net assets from operations	$23,204,390	$337,795	$7,103,780	$617,457

N/A	– Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Growth		Santa Barbara Growth
	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$3,279,034	$1,735,901	$(4,579)	$(3,851)	$80,560	$41,167
Net realized gain (loss) from investments and foreign currency	1,928,218	815,999	291,284	144,458	1,671,620	(788,205)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	17,997,138	6,639,345	51,090	19,459	5,351,600	4,233,132
Net increase (decrease) in net assets from operations	23,204,390	9,191,245	337,795	160,066	7,103,780	3,486,094
Distributions to Shareholders
From net investment income:
Class A	(1,162,537)	(820,481)	—	—	—	(9,045)
Class B	(26,531)	(39,154)	N/A	N/A	N/A	N/A
Class C	(335,820)	(238,264)	—	—	—	—
Class R3	(1,516)	(3,252)	—	—	—	—
Class I	(1,465,329)	(576,132)	—	—	(60,052)	(100,609)
From accumulated net realized gains:
Class A	—	—	(33,293)	(20,000)	—	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	(33,303)	(20,000)	—	—
Class R3	—	—	(33,296)	(20,000)	—	—
Class I	—	—	(33,289)	(20,000)	—	—
Decrease in net assets from distributions to shareholders	(2,991,733)	(1,677,283)	(133,181)	(80,000)	(60,052)	(109,654)
Fund Share Transactions
Proceeds from sale of shares	226,791,676	51,959,734	—	—	17,335,229	22,744,885
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,957,896	1,207,542	133,181	80,000	33,166	48,041
	228,749,572	53,167,276	133,181	80,000	17,368,395	22,792,926
Cost of shares redeemed	(36,744,424)	(40,657,414)	—	—	(20,062,517)	(26,089,629)
Net increase (decrease) in net assets from Fund share transactions	192,005,148	12,509,862	133,181	80,000	(2,694,122)	(3,296,703)
Net increase (decrease) in net assets	212,217,805	20,023,824	337,795	160,066	4,349,606	79,737
Net assets at the beginning of period	111,647,240	91,623,416	1,367,108	1,207,042	33,760,436	33,680,699
Net assets at the end of period	$323,865,045	$111,647,240	$1,704,903	$1,367,108	$38,110,042	$33,760,436
Undistributed net investment income at the end of period	$674,108	$79,793	$—	$—	$39,770	$19,262

N/A	– Santa Barbara Global Growth and Santa Barbara Growth do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets (continued)

	Santa Barbara International Growth
	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$128,152	$(5,395)
Net realized gain (loss) from investments and foreign currency	(1,298,412)	187,947
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,787,717	31,916
Net increase (decrease) in net assets from operations	617,457	214,468
Distributions to Shareholders
From net investment income:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class R3	—	—
Class I	—	—
From accumulated net realized gains:
Class A	(50,506)	(30,000)
Class B	N/A	N/A
Class C	(31,793)	(30,000)
Class R3	(31,783)	(30,000)
Class I	(63,209)	(30,000)
Decrease in net assets from distributions to shareholders	(177,291)	(120,000)
Fund Share Transactions
Proceeds from sale of shares	32,163,609	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	177,291	120,000
	32,340,900	120,000
Cost of shares redeemed	(3,239,871)	—
Net increase (decrease) in net assets from Fund share transactions	29,101,029	120,000
Net increase (decrease) in net assets	29,541,195	214,468
Net assets at the beginning of period	1,468,536	1,254,068
Net assets at the end of period	$31,009,731	$1,468,536
Undistributed net investment income at the end of period	$118,011	$—

N/A	– Santa Barbara International Growth does not offer Class B Shares.

See accompanying notes to financial statements.

46	Nuveen Investments

Financial Highlights

Nuveen Investments	47

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2011	$20.53	$.45	$3.79	$4.24	$(.40)	$—	$(.40)	$24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78
Class B (3/06)
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77
Class C (3/06)
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76
Class R3 (3/09)
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(e)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)(f)
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79

48	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

20.71%	$129,211	1.18%		1.90%	1.18%		1.90%		15%
10.46	47,538	1.53		1.63	1.28		1.87		40
(15.51)	46,250	1.70		1.46	1.29		1.87		165
(1.77)	4,226	2.02		1.15	1.28		1.89		39
14.49	776	4.61		(1.67)	1.28		1.66		21

19.75	2,291	1.95		1.23	1.95		1.23		15
9.72	3,180	2.26		.93	2.03		1.16		40
(16.20)	4,670	2.37		.56	2.02		.91		165
(2.51)	725	3.06		.10	2.04		1.12		39
13.68	366	5.78		(2.71)	2.03		1.04		21

19.81	51,167	1.92		1.16	1.92		1.16		15
9.65	24,194	2.29		.86	2.03		1.11		40
(16.16)	21,259	2.39		.51	2.02		.88		165
(2.51)	2,870	3.07		.04	2.04		1.07		39
13.63	806	5.34		(2.46)	2.04		.84		21

20.39	55	1.49		1.94	1.44		1.99		15
10.23	216	1.78		1.36	1.53		1.61		40
32.89	199	2.18	*	1.33 *	1.55	*	1.97	*	165

20.99	141,142	.91		2.10	.91		2.10		15
10.79	36,519	1.30		1.79	1.03		2.06		40
(15.33)	19,246	1.40		2.21	1.05		2.56		165
(1.52)	10,563	1.56		1.51	1.03		2.03		39
14.77	1,163	4.14		(1.33)	1.04		1.77		21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2011	$25.80	$(.03)	$6.35	$6.32	$—	$(2.51)	$(2.51)	$29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(e)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(e)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(e)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(e)	20.00	.05	4.12	4.17	—	—	—	24.17

50	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

24.96%	$428	5.81%		(4.49)%	1.43%		(.10)%	143%
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2011	$17.10	$.01	$3.12	$3.13	$—	$—	$—	$20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08
Class C (3/06)
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87
Class R3 (3/09)
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(e)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)(f)
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14

52	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

18.30%	$9,599	1.19%		.04%	1.19%		.04%	43%
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24
(4.46)	7,131	2.26		(1.01)	1.39		(.15)	37
11.77	1,991	3.48		(2.52)	1.39		(.43)	48

17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)	2.14		(.87)	37
10.95	2,182	4.15		(3.17)	2.15		(1.18)	48

17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24
(4.21)	21,083	1.68		(.56)	1.14		(.02)	37
12.06	2,217	3.79		(2.81)	1.13		(.15)	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2011	$26.95	$.10	$6.61	$6.71	$—	$(2.33)	$(2.33)	$31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(e)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(e)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(e)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(e)	20.00	.08	5.03	5.11	—	—	—	25.11

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

25.16%	$1,402	3.38%		(1.63)%	1.43%		.32%	200%
17.42	368	4.70		(3.47)	1.44		.20	185
25.35	314	6.07	*	(3.41)*	1.45	*	1.22 *	49

24.20	453	4.85		(3.32)	2.18		(.65)	200
16.57	365	5.45		(4.21)	2.19		(.95)	185
25.10	313	6.82	*	(4.16)*	2.20	*	.46 *	49

24.86	458	4.35		(2.82)	1.68		(.15)	200
17.14	367	4.95		(3.71)	1.69		(.45)	185
25.25	313	6.33	*	(3.66)*	1.70	*	.97 *	49

25.46	28,697	2.05		.20	1.18		1.07	200
17.70	369	4.45		(3.22)	1.19		.05	185
25.45	314	5.83	*	(3.30)*	1.20	*	1.33 *	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include Short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Growth Fund (“Santa Barbara Global Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara International Growth Fund known as Nuveen Santa Barbara International Equity Fund prior to August 25, 2011, (“Santa Barbara International Growth”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. Companies in certain economic sectors of the market, such as the financial services, utilities and energy sectors have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging markets. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara International Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging markets.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

56	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’

Nuveen Investments	57

Notes to Financial Statements (continued)

investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve

58	Nuveen Investments

future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2011:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$311,572,383	$—	$—	$311,572,383
Short-Term Investments	—	35,004,368	—	35,004,368
Total	$311,572,383	$35,004,368	$—	$346,576,751

Santa Barbara Global Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,019,898	$658,290	$—	$1,678,188

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$38,118,407	$—	$—	$38,118,407

Santa Barbara International Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$9,936,674	$21,044,414	$—	$30,981,088
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for Santa Barbara Global Growth and Santa Barbara International Growth as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Growth	$—	$(176,390)	$176,390	$—	$—	$—
Santa Barbara International Growth	—	(5,916,015)	5,916,015	—	—	—

During the fiscal year ended July 31, 2011, Santa Barbara Dividend Growth and Santa Barbara Growth recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2011.

Nuveen Investments	59

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,445,465	$84,625,245	817,998	$16,711,315
Class A – automatic conversion of Class B Shares	7,866	178,800	20,407	408,994
Class B	7,376	178,317	1,852	37,197
Class C	1,197,184	28,819,739	243,719	4,994,428
Class R3	—	—	—	—
Class I	4,658,645	112,989,575	1,451,089	29,807,800
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,368	867,756	30,353	612,933
Class B	776	18,160	1,251	25,327
Class C	7,831	185,598	6,807	137,416
Class R3	—	—	—	—
Class I	36,977	886,382	21,486	431,866
	9,398,488	228,749,572	2,594,962	53,167,276
Shares redeemed:
Class A	(502,428)	(11,777,638)	(998,843)	(20,246,214)
Class B	(61,137)	(1,430,652)	(74,740)	(1,502,977)
Class B – automatic conversion to Class A Shares	(7,874)	(178,800)	(20,424)	(408,994)
Class C	(281,932)	(6,656,001)	(196,061)	(3,970,143)
Class R3	(8,176)	(185,513)	—	—
Class I	(684,262)	(16,515,820)	(711,986)	(14,529,086)
	(1,545,809)	(36,744,424)	(2,002,054)	(40,657,414)
Net increase (decrease)	7,852,679	$192,005,148	592,908	$12,509,862

	Santa Barbara Global Growth
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,174	$33,293	781	$20,000
Class C	1,190	33,303	785	20,000
Class R3	1,180	33,296	782	20,000
Class I	1,169	33,289	779	20,000
Net increase (decrease)	4,713	$133,181	3,127	$80,000

60	Nuveen Investments

	Santa Barbara Growth
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	234,241	$4,637,822	183,861	$3,079,977
Class B	N/A	N/A	156	2,409
Class C	23,533	443,427	57,892	955,786
Class R3	—	—	—	—
Class I	638,719	12,253,980	1,099,998	18,706,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	375	6,533
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,662	33,166	2,366	41,508
	898,155	17,368,395	1,344,648	22,792,926
Shares redeemed:
Class A	(71,553)	$(1,424,642)	(438,058)	$(7,402,681)
Class B	N/A	N/A	(16,117)	(266,741)
Class C	(76,749)	(1,496,016)	(47,926)	(776,362)
Class R3	(10,055)	(193,157)	—	—
Class I	(830,772)	(16,948,702)	(1,061,070)	(17,643,845)
	(989,129)	(20,062,517)	(1,563,171)	(26,089,629)
Net increase (decrease)	(90,974)	$(2,694,122)	(218,523)	$(3,296,703)

	Santa Barbara International Growth
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,887	$924,997	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	999,147	31,238,612	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,663	50,506	1,153	30,000
Class C	1,061	31,793	1,160	30,000
Class R3	1,052	31,783	1,155	30,000
Class I	2,072	63,209	1,152	30,000
	1,034,882	32,340,900	4,620	120,000
Shares redeemed:
Class A	(445)	(13,564)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(104,324)	(3,226,307)	—	—
	(104,769)	(3,239,871)	—	—
Net increase (decrease)	930,113	$29,101,029	4,620	$120,000

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended July 31, 2011, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Purchases	$209,617,181	$2,264,591	$17,179,761	$56,598,022
Sales	27,382,223	2,303,392	19,695,954	27,583,932

Nuveen Investments	61

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Cost of investments	$321,214,550	$1,426,311	$32,089,267	$28,974,663
Gross unrealized:
Appreciation	$30,224,151	$283,936	$7,426,279	$2,717,158
Depreciation	(4,861,950)	(32,059)	(1,397,139)	(710,733)
Net unrealized appreciation (depreciation) of investments	$25,362,201	$251,877	$6,029,140	$2,006,425

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2011, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Capital paid-in	$(9,029,786)	$92	$—	$—
Undistributed (Over-distribution of) net investment income	307,014	4,579	—	(10,141)
Accumulated net realized gain (loss)	8,722,772	(4,671)	—	10,141

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Undistributed net ordinary income*	$674,108	$124,996	$39,770	$134,431
Undistributed net long-term capital gains	—	116,792	—	346
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Distributions from net ordinary income*	$2,991,733	$104,998	$60,052	$146,060
Distributions from net long-term capital gains**	—	28,183	—	31,231

2010	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Distributions from net ordinary income*	$1,677,283	$80,000	$109,654	$120,000
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds hereby designate as a long-term capital dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended July 31, 2011.

62	Nuveen Investments

At July 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Expiration:
July 31, 2016	$10,391,480	$—
July 31, 2017	366,333	—
July 31, 2018	15,138,972	3,767,808
Total	$25,896,785	$3,767,808
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Utilized capital loss carryforwards	$1,546,457	$1,226,199

At July 31, 2011, $9,029,786 of Santa Barbara Dividend Growth’s capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Santa Barbara International Growth
Post-October capital losses	$1,341,422
Post-October currency losses	8,742

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.5000%	.6500%
For the next $125 million	.4875	.6375	.4875	.6375
For the next $250 million	.4750	.6250	.4750	.6250
For the next $500 million	.4625	.6125	.4625	.6125
For the next $1 billion	.4500	.6000	.4500	.6000
For net assets over $2 billion	.4250	.5750	.4250	.5750

Nuveen Investments	63

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2011, the complex-level fee rate for each Fund was .1770%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.000%	November 30, 2011	1.250%
Santa Barbara Global Growth	1.200	November 30, 2012	1.450
Santa Barbara Growth	1.000	November 30, 2011	1.400
Santa Barbara International Growth	1.200	November 30, 2012	1.450

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2011, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Sales charges collected (Unaudited)	$685,187	$—	$36,175	$2,298
Paid to financial intermediaries (Unaudited)	621,161	—	32,236	2,038

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

64	Nuveen Investments

During the fiscal year ended July 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Commission advances (Unaudited)	$399,824	$—	$7,679	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
12b-1 fees retained (Unaudited)	$137,656	$3,960	$6,166	$4,286

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2011, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
CDSC retained (Unaudited)	$9,380	$—	$552	$—

At July 31, 2011, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Class A	—	14,455	12,162	14,700
Class B	—	N/A	N/A	N/A
Class C	—	14,475	—	14,721
Class R3	2,248	14,462	2,657	14,707
Class I	—	14,448	—	14,693

N/A – Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements (“repos”) and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	65

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

68	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality

70	Nuveen Investments

investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the quarter, one-, three- and five-year periods ending March 31, 2011 (or for the periods available for Funds that did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they observed that the Nuveen Santa Barbara International Growth Fund and the Nuveen Santa Barbara Global Growth Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; notwithstanding the foregoing, the Independent Board Members noted that each of these two Funds performed in the first quartile for the one-year period. Finally, the Independent Board Members noted that the Nuveen Santa Barbara Growth Fund (the “Growth Fund”) lagged its peers and/or benchmarks over various periods; however, the Board considered the factors affecting performance and were satisfied with the process followed in seeking to address any performance issues in light of the Fund’s investment strategy. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

Nuveen Investments	71

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

The Independent Board Members recognized that last year the Advisor reduced its management fee for a significant number of Nuveen taxable open-end funds, including each of the Funds, and that the Growth Fund and the Dividend Growth Fund also had a reduction in their expense caps. As the reductions went into effect on July 1, 2010, the Independent Board Members noted that the impact of these reductions was not fully reflected in the expense data for last year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members reviewed the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its

72	Nuveen Investments

affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Fund category. The Category contained 277 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Global Multi-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Growth Fund category. The Category contained 158 funds for the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper International Multi-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Fund category. The Category contained 185 funds for the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Multi-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Fund category. The Category contained 502 funds during the 1-year period ended July 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

MSCI EAFE Index: An unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

74	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara Dividend Growth Fund	100%	100%
Nuveen Santa Barbara Global Growth Fund	4.80%	12.48%
Nuveen Santa Barbara Growth Fund	100%	100%
Nuveen Santa Barbara International Growth Fund	0.16%	8.21%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SANTB-0711P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	12,451	0	2,850	0
Tradewinds Global All-Cap Fund	25,592	0	3,250	0
Tradewinds International Value Fund	21,521	0	2,850	0
Santa Barbara Growth Fund	11,339	0	2,850	0
Tradewinds Global Resources Fund	11,944	0	3,250	0
Tradewinds Emerging Markets Fund	11,785	0	3,250	0
Tradewinds Japan Fund	11,072	0	0	0
Santa Barbara Growth Plus Fund	14,360	0	0	0
Tradewinds Global All-Cap Plus Fund	14,713	0	3,250	0
Santa Barbara Global Growth Fund	11,012	0	0	0
Santa Barbara International Growth Fund	11,089	0	2,850	0
Winslow Large-Cap Growth Fund	11,521	0	2,850	0
Tradewinds Global Flexible Allocation Fund	22,514	0	400	0

Total	$190,913	$0	$27,650	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Tradewinds Japan Fund	0%	0%	0%	0%
Santa Barbara Growth Plus Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Plus Fund	0%	0%	0%	0%
Santa Barbara Global Growth Fund	0%	0%	0%	0%
Santa Barbara International Growth Fund	0%	0%	0%	0%
Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Tradewinds Global Flexible Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	11,352	0	5,500	5,000
Tradewinds Global All-Cap Fund	16,508	0	2,750	0
Tradewinds International Value Fund	20,650	0	2,750	0
Santa Barbara Growth Fund	10,772	0	2,750	0
Tradewinds Global Resources Fund	10,646	0	2,750	0
Tradewinds Emerging Markets Fund	10,528	0	2,200	0
Tradewinds Japan Fund	10,537	0	0	0
Santa Barbara Growth Plus Fund	13,760	0	0	0
Tradewinds Global All-Cap Plus Fund	13,839	0	0	0
Santa Barbara Global Growth Fund	10,511	0	0	0
Santa Barbara International Growth Fund	10,511	0	0	0
Winslow Large-Cap Growth Fund	10,549	0	0	0
Tradewinds Global Flexible Allocation Fund [5]	22,130	0	0	0

Total	$172,293	$0	$18,700	$5,000

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations May 27, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Tradewinds Japan Fund	0%	0%	0%	0%
Santa Barbara Growth Plus Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Plus Fund	0%	0%	0%	0%
Santa Barbara Global Growth Fund	0%	0%	0%	0%
Santa Barbara International Growth Fund	0%	0%	0%	0%
Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Tradewinds Global Flexible Allocation Fund [1]	0%	0%	0%	0%

[1]	The Fund commenced operations May 27, 2010.

Fiscal Year Ended July 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,850	0	0	2,850
Tradewinds Global All-Cap Fund	3,250	0	0	3,250
Tradewinds International Value Fund	2,850	0	0	2,850
Santa Barbara Growth Fund	2,850	0	0	2,850
Tradewinds Global Resources Fund	3,250	0	0	3,250
Tradewinds Emerging Markets Fund	3,250	0	0	3,250
Tradewinds Japan Fund	0	0	0	0
Santa Barbara Growth Plus Fund	0	0	0	0
Tradewinds Global All-Cap Plus Fund	3,250	0	0	3,250
Santa Barbara Global Growth Fund	0	0	0	0
Santa Barbara International Growth Fund	2,850	0	0	2,850
Winslow Large-Cap Growth Fund	2,850	0	0	2,850
Tradewinds Global Flexible Allocation Fund	400	0	0	400

Total	$27,650	$0	$0	$27,650

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended July 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	10,500	0	0	10,500
Tradewinds Global All-Cap Fund	2,750	0	0	2,750
Tradewinds International Value Fund	2,750	0	0	2,750
Santa Barbara Growth Fund	2,750	0	0	2,750
Tradewinds Global Resources Fund	2,750	0	0	2,750
Tradewinds Emerging Markets Fund	2,200	0	0	2,200
Tradewinds Japan Fund	0	0	0	0
Santa Barbara Growth Plus Fund	0	0	0	0
Tradewinds Global All-Cap Plus Fund	0	0	0	0
Santa Barbara Global Growth Fund	0	0	0	0
Santa Barbara International Growth Fund	0	0	0	0
Winslow Large-Cap Growth Fund	0	0	0	0
Tradewinds Global Flexible Allocation Fund [1]	0	0	0	0

Total	$23,700	$0	$0	$23,700

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations May 27, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 7, 2011